Federated Managed Allocation Portfolios Federated Target ETF Fund 2015 Federated Target ETF Fund 2025 Federated Target ETF Fund 2035

Prospectus/Proxy Statement - Please Vote!

TIME IS OF THE ESSENCE. . .VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT!  ACT NOW TO HELP US AVOID ADDITIONAL EXPENSE.

Federated Target ETF Funds (the “ETF Funds”), portfolios of Federated Managed Allocation Portfolios (the “Trust”), will hold a special meeting of shareholders of the ETF Funds on June 10, 2009.  It is important for you to vote on the issues described in this Proxy Statement.  We recommend that you read the Proxy Statement in its entirety; the explanation will help you to decide on the issues.

Following is an introduction to the process and the proposal.

Why am I being asked to vote?
Mutual funds are required to obtain shareholders’ votes for certain types of changes, like the ones included in this Prospectus/Proxy Statement.  You have a right to vote on these changes.

What are the proposals?
Under the proposed Agreements and Plans of Reorganization, each of the ETF Funds (2015, 2025, 2035) would be reorganized into Federated Stock and Bond Fund (each a “Reorganization and collectively, the “Reorganizations”).

Why are the Reorganizations being proposed?
The ETF Funds, despite efforts to increase the salability of the funds since launched in April of 2006, have not been able to reach an economically viable size. The Adviser has advised the Board that it believes that the Reorganizations will result in current shareholders of the ETF Funds receiving shares in a fund with greater long-term viability.

The ETF Funds and the Federated Stock and Bond Fund pursue their investment objectives primarily by investing in a mix of equity and fixed-income investments.  Unlike the Federated Stock and Bond Fund, each ETF Funds’ portfolio is constructed by the Adviser by using an asset allocation process and is managed according to the specific target retirement date reflected in each ETF Funds’ name.  The Reorganization would provide shareholders of each ETF Fund with shares of Federated Stock and Bond Fund, an investment product that gives them exposure to both equity and fixed-income investments.

The Federated Stock and Bond Fund has greater flexibility in its asset allocations and will invest between 20% and 80% of its assets in equity securities and between 20% and 80% of its assets in fixed- income securities, during normal market conditions.  The Federated Stock and Bond Fund’s asset mix is adjusted based on the Adviser’s view of economic and market conditions.  Due to their different investment objectives and strategies, shareholders of the ETF Funds will likely have a different allocation to equity and fixed income investments if the Reorganizations are approved and they become shareholders of the Federated Stock and Bond Fund.

Why has the Federated Stock and Bond Fund been proposed for the Reorganization?
•	The Fund’s flexibility allows it to be well allocated to stocks or bonds in various market cycles.

•	The Fund has a longer track record.

•	The same portfolio managers are responsible for asset allocation decisions in the Federated Stock and Bond Fund as are responsible for the ETF Funds.

•	The Federated Stock and Bond Fund has competitive performance.

How do the proposed Reorganizations affect shareholders?
If the Reorganizations are approved, the ETF Funds’ shareholders will be shareholders of the corresponding share class of the Federated Stock and Bond Fund.

Will an Institutional Share class be added to the Federated Stock and Bond Fund?
Yes.  An Institutional Share class has been added to the Federated Stock and Bond Fund and has an anticipated public offering date of June 12, 2009.  Each shareholder who owns ETF Funds IS shares will own the IS share class in the Federated Stock and Bond Fund post-Reorganization(s).

How does the performance among the funds involved in the Reorganization(s) compare?
The performance history of the Federated Stock and Bond Fund will survive post-Reorganization(s).  The following chart shows recent performance for the Class A shares of all 4 funds.

Annualized Total Returns Since Inception 4/6/06*
Federated Stock and Bond Fund A	-5.34%
Federated Target ETF Fund 2015 A	-6.68%
Federated Target ETF Fund 2925 A	-9.78%
Federated Target ETF Fund 2035 A	-11.91%
*Date of Inception of Federated Target ETF Funds.
Net returns for A shares at NAV as of 1/30/09.

What happens to participant deferrals during this period?
All participant deferrals will be invested according to the Fund’s investment objective and strategy as normal.

How do the expenses of the Federated Stock and Bond Fund compare to the ETF Funds?
As noted in the proxy, the gross expenses of the Federated Stock and Bond Fund are less than those of the ETF Funds.  While net expenses after waiver of the Federated Stock and Bond Fund currently are higher than those of the ETF Funds, certain expense waivers which are now in effect with respect to the ETF Funds are voluntary and may not continue in the future.
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	Net Expenses			Gross Expenses
	Class A	Class K	Class IS	Class A	Class K	Class IS
Federated Stock and Bond Fund	1.53%	2.03%	1.28%	1.92%	2.33%	1.66%
Federated Target ETF Fund 2015	0.53%	1.00%	0.29%	8.11%	8.17%	7.74%
Federated Target ETF Fund 2025	0.55%	1.00%	0.30%	6.07%	6.22%	5.52%
Federated Target ETF Fund 2035	0.52%	1.00%	0.29%	7.89%	7.99%	7.39%

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What is the timing for the Reorganization(s)?
•	It is anticipated that the proxy will begin mailing on Monday, April 27, to shareholders of the ETF Funds.

•
The Altman Group has been hired as the proxy tabulator/solicitor for this proxy campaign.  Shareholders of the ETF Funds who have not yet voted their shares may begin to receive solicitation calls the week of May 11th.

•	The shareholder meeting is scheduled for Wednesday, June 10, 2009. If approved by shareholders, the tax-free Reorganizations are scheduled to occur over the weekend of June 12th.

Existing shareholders in the ETF Funds A, K, and IS share classes will move into the corresponding A, K, and IS share classes of the Federated Stock and Bond Fund.

How do I vote my shares?
You may vote in person at the meeting, or by completing and returning the enclosed proxy card.

If you:
1.	Do not respond at all, we may contact you by telephone to request that you cast your vote.
2.	Sign and return the proxy card without indicating a preference, your vote will be cast “for” the proposals.

You may also vote by telephone or on the internet; please refer to your ballot for the appropriate toll-free telephone number and internet address.

What should I do in connection with the Reorganization(s)?
You need not and should not do anything for the Reorganization(s) except vote your shares today.  If approved, the Reorganization(s) will take place automatically, and your ETF Fund shares will automatically be exchanged to Federated Stock and Bond Fund shares. We request that you do not attempt to make the exchange yourself, as this will disrupt the management of the Fund’s portfolio.

Whom do I call if I have questions about this Proxy Statement?
Call your Investment Professional or a Federated Client Service Representative.  Federated’s toll-free number is 1-800-341-7400.

After careful consideration, the Board of Trustees has unanimously approved these proposals.  The Board of Trustees recommends that you read the enclosed materials carefully and vote FOR the proposals.

FEDERATED MANAGED ALLOCATION PORTFOLIOS
Federated Target ETF Fund 2015
Federated Target ETF Fund 2025
Federated Target ETF Fund 2035

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD June 10, 2009

TO SHAREHOLDERS OF FEDERATED TARGET ETF FUND 2015, FEDERATED TARGET ETF FUND 2025 AND FEDERATED TARGET ETF FUND 2035, portfolios of Federated Managed Allocation Portfolios.

A special meeting of the shareholders of Federated Target ETF Fund 2015, Federated Target ETF Fund 2025 and Federated Target ETF Fund 2035 (collectively, the “ETF Funds”) will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 2:00 p.m. (Eastern time), on June 10, 2009, for the following purposes:
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1.
To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which the Federated Stock and Bond Fund (“Stock and Bond Fund”),  would acquire all of the assets of Federated Target ETF Fund 2015, a portfolio of Federated Managed Allocation Portfolios,  in exchange for Class A Shares, Class K Shares and Institutional Shares of the Stock and Bond Fund to be distributed pro rata by Federated Target ETF Fund 2015 to its shareholders in complete liquidation and termination of the Federated Target ETF Fund 2015.

2.
To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which the Stock and Bond Fund,  would acquire all of the assets of Federated Target ETF Fund 2025, a portfolio of Federated Managed Allocation Portfolios,  in exchange for Class A Shares, Class K Shares and Institutional Shares of the Stock and Bond Fund to be distributed pro rata by Federated Target ETF Fund 2025 to its shareholders in complete liquidation and termination of the Federated Target ETF Fund 2025.

3.
To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which the Stock and Bond Fund,  would acquire all of the assets of Federated Target ETF Fund 2035, a portfolio of Federated Managed Allocation Portfolios,  in exchange for Class A Shares, Class K Shares and Institutional Shares of the Stock and Bond Fund to be distributed pro rata by Federated Target ETF Fund 2035 to its shareholders in complete liquidation and termination of the Federated Target ETF Fund 2035.

The Board of Trustees has fixed April 15, 2009 as the record date for determination of shareholders entitled to vote at the special meeting.

By Order of the Board of Trustees,

John W. McGonigle
Secretary

April 27, 2009

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YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY CARD.  IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING.  THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

PROSPECTUS/PROXY STATEMENT
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April 27, 2009

Acquisition of the assets of

FEDERATED TARGET ETF FUND 2015
FEDERATED TARGET ETF FUND 2025
FEDERATED TARGET ETF FUND 2035
portfolios of Federated Managed Allocation Portfolios

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania  15086-7561
Telephone No:  1-800-341-7400

By and in exchange for shares of

FEDERATED STOCK AND BOND FUND
Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania  15086-7561
Telephone No:  1-800-341-7400

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This Prospectus/Proxy Statement describes the proposals whereby Federated Target ETF Fund 2015, Federated Target ETF Fund 2025 and Federated Target ETF Fund 2035 (each an “ETF Fund” and collectively, the “ETF Funds”),  portfolios of Federated Managed Allocation Portfolios (the “Trust”), would transfer all of their assets to the Federated Stock and Bond Fund (the “Stock and Bond Fund”), in exchange for Class A Shares, Class K Shares and Institutional Shares of Stock and Bond Fund (each a “Reorganization” and collectively, the “Reorganizations”). Stock and Bond Fund shares will be distributed pro rata by each ETF Fund to its shareholders in complete liquidation and dissolution of the ETF Fund.  As a result of the Reorganizations, each owner of the ETF Funds’ Class A Shares, Class K Shares and Institutional Shares will become the owner of Class A Shares, Class K Shares and Institutional Shares, respectively, of Stock and Bond Fund, having a total net asset value (“NAV”) equal to the total NAV of his or her holdings in the ETF Funds on the date of the Reorganization (the “Closing Date”).

The Board of Trustees (the “Board”) of the Trust has determined that a reorganization of each of the ETF Funds into Stock and Bond Fund is in the best interest of each ETF Fund and its shareholders and is recommending that shareholders of the ETF Funds approve the Reorganizations.

Each ETF Funds’ investment objective is to seek capital appreciation and current income consistent with its current asset allocation which will emphasize a decreasing allocation to equity securities as the Funds’ target year approaches.  The Stock and Bond Fund’s investment objective is to provide relative safety of capital with the possibility of long-term growth of capital and income. For a comparison of the investment policies and objectives of the Funds, see “Summary -- Comparison of Investment Objectives, Policies and Limitations.” Information concerning Stock and Bond Fund shares, as compared to the shares of the ETF Funds, is included in this Prospectus/Proxy Statement in the sections entitled “Summary -- Comparative Fee Tables” and “Information about the Reorganizations – Description of the ETF Funds’ and Stock and Bond Fund’s Share Classes and Capitalization.”

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The investment adviser for the ETF Funds and Stock and Bond Fund (each a “Fund” and collectively the “Funds”) is Federated Global Investment Management Corp. (“Adviser”). This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Funds that a prospective investor should know before voting.  This Prospectus/Proxy Statement is accompanied by the Class A Shares and Class K Shares prospectus for Stock and Bond Fund dated January 31, 2009, and the Institutional Class Prospectus for Stock and Bond Fund dated April 7, 2009, which are incorporated herein by reference. A Statement of Additional Information (“SAI”) dated April 7, 2009 as well as an SAI dated April 27, 2009 (relating to this Prospectus/Proxy Statement), all containing additional information, have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated herein by reference.  A Prospectus and SAI dated January 31, 2009, for the ETF Funds is also incorporated herein by reference. Further information about the Stock and Bond Fund is available in its Annual Report dated September 30, 2008, and its Semi-Annual Report dated May 31, 2008, which were previously mailed to shareholders.  Further information about the ETF Funds’ performance is contained in their Annual Report dated November 30, 2008, and their Semi-Annual Report dated May 31, 2008, which are incorporated herein by reference.  Copies of these materials and other information about Stock and Bond Fund and the ETF Funds may be obtained without charge by writing to or calling Stock and Bond Fund at the address and telephone number shown on the previous page.

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THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK.  SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY.  AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS
Page

SUMMARY	1
REASONS FOR THE PROPOSED REORGANIZATIONS	1
CLOSING DATE	2
TAX CONSEQUENCES	2
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS	3
COMPARISON OF PRINCIPAL RISKS	10
PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES	11
DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS	14
COMPARATIVE FEE TABLES	15
COMPARISON OF POTENTIAL RISKS AND REWARDS: PERFORMANCE INFORMATION	25
FINANCIAL HIGHLIGHTS	37
INVESTMENT ADVISER	50
PORTFOLIO MANAGER INFORMATION	50
ADVISORY FEES, SERVICE FEES, SHAREHOLDER FEES AND OTHER EXPENSES	51
INFORMATION ABOUT THE REORGANIZATIONS	54
DESCRIPTION OF THE PLANS OF REORGANIZATION	54
DESCRIPTION OF THE ETF FUNDS' AND STOCK AND BOND FUND'S SHARE CLASSES AND CAPITALIZATION	55
FEDERAL TAX CONSEQUENCES	58
COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS	59
INFORMATION ABOUT STOCK AND BOND FUND AND THE ETF FUNDS	63
WHERE TO FIND ADDITIONAL INFORMATION	63
LEGAL PROCEEDINGS	63
ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING	64
PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING	65
SHARE OWNERSHIP OF THE FUNDS	65
INTERESTS OF CERTAIN PERSONS	65
OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY	68
FORM OF AGREEMENT AND PLAN OF REORGANIZATION (EXHIBIT A)	A-1
MANAGEMENT DISCUSSION OF FUND PERFORMANCE (EXHIBIT B)	A-14

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement.  A copy of the form of Agreement and Plan of Reorganization (the “Plan”) pursuant to which each of the Reorganizations will be conducted is attached to this Prospectus/Proxy Statement as Exhibit A and a copy of the Stock and Bond Fund’s and ETF Funds’ Management’s Discussion of Fund Performance is attached to this Prospectus/Proxy Statement as Exhibit B.  The Prospectus for Stock and Bond Fund accompanies this Prospectus/Proxy Statement.

REASONS FOR THE PROPOSED REORGANIZATIONS

The following proposals are being presented to the shareholders of the applicable ETF Fund for approval:

Proposal (1): For Federated Stock and Bond Fund to acquire all of the assets of Federated Target ETF Fund 2015 in exchange for Class A, Class K, and Institutional Shares of Federated Stock and Bond Fund to be distributed pro rata by Federated Target ETF Fund 2015 to its shareholders in complete liquidation and dissolution of Federated Target ETF Fund 2015;

Proposal (2): For Federated Stock and Bond Fund to acquire all of the assets of Federated Target ETF Fund 2025 in exchange for Class A, Class K, and Institutional Shares of Federated Stock and Bond Fund to be distributed pro rata by Federated Target ETF Fund 2025 to its shareholders in complete liquidation and dissolution of Federated Target ETF Fund 2025; and

Proposal (3): For Federated Stock and Bond Fund to acquire all of the assets of Federated Target ETF Fund 2035 in exchange for Class A, Class K, and Institutional Shares of Federated Stock and Bond Fund to be distributed pro rata by Federated Target ETF Fund 2035 to its shareholders in complete liquidation and dissolution of Federated Target ETF Fund 2035.

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The Reorganizations are being proposed to shareholders of the ETF Funds primarily because, despite efforts to increase the salability of the ETF Funds, the ETF Funds have not grown to a viable  asset size and the Adviser has indicated that it may be unwilling to continue to voluntarily waive or reimburse certain adviser fees and operating expenses in the future. The Adviser has advised the Board that the Adviser believes that the Reorganizations will result in current shareholders of the ETF Funds receiving shares in a more long-term viable fund.  In addition, the proposed Reorganizations would provide the shareholders of each ETF Fund with an investment product that continues to give shareholders exposure to both equity and fixed-income investments (See “Summary - Comparison of Investment Objectives, Policies and Limitations” below), as well as lower gross expenses.

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The Board has voted to recommend to the holders of shares of each of the ETF Funds the approval of a Plan, pursuant to which Stock and Bond Fund would acquire all of the assets of each ETF Fund in exchange for Class A Shares, Class K Shares and Institutional Shares of Stock and Bond Fund (each an “Exchange” and collectively, the “Exchanges”). Immediately following the Exchanges, each ETF Fund will distribute the Class A Shares, Class K Shares and Institutional Shares of Stock and Bond Fund received in the Exchange pro rata to holders of its Class A Shares, Class K Shares and Institutional Shares respectively, in a complete liquidation and termination of the ETF Fund.  As a result of the Reorganizations, each holder of Class A Shares, Class K Shares and Institutional Shares of the ETF Funds will become the owner of Class A Shares, Class K Shares and Institutional Shares of Federated Stock and Bond Fund, respectively, in each case having a total net asset value equal to the total net asset value of his or her holdings in the applicable ETF Fund on the date of the Reorganization, i.e., the Closing Date (as hereinafter defined).  Following the consummation of the Reorganizations, the Trust will amend its Declaration of Trust to remove the ETF Funds as series of the Trust.  Shareholders of each ETF Fund will vote separately on each Reorganization, and shareholder approval of one Reorganization is not a condition for the consummation of the other Reorganizations.

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It is anticipated that the ETF Funds may need to dispose of a substantial portion of their securities prior to the Reorganization in order to better align the combined portfolios and to dispose of the ETF Funds holdings that do not meet Stock and Bond Fund’s selection criteria. For example, the S&P 500 ETF currently held by the ETF Funds may be retained, as the Stock and Bond Fund has similar exposure through the securities currently in the portfolio.  However, any ETF providing exposure different from that seen in Stock and Bond Fund’s portfolio would be sold.  Additionally, the fixed income ETFs held by the ETF Funds will be sold as Stock and Bond Fund invests the fixed-income portion of its portfolio in individual securities and/or certain investment companies managed by the Adviser that are not publically available.  The exact amount of the securities that will need to be disposed will not be known until closer to the Reorganization.  Any brokerage charges associated with the disposition of portfolio securities by the ETF Funds prior to the Reorganization will be borne by the ETF Funds.

 The Board concluded to recommend to shareholders of the ETF Funds that they vote to approve the Reorganizations.  Pursuant to Rule 17a-8 under the Investment Company Act of 1940 (the “1940 Act”), the Board, including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act, determined that the Reorganizations are in the best interest of each ETF Fund and its shareholders, and that the interests of existing shareholders would not be diluted as a result of the Reorganizations.

The Board of Trustees of Stock and Bond Fund (the “Trustees” and together with the Board of the ETF Funds, the “Boards”) likewise approved the Reorganizations on behalf of Stock and Bond Fund.  Pursuant to Rule 17a-8 under the 1940 Act, the Trustees of Stock and Bond Fund, including a majority of the Trustees who are not “interested persons,” determined that the Reorganizations are in the best interest of Stock and Bond Fund and its shareholders, and that the interests of existing Stock and Bond Fund shareholders would not be diluted as a result of the Reorganizations.

In considering the proposed Reorganizations and reaching the above conclusions, the board of the ETF Funds and the Stock and Bond Fund took into consideration a number of factors, including: (1) the compatibility of the ETF Funds’ and Stock and Bond Fund’s investment objectives, policies and limitations; (2) the greater long-term viability of Stock and Bond Fund based upon its long operating history and larger asset size; (3) that the Adviser, Federated Global Investment Management Corp. or its affiliates, would be responsible for paying the expenses of the Reorganizations, except for transaction fees (e. g. brokerage fees) or registration fees on an as incurred basis; (4) the fact that the Reorganizations are expected to be “tax-free” for federal income tax purposes (and that the Funds will receive an opinion of counsel to this effect); (5) that the Reorganizations will not result in recognition of any gain or loss for federal income tax purposes either to the ETF Funds or Stock and Bond Fund or to shareholders of the ETF Funds; (6) the fact that the Adviser may be unwilling to continue to waive or reimburse certain operating expenses of the ETF Funds in the future; and (7) based on the fact that the Stock and Bond Fund’s gross expenses are expected to be lower than those of the ETF Funds (See “Summary – Comparative Fee Tables” below) as well as the historical operating history and past performance of  Stock and Bond Fund. Additionally, the board of the ETF Funds considered the fact that it is not expected that the ETF Funds will be exposed to a capital gain distribution due to the disposition of a substantial portion of the ETF Funds’ securities.  The Trustees of Stock and Bond Fund also considered that Stock and Bond Fund is expected to benefit from the increase in its assets resulting from the Reorganization through lower gross expenses and maintenance of a viable asset base.

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CLOSING DATE

If the requisite approvals are obtained and certain conditions are either met or waived, it is anticipated that the Reorganizations will be consummated at the close of business on June 12, 2009 or such other date(s) as the parties may agree in writing (the “Closing Date”).

TAX CONSEQUENCES

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As a condition to the Reorganizations each Fund will receive an opinion of counsel to the effect that such Reorganization shall be tax-free for each Fund and the ETF Funds' shareholders pursuant to section 368(a) of the Internal Revenue Code of 1986. The disposition of securities by the ETF Funds in contemplation of the Reorganizations is not expected to result in any capital gain distribution to shareholders of the ETF Funds.  However, any brokerage charges associated with the disposition of portfolio securities by the ETF Funds prior to the Reorganizations, will be borne by the ETF Funds.

As of November 30, 2008, the ETF Funds will have approximately $1.5 million of capital loss carryforward available for use in their tax year beginning December 1, 2008.  It is not currently anticipated that any portion of those losses will be used to offset capital gains realized by the ETF Funds between December 1, 2008 and the Closing Date, including gains, if any, related to the disposition of securities of the ETF Funds made in contemplation of the Reorganizations.  Therefore, it is anticipated that all of this capital loss carryforward will be transferred to Federated Stock and Bond Fund.  However, any such transferred capital loss carryforwards will be subject to certain annual limitations on their use and may not be available to offset gains, if any, resulting from the pre-Reorganization appreciation of securities held in Federated Stock and Bond Fund as of the Closing Date.  For the taxable year ending November 30, 2008, Federated Stock and Bond Fund has approximately $24.4 million in capital loss carryforwards, some of which is subject to limitation as a result of a prior reorganization.

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COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS

The investment objective of Stock and Bond Fund is to provide relative safety of capital with the possibility of long-term growth of capital and income, while the investment objective of each ETF Fund is to seek capital appreciation and current income consistent with its current asset allocation which will emphasize a decreasing allocation to equity securities as the Fund’s target date approaches.  The following information will outline each Fund’s approach to investing.

ETF Funds’ Primary Investment Strategy

The ETF Funds pursue their investment objectives by primarily investing in a mix of equity and fixed-income investments. Each ETF Fund’s portfolio is constructed by the Adviser by using an asset allocation process and is managed according to the specific target retirement date reflected in each ETF Fund’s name. The ETF Funds will normally invest at least 80% of their assets in ETFs in order to achieve exposure to the various asset classes. The following table shows each Fund’s neutral position points (“Neutral Position”) for both equity and fixed-income securities. These allocations are for 2009 and will be adjusted each year at the beginning of January.

Fund	Equity Neutral Position	Fixed-Income Neutral Position
Target 2015 Fund	52%	48%
Target 2025 Fund	70%	30%
Target 2035 Fund	81%	19%

The Adviser will have the discretion to adjust the equity and fixed income allocations of the portfolio by +/- 20% from the stated Neutral Positions based upon its view of the United States and foreign economies and securities markets.

As a ETF Fund’s target year approaches the Neutral Positions of the Funds will be adjusted. Generally, as each ETF Fund’s target year approaches, the ETF Fund’s allocation to stocks will decrease and the ETF Fund’s allocation to fixed- income investments will increase. At the target retirement year it is anticipated that the Neutral Positions will be approximately 40% for equity and 60% for fixed income. From the target retirement year, the equity Neutral Point will continue to decrease until it reaches 20% ten years after the target retirement year.

Within the equity allocation of a ETF Fund, the Adviser anticipates investing the largest portion of the equity allocation in ETFs that invest in common stocks of domestic companies with large and medium market capitalizations. The Adviser may also over or under weight certain industry sectors relative to market benchmarks by investing in ETFs that invest in specific industries or sectors. The Adviser anticipates that the remaining equity allocation will be invested in ETFs that invest in foreign securities, which may include emerging market securities, and in common stocks of domestic companies with small market capitalizations. The Adviser may increase or decrease the ETF Fund’s exposure to growth or value stocks relative to a market benchmark by investing in ETFs that emphasize growth or value stocks. Lastly, the Adviser may over or under weight exposure to certain countries relative to a market index by investing in country specific ETFs.

In selecting ETFs for purchase by a ETF Fund, the Adviser considers the securities index in which the ETF seeks to track, the trading liquidity of the ETF and of the securities in which the ETF invests, and whether or not the ETF has obtained relief from the SEC that permits investment companies to invest in ETFs to a greater extent than normally permitted by the 1940 Act.

Within the fixed-income allocation the Adviser anticipates investing primarily in ETFs that invest in U.S. dollar-denominated investment-grade, fixed-income securities. Such securities include U.S. government agency and treasury securities, mortgage-backed securities, Treasury Inflation Protected securities, and investment grade corporate debt securities. The ETF Funds may also invest in foreign investment grade debt securities and domestic and foreign non- investment grade securities. Foreign governments or corporations in either emerging or developed market countries issue foreign noninvestment-grade and foreign investment grade securities. The foreign debt securities in which the Fund may invest may be denominated in either foreign currencies or in U.S. dollars.

The ETF Funds may sell a security (including an ETF) short in an attempt to profit from the decline in price of such a security. The ETF Funds may also sell a security short in order to underweight or reduce the ETF Funds’ exposure to a specific industry, sector, country or region.

Additionally, the ETF Funds (or underlying ETFs) may invest in hybrid instruments which are structured as interest-bearing notes whose amount paid at maturity is determined by the price of an underlying commodity or commodity index. In addition, the ETF Funds (or underlying ETFs) may invest in exchange-traded funds whose performance is determined by reference to a commodity or commodity index. Such investments may be based on commodities such as precious metals (e.g., gold, silver), industrial metals (e.g. copper, nickel), agricultural and livestock commodities (e.g., wheat, pork), and energy related commodities (e.g., crude oil and natural gas).

The ETF Funds (or underlying ETFs) may invest a portion of their assets in money market instruments. Such instruments include traditional cash investments such as money market funds, repurchase agreements or Treasury Bills.

As stated above, the ETF Funds will normally invest at least 80% of their assets in ETF investments. However, the Adviser may also invest directly in securities, invest in hybrid instruments and derivative contracts such as options or futures, and may invest in other funds advised by the Adviser or its affiliates. The Adviser anticipates that it would primarily invest in securities directly, in derivative contracts or in other funds advised by the Adviser when ETFs do not provide sufficient exposure to a particular asset class, when ETFs do not provide sufficient trading liquidity for the Funds or when investing in securities, derivative contracts, or hybrid instruments provide, in the Adviser’s opinion, a more efficient or cost effective means of gaining the desired investment exposure.

Stock and Bond Fund’s Primary Investment Strategy
Like the ETF Funds, the Stock and Bond Fund invests in a mix of equity and fixed-income securities. During normal market conditions, the Stock and Bond Fund will invest between 20% and 80% of its assets in equity securities and between 20% and 80% of its assets in fixed- income securities. The Stock and Bond Fund’s asset mix will change based upon the Adviser’s view of economic and market conditions. In assessing economic and market conditions the Adviser may take into account factors such as interest rates, inflation, investor risk sentiment, economic growth expectations, relative market performance and valuation, societal trends, geopolitical factors, foreign exchange movements and the regulatory environment. The Adviser may increase the Stock and Bond Fund’s cash position based upon its view of economic and market conditions. The Adviser utilizes proprietary quantitative models based on the above factors to guide its asset allocation decisions.

With regard to the portion of the Stock and Bond Fund allocated to equity securities, the Stock and Bond Fund’s Adviser may allocate relatively more of the Stock and Bond Fund’s assets, based upon its view of economic and market conditions, to stocks with exposure to a particular sector, country or region, to stocks chosen using a particular style of investing (e.g. growth or value) or to stocks with a particular market capitalization (e.g. small, medium or large). As with the overall allocation process, the Adviser utilizes proprietary quantitative models based on the above factors to guide its sector, country/region, style and capitalization decisions.

When selecting individual securities (both foreign and domestic) in which to invest, the Stock and Bond Fund focuses primarily on stocks of companies that collectively provide the Adviser with the country, sector, style and size exposures it is targeting. In addition, the Adviser considers other security specific factors that it expects will cause a security to generate relatively better performance within the stock portfolio. Such factors include valuation, profitability, growth expectations, market sentiment and price behavior. At times, the Adviser may utilize within the stock portfolio the stock picking recommendations of its proprietary-research- based investment teams, which utilize the above factors as well as qualitative input garnered from in-person company management meetings, interviews with suppliers and customers, etc.

The Fund’s equity allocation may be composed of equity securities of domestic or foreign companies, Real Estate Investment Trusts (REITs) and investments in other investment companies, including investments in ETFs.

The fixed-income asset classes in which the Stock and Bond Fund may invest include domestic investment-grade debt securities, including corporate debt securities, U.S. government obligations and mortgage-backed securities. The Fund may also invest in noninvestment-grade fixed-income securities, non-U.S.-dollar and emerging market fixed-income securities when the Adviser considers the risk return prospects of those sectors to be attractive. The Stock and Bond Fund’s cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills, commercial paper or repurchase agreements. The Stock and Bond Fund may buy or sell foreign currencies in lieu of or in addition to non-dollar denominated fixed-income securities in order to increase or decrease its exposure to foreign interest rate and/or currency markets. The Adviser is not constrained by any duration or maturity range or credit quality when investing the fixed-income portion of the Stock and Bond Fund.

The Adviser seeks to enhance the performance of the Stock and Bond Fund’s fixed income portfolio by allocating more assets to the security type that the Adviser expects to offer the best balance between total return and risk. The allocation process is based on the Adviser’s continuing analysis of a variety of economic and market indicators in order to arrive at the projected yield “spread” of each security type. (The spread is the difference between the yield of a security versus the yield of a U.S. Treasury security with a comparable average life.) The security’s projected spread is then weighed against the security’s current spread, and a variety of risks such as credit risk and risk of prepayment in order to complete the analysis. The noninvestment- grade securities in which the Fund invests, are rated BB+ or Ba1/BB+ or lower (there is no minimum rating a security must have in order for the Fund to invest in it) by a nationally recognized statistical rating organization (NRSRO) or if such securities are not rated are deemed to be of comparable quality by the Adviser and generally pay higher interest rates as compensation for the greater default risk attached to the securities. Mortgage-backed securities tend to amortize principal on a somewhat irregular schedule over time, since the borrower can usually prepay all or part of the loan without penalty. These securities generally offer higher yields versus U.S. Treasury securities and non-mortgage-backed agency securities to compensate for this prepayment risk as well as any credit risk which might also be present in the security. Similarly, corporate debt securities, which tend to pay off on a predetermined schedule, generally offer higher yields than U.S. government securities to compensate for credit risk.

The Adviser may also seek to enhance the performance of the Stock and Bond Fund’s fixed- income portfolio by attempting to target a specific duration or maturity structure for the Stock and Bond Fund based upon its view of interest rates and other economic conditions.

When selecting mortgage-backed securities for the Stock and Bond Fund, the Adviser attempts to manage prepayment risk to the Stock and Bond Fund by selecting mortgage-backed securities with characteristics that make prepayment fluctuations less likely. Characteristics that the Adviser may consider in selecting securities include the average interest rates of the underlying mortgages and the federal agencies (if any) that support the mortgages. The Adviser attempts to assess the relative returns and risks for mortgage-backed securities by analyzing how the timing, amount and division of cash flows might change in response to changing economic and market conditions.

When selecting corporate debt securities for the Stock and Bond Fund, the Adviser attempts to manage credit risk to the Stock and Bond Fund by selecting corporate debt securities that make default in the payment of principal and interest less likely. The Adviser looks at a variety of factors, including macroeconomic analysis and corporate earnings analysis, among others, to determine which business sectors and credit ratings are most advantageous for investment by the Fund. In selecting individual corporate fixed-income securities, the Adviser analyzes a company’s business, competitive position and general financial condition to assess whether the security’s credit risk is commensurate with its potential return.

Like the ETF Funds, the Stock and Bond Fund may sell a security (including an ETF) short in an attempt to profit from the decline in price of such a security. The Stock and Bond Fund may also sell a security short in order to underweight or reduce the Fund’s exposure to a specific industry, sector, country or region.

Additionally, similar to the ETF Funds, the Stock and Bond Fund may invest in instruments (including ETFs) whose price is determined by the price of an underlying commodity or commodity index. Such investments may be based on commodities such as precious metals (e.g., gold, silver), industrial metals (e.g. copper, nickel), agricultural and livestock commodities (e.g., wheat, pork) and energy related commodities (e.g., crude oil and natural gas).

When selecting the underlying investments for either the fixed-income or equity portions of the Stock and Bond Fund, the Adviser can invest directly in individual securities or may invest in other funds advised by the Adviser or its affiliates. These funds may include funds which are not available for general investment by the public. The investment companies in which the Funds invest are managed independently of the Stock and Bond Fund and incur additional expense.

The Fund may also purchase shares of ETFs. The Stock and Bond Fund may invest in ETFs in order to achieve exposure to a specific region, commodity, country or market sector, asset class or for other reasons consistent with its investment strategy. Any investment by the Stock and Bond Fund in other funds or ETFs is subject to duplicate expenses. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the additional expenses.

Both the ETF Funds and the Stock and Bond Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy.  For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio’s exposure to the investment(s) underlying the derivative or hybrid.

Material Differences in Investment Strategies

There are material differences in the investment strategies of the ETF Funds and Stock and Bond Fund.  The ETF Funds each manage their portfolio in reference to a target date.  As the target date approaches the ETF Funds’ strategy contemplates a decreasing allocation to equities and increased allocation to fixed-income investments.  In contrast, the Stock and Bond Fund is not managed in relation to a target date but rather has its allocation to equity and fixed income exposure (which may be between 20%-80% for both equity and fixed income investments) determined by the economic and market outlook of the Adviser.  This difference in investment strategies may result in the ETF Funds and Stock and Bond having materially different allocations to equity and fixed-income investments.

In addition, the ETF Funds must invest at least 80% of their assets in ETFs and while the Stock and Bond Fund may invest in ETFs, it is not required to do so and is not subject to percentage limitations with respect to ETFs. Therefore, the ETF Funds' investment strategy contemplates investing in ETFs to a greater extent than the Stock and Bond Fund's investment strategy.

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Investment Limitations

Each Fund has fundamental investment limitations which may not be changed without shareholder approval.  The limitations of Stock and Bond Fund are substantially similar to those of the ETF Funds. Nonetheless, there are differences in the limitations regarding concentration, underwriting and lending. The following chart compares the fundamental investment limitations of the ETF Funds and Stock and Bond Fund.

INVESTMENT LIMITATIONS
ETF Funds	Stock and Bond Fund
Diversification of Investments (fundamental)
With respect to securities comprising 75% of the value of its total assets, a Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or if a Fund would own more than 10% of the outstanding voting securities of that issuer.

Diversification of Investments (fundamental) Same
Borrowing Money and Issuing Senior Securities (fundamental)
A Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940, as amended (1940 Act).

Borrowing Money and Issuing Senior Securities (fundamental) Same
Investing in Real Estate (fundamental)
A Fund may not purchase or sell real estate, provided that this restriction does not prevent a Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. A Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Real Estate (fundamental) Same
Investing in Commodities (fundamental) The Funds may invest in commodities to the maximum extent permitted under the 1940 Act.	Investing in Commodities (fundamental) Same
Underwriting (fundamental)
A Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under the circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Underwriting (fundamental) The Fund will not engage in underwriting or agency distribution of securities issued by others.
Concentration (fundamental)
A Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities (not including Industrial Development Bonds) and bank instruments will not be deemed to constitute an industry.

Concentration (fundamental)
The Fund will not invest more than 25% of the value of its total assets in securities of companies in any one industry. However, with respect to foreign governmental securities, the Fund reserves the right to invest up to 25% of its total assets in fixed-income securities of foreign governmental units located within an individual foreign nation and to purchase or sell various currencies on either a spot or forward basis in connection with these investments.

Lending (fundamental)
A Fund may not make loans, provided that this restriction does not prevent a Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Lending (fundamental)
The Fund may not make loans except it may make loans to affiliated investment companies in accordance with SEC exemptive relief. This restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements and/or derivative contracts, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

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In addition, each Fund has non-fundamental limitations (which may be changed by the board of the Fund without shareholder approval). Note that Stock and Bond Fund does not have a stated non-fundamental policy regarding pledging assets or investing in illiquid securities and the ETF Funds do not have a stated non-fundamental policy regarding acquiring securities for the purpose of exercising control or management.  The following chart compares the non-fundamental investment limitations of the ETF Funds  and Stock and Bond Fund.
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NON FUNDAMENTAL INVESTMENT LIMITATIONS
ETF Funds	Stock and Bond Fund
Buying on Margin (non-fundamental)
A Fund will not purchase securities on margin, provided that a Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities and further provided that a Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Purchases on Margin (non-fundamental) Same
Pledging Assets (non-fundamental)
A Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Pledging Assets (non-fundamental) Stock and Bond Fund does not have a stated non-fundamental policy regarding Pledging Assets.
Illiquid Securities (non-fundamental)
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days if immediately after, and as a result, the value of such securities would exceed, in the aggregate, 15% of the Funds net assets.
Illiquid Securities (non-fundamental) Same
Acquiring Securities for Purpose of Control (non-fundamental) ETF Funds do not have a policy regarding Acquiring Securities.	Acquiring Securities for Purpose of Control (non-fundamental) The Fund will not invest in securities of a company for the purpose of exercising control or management.

COMPARISON OF PRINCIPAL RISKS

All mutual funds take investment risks.  Therefore, it is possible to lose money by investing in any of the Funds.  The following summarizes some of the more significant risk factors relating to the ETF Funds and Stock and Bond Fund.  A full description of the risks inherent in the Stock and Bond Fund is set forth in its Prospectus and SAI:

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The ETF Funds and Stock and Bond Fund are subject to Exchange-Traded Funds risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate; and (iv) an ETF may not fulfill its objective of tracking the performance of the index it seeks to track. As with traditional mutual funds, ETFs charge asset-based fees. The Funds will indirectly pay a proportional share of the asset-based fees of the ETFs in which the Funds invest. The net asset value of a Fund will fluctuate with the changes in the value of the ETFs in which the Funds invest. The change in value of the ETFs are due to the change in price of the securities in which the ETFs’ invest. Therefore, the Funds net asset value will be indirectly effected by the change in value of the securities in which the ETF invests.  Since the ETF Funds have of policy of normally investing at least 80% of their assets in ETFs, the ETF Funds are subject to the Exchange-Traded Funds Risks to a greater extent than Stock and Bond Fund.

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Each of the Funds is also subject to stock market risks. The value of equity securities in a Fund’s portfolio (or equity securities in which an underlying ETF invests) will fluctuate and, as a result, a Fund’s share price may decline suddenly or over a sustained period of time.  The Funds are subject to interest rate risks. Prices of fixed-income securities in a Fund’s portfolio (or fixed-income securities in which an underlying ETF invests) generally fall when interest rates rise. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations.  The Funds are subject to credit risks. There is a possibility that issuers of securities in which a Fund may invest (or issuers of securities in which an underlying ETF invests) may default in the payment of interest or principal on the securities when due, which could cause a Fund to lose money. The Funds are subject to risks of foreign investing. Because the Funds invest in securities issued by foreign companies (or because an underlying ETF invests in foreign securities), a Fund’s share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.  The Funds are subject to currency risks. Because the exchange rates for currencies fluctuate daily, prices of the foreign securities in which a Fund invests (or foreign securities in which an underlying ETF invests) are more volatile than prices of securities traded exclusively in the United States.  The Funds are subject to emerging market risks.  Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market centrally planned economies.  The prices of such securities may be significantly more volatile that prices of securities in developed countries.  Emerging market economies may also experience more severe downturns than developed countries.  The Funds are subject to prepayment risks. When homeowners prepay their mortgages in response to lower interest rates, a Fund (or an underlying ETF) will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities.  The Funds are subject to sector risks.  Because the Funds (or the underlying ETFs) may allocate relatively more assets to certain industry sectors than to others, the Funds’ performance may be more susceptible to any developments which affect those sectors emphasized by the Funds.  The Funds are subject to risks associated with noninvestment-grade securities. A Fund (or an underlying ETF) may invest a portion of its assets in securities rated below investment grade which may be subject to greater interest rate, credit and liquidity risks than investment grade securities.  The Funds are subject to risks of investing in derivative contracts and hybrid instruments.  Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus/Proxy Statement or the Fund’s Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity, commodity and leverage risks.  The Funds are subject to risks of investing in commodities.  Because the Funds (or an underlying ETF) may invest in investments whose performance is linked to the price of an underlying commodity or commodity index, the Fund may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.  The Funds are subject to short selling risks. The Funds may enter into short sales which expose the Fund to the risks of short selling. Short sales involve borrowing a security from a lender which is then sold in the open market at a future date. The security is then repurchased by the Fund and returned to the lender. Short selling a security involves the risk that the security sold short will appreciate in value at the time of repurchase therefore creating a potentially unlimited loss for the Fund.  The Funds are subject to risks related to company size. Because the smaller companies in which the Funds (or an underlying ETF) may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.  The Funds are subject to liquidity risks.  The equity and fixed-income securities in which the Fund invest may be less readily marketable and may be subject to greater fluctuation in price than other securities. Over-the-counter (OTC) derivative contracts generally carry greater liquidity risk than exchange-traded contracts.  The Funds are subject to call risks.  A Fund’s performance may be adversely affected by the possibility that an issuer of a security held by a Fund (or held by an underlying ETF) may redeem the security prior to maturity at a price below its current market value.  The Funds are subject to investment style risks.  The Funds may employ a combination of styles that impact its risk characteristics, such as growth and value investing. Due to the Funds style of investing, the Funds’ share price may lag that of other funds using a different investment style.  The Funds are subject to leverage risks.  Leverage risk is created when an investment exposes a Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund’s risk of loss and potential for gain.

PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES

The transfer agent and dividend-disbursing agent for each of the Funds is State Street Bank and Trust Company.  Procedures for the purchase, exchange, and redemption of Stock and Bond Fund Shares are substantially the same as the procedures applicable to the purchase, exchange, and redemption of ETF Funds’ Shares.  Reference is made to the Prospectus of the Stock and Bond Fund and the Prospectuses of the ETF Funds, each of which is incorporated by reference, for a complete description of the purchase, exchange, and redemption procedures applicable to purchases, exchanges, and redemptions of the Stock and Bond Fund’s Shares and ETF Funds’ Shares, respectively.  Set forth below is a brief description of the significant purchase, exchange, and redemption procedures applicable to Stock and Bond Fund’s and ETF Funds’  Shares.

Purchases

You can purchase, redeem or exchange Shares any day the NYSE is open. When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed. When a Fund holds fixed-income securities that trade on days the NYSE is closed, the value of the Fund’s assets may change on days you cannot purchase or redeem Shares.

In calculating its NAV, the Fund generally values investments as follows:

•	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.

•	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees.

•	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

•	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.

•	OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.

If a Fund cannot obtain a price or price evaluation from a pricing service for an investment, a Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, a Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that a Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

FAIR VALUATION AND SIGNIFICANT EVENTS PROCEDURES
The Boards have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Boards have appointed a Valuation Committee comprised of officers of the Funds and of the Adviser to assist in this responsibility and in overseeing the calculation of the NAV. The Boards have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Boards. The Boards periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures. Each Funds’ SAI discusses the methods used by pricing services and the Valuation Committee to value investments.

Using fair value to price investments may result in a value that is different from an investment’s most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The Valuation Committee generally will not change an investment’s fair value in the absence of new information relating to the investment or its issuer such as changes in the issuer’s business or financial results, or relating to external market factors, such as trends in the market values of comparable securities. This may result in less frequent, and larger, changes in fair values as compared to prices based on market quotations or price evaluations from pricing services or dealers.

The Boards also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

•	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;

•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and

•
Announcements concerning matters such as acquisitions, recapitalizations, or litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Valuation Committee uses a pricing service to determine the fair value of securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Funds may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Boards. The Boards have ultimate responsibility for any fair valuations made in response to a significant event.

The Fund’s minimum initial and subsequent investment amounts are the same. The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in the Funds. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.

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Fund	Initial Investment Minimum	Subsequent Investment Minimum	Systematic Investment Program Subsequent Investment Minimum	Front-End Sales Charge	Contingent Deferred Sales Charge
Stock and Bond Fund - Class A Shares	$1,500	$100	$50	5.50%*	0.00%
ETF Funds -Class A Shares	$1,500	$100	$50	5.50%*	0.00%
Stock and Bond Fund - Class K Shares	$250	$100	$50	None	None
ETF Funds-Class K Shares	$250	$100	$50	None	None
Stock and Bond Fund- Institutional Shares	$1,000,000**	None	None	None	None
ETF Funds- Institutional Shares	$1,000,000**	None	None	None	None
*  Please see the breakpoint and waiver information provided in the Prospectuses that accompany this Proxy Statement or are incorporated by reference.
** The following categories of Eligible Investors are not subject to any minimum initial investment amount for the purchase of Institutional Shares of the Funds :
•	An investor participating in a wrap program or other fee-based program sponsored by a financial intermediary;
•	An investor participating in a no-load network or platform sponsored by a financial intermediary where Federated has entered into an agreement with the intermediary;
•
A trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals, or a trust, pension or profit-sharing plan for these individuals;

•	An employer-sponsored retirement plan;
•	A trust institution investing on behalf of its trust customers;
•	Additional sales to an investor (including a natural person) who owned Institutional Shares of the Fund as of December 31, 2008; and
•
An investor (including a natural person) who acquired Institutional Shares of a Federated Fund pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such shares.

Due to the high cost of maintaining accounts with low balances, accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount.  Before an account is closed, you will be notified and allowed 30 days to purchase additional shares to meet the minimum.
In addition to purchases by wire and by check, the Funds offer the following purchase options: (i) Through an Exchange:  Shareholders may purchase through an exchange from the same class of another Federated fund.  You must meet the minimum initial investment requirement for purchasing shares and both accounts must have identical registrations; (ii) By Automated Clearing House (ACH):  Once you have opened your account, you may purchase additional shares through a depository institution that is an ACH member; (iii) all classes can purchase shares by using the Systematic Investment Program (SIP).

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Redemptions and Exchanges

Redemptions and exchanges of each Fund may be made through a financial intermediary or directly from the Fund by telephone or by mailing a written request.  Shares of the Funds may be redeemed for cash or exchanged for shares of the same class of other Federated funds on days on which the Fund computes its NAV.

Each Fund has an exchange privilege that allows shareholders to exchange shares of the Fund into shares of the same class of another Federated fund.

Any questions about the foregoing procedures may be directed to, and assistance in effecting purchases, redemptions or exchanges of each Fund may be obtained by calling, the Funds at 1-800-341-7400.

DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS DISCLOSURE POLICY

Dividends and Distributions

The ETF Funds declare and pay any dividends annually to shareholders.  The Stock and Bond Fund declares and pays dividends quarterly.  Each of the Funds pay any capital gains at least annually.  Dividends and capital gains distributions will be automatically reinvested in additional shares without a sales charge, unless you elect a cash payment.

Tax Information

It is anticipated that distributions by each of the Funds will be primarily ordinary income, dividends and capital gains. Each Fund’s distributions of ordinary income, dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Capital gains distributed by a Fund are taxable at different rates depending upon the length of time the Fund held the assets giving rise to those capital gains. Redemptions and exchanges are taxable sales.

Frequent Trading

Frequent or short-term trading into and out of the Funds can have adverse consequences for the Funds and shareholders who use the Funds as a long-term investment vehicle.  Such trading in significant amounts can disrupt the Funds’ investment strategies (e.g., by requiring them to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Funds.  Investors engaged in such trading may also seek to profit by anticipating changes in a Fund’s NAV in advance of the time as of which NAV is calculated.

The Boards have approved policies and procedures intended to discourage excessive frequent or short-term trading of its shares.  These policies and procedures are identical for the Funds and are described in each Fund’s Prospectus, incorporated herein by reference.

Portfolio Holdings Disclosure Policies

Each Fund’s SAI contains a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities.  The SAIs are incorporated herein by reference and are available on Federated’s website at FederatedInvestors.com.

COMPARATIVE FEE TABLES

Federated ETF Funds and Federated Stock and Bond Fund

Like all mutual funds, the ETF Funds and Stock and Bond Fund incur certain expenses  in their operations.  These expenses include management fees, as well as the cost of maintaining accounts, administration, providing shareholder liaison and distribution  services and other activities.  Set forth in the tables below is information regarding the fees and expenses currently incurred by each class of each ETF Fund and each corresponding class of the corresponding Stock and Bond Fund, and the pro forma fees for the corresponding  class of Stock and Bond Fund after giving effect to the Reorganizations.

ETF Funds – Federated Stock and Bond Fund-Class A Shares

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This table describes (1) the actual fees and expenses that you may pay if you buy and hold Class A Shares of the Federated Target ETF Fund 2015 and Federated Target ETF Fund 2035 as of their most recent prospectuses dated January 31, 2009; (2) the anticipated fees and expenses that you may pay if you buy and hold Class A Shares of Federated Target ETF Fund 2025 and Stock and Bond Fund as of their most recent prospectuses dated January 31, 2009; and (3) the proforma fees and expenses of Class A Shares of Stock and Bond Fund on a combined basis after giving effect to all three Reorganizations.

Shareholder Fees	Federated Target ETF Fund 2015 – Class A Shares	Federated Target ETF Fund 2025 - Class A Shares	Federated Target ETF Fund 2035 - Class A Shares	Federated Stock and Bond Fund- Class A Shares	Federated Stock and Bond Fund - Class A Shares Pro Forma Combined[1]
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	5.50%	5.50%	5.50%	5.50%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	0.00%	0.00%	0.00%	0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None	None
Exchange Fee	None	None	None	None	None

Annual Fund Operating Expenses (Before Waivers, Reimbursements and Reductions) [2]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	0.25%[3]	0.25%[3]	0.25%[3]	0.75%[4]	0.75%[4]
Distribution (12b-1) Fee	0.25%[5]	0.25%[5]	0.25%[5]	None	None
Dividends on Short Positions	None	None	None	0.28%[6]	0.28%[6]
Other Operating Expenses	7.39%[7]	5.15%[7]	7.15%[7]	0.80%[8]	0.84%[8]
Acquired Fund Fees and Expenses[9]	0.22%	0.42%	0.24%	0.09%	0.09%
Total Annual Fund Operating Expenses	8.11%[10]	6.07%[10]	7.89%[10]	1.92%[11]	1.96%[11]
1    If one or more of the ETF Funds does not obtain the necessary vote and therefore does not reorganize into Stock and Bond Fund, the highest expense ratio such ETF Fund(s) would incur is the expense ratio disclosed above for that specific ETF Fund(s).  The lowest possible fee expense ratio that any of the ETF Funds or Stock and Bond Fund could incur as a result of the Reorganizations is disclosed above as the pro forma combined fees.

2With respect to Federated Target ETF Fund 2015 and Federated Target ETF Fund 2035, the percentages shown are based on expenses for the entire fiscal year ended November 30, 2008.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  Although not contractually obligated to do so, the Adviser and administrator waived and/or reimbursed certain amounts.  In addition, the distributor and shareholder services provider did not charge a portion of its fee.  These are shown below along with the net expenses the Funds actually paid for the fiscal year ended November 30, 2008.  With respect to Federated Target ETF Fund 2025, the percentages shown are based on anticipated expenses for the entire fiscal year ending November 30, 2009. However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  Although not contractually obligated to do so, the Adviser and administrator expect to waive and/or reimburse certain amounts.  In addition, the distributor and shareholder services provider expect not to charge a portion of its fee.  These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending November 30, 2009.   With respect to Federated Stock and Bond Fund and Federated Stock and Bond Fund Pro Forma Combined, the percentages shown are based on anticipated expenses for the fiscal year ending November 30, 2009.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  Although not contractually obligated to do so, the Adviser, administrator and transfer agent expect to waive and/or reimburse certain amounts.  These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending November 30, 2009.

Total Waivers, Reimbursements and Reductions of Fund Expenses	7.36%	5.10%	7.13%	0.30%	0.34%
Total Actual Annual Fund Operating Expenses (after waivers, reimbursements and reductions)	0.75%	0.97%[12]	0.76%	1.62%[13]	1.62%
3The Adviser of Federated Target ETF Fund 2015 and Federated Target ETF Fund 2035 voluntarily waived and reimbursed the management fee.  The Adviser can terminate this voluntary waiver/reimbursement at any time.  The management fee paid by Federated Target ETF Fund 2015 and Federated Target ETF Fund 2035 (after the voluntary waiver/reimbursement) was 0.00% for the fiscal year ended November 30, 2008.  The Adviser for Federated Target ETF Fund 2025 expects to voluntarily waive and reimburse the management fee.  The Adviser can terminate this anticipated voluntary waiver/reimbursement at any time.  The management fee paid by Federated Target ETF Fund 2025 (after the anticipated voluntary waiver and reimbursement) is expected to be 0.00% for the fiscal year ending November 30, 2009.

4The Adviser of Federated Stock and Bond Fund and Federated Stock and Bond Fund Pro Forma Combined expects to waive/reimburse a portion of the management fee.  The Adviser can terminate this anticipated voluntary waiver/reimbursement at any time.  The management fee paid by Federated Stock and Bond Fund and Federated Stock and Bond Fund Pro Forma Combined (after the anticipated waiver/reimbursement) is expected to be 0.57% and 0.54%, respectively for the fiscal year ending November 30, 2009.

5   The ETF Funds’ Class A Shares did not pay or accrue the distribution (12b-1) fee for the fiscal year ended November 30, 2008.  The ETF Funds’ Class A Shares have no present intention of paying or accruing the distribution (12b-1) fee for the fiscal year ending November 30, 2009.

6   With respect to Federated Stock and Bond Fund and Federated Stock and Bond Fund Pro Forma Combined, when the Fund borrows a security to make a short sale, the Fund has to pay the lender of the security the value of any dividends earned on the borrowed security (“dividends on short positions”).  The dividends on short positions are investment expenses of the Fund.

7    With respect to the ETF Funds, other expenses include a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services.  Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.    With respect to Federated Target ETF Fund 2015 and Federated Target ETF Fund 2035, the administrator voluntarily waived a portion of its fee.  In addition, the Adviser voluntarily reimbursed certain operating expenses of each Fund.  The administrator and Adviser can terminate this voluntary waiver and/or reimbursement at any time.  Additionally, the shareholder services provider did not charge, and therefore each Fund’s Class A Shares did not accrue, a portion of its fee.   This voluntary reduction can be terminated at any time.  Total other operating expenses paid by the Class A Shares of Federated Target ETF Fund 2015 and Federated Target ETF Fund 2035 (after the voluntary waiver, reimbursement and reduction) were 0.53% and 0.52%, respectively for the fiscal year ended November 30, 2008.  With respect to Federated Target ETF Fund 2025, the administrator expects to voluntarily waive a portion of its fee.  In addition, the Adviser expects to voluntarily reimburse certain operating expenses of the Fund.  The administrator and Adviser can terminate this anticipated voluntary waiver and/or reimbursement at any time.  Additionally, the shareholder services provider expects not to charge, and therefore the Fund’s Class A Shares would not accrue, a portion of its fee.  Total other expenses paid by the Class A Shares of Federated Target ETF Fund 2025 (after the anticipated voluntary waiver, reimbursement and reduction) are expected to be 0.55% for the fiscal year ending November 30, 2009.

8   With respect to Stock and Bond Fund and Federated Stock and Bond Fund Pro Forma Combined, other expenses include a shareholder services fee/account administration fee which is used to compensate intermediaries for shareholder services or account administrative services.  Also includes a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.  The administrator and transfer agent expect to voluntarily waive or reimburse a portion of their fee.  This voluntary waiver/reimbursement can be terminated at any time.  Total other operating expenses paid by Federated Stock and Bond Fund’s Class A Shares and Federated Stock and Bond Fund Pro Forma Combined - Class A Shares (after the anticipated waiver and reimbursement) will be 0.68% and 0.71%, respectively for the fiscal year ending November 30, 2009.

9The Funds’ shareholders indirectly bear the expenses of the acquired funds in which each Fund invests.  The Fund’s estimated indirect expense from investing in the acquired funds is based upon the average allocation of the Fund’s investment in the acquired funds and upon the actual total operating expenses of the acquired funds from their most recent shareholder reports (including any current waivers) for the fiscal years ended November 30, 2008 or the fiscal years ending November 30, 2009.  Actual acquired fund expenses incurred by each Fund may vary with changes in the allocation of the Fund assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.

10The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (excluding “Acquired Fund Fees and Expenses”) paid by the Class A Shares of the ETF Funds (after the voluntary waivers and reimbursements) will not exceed 0.55% for the fiscal year ending November 30, 2009.  Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through January 31, 2010.

11Subsequent to its prospectus dated January 31, 2009, the Board of Stock and Bond Fund approved the addition of an Institutional Share class.  The addition of this new share class caused a corresponding increase in the gross fees of the Fund across all share classes.  However, Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (excluding any dividends on short positions as referenced in note 5 above and “Acquired Fund Fees and Expenses”) paid by the Class A Shares of Federated Stock and Bond Fund and Federated Stock and Bond Fund Pro Forma Combined (after the voluntary waivers and reimbursements) will not exceed 1.25% for the fiscal year ending November 30, 2009.  Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through January 31, 2010.
12    The Total Direct Annual Fund Operating Expenses for the Class A Shares of Federated Target ETF Fund 2025 (after voluntary waiver and reimbursements, but excluding “Acquired Fund Fees and Expenses”) were 0.53% for the fiscal year ended November 30, 2008.

13The Total Direct Annual Fund Operating Expenses for Federated Stock and Bond Fund’s Class A Shares (after voluntary waiver and reimbursements, but excluding “Acquired Fund Fees and Expenses”) were 1.25% for the fiscal year ended November 30, 2008.

Example

This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each Fund’s Class A Shares for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that operating expenses are before waivers, reimbursements and reductions as shown in the Table and remain the same.  Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Federated Target ETF Fund 2015	$1,304	$2,744	$4,095	$7,127
Federated Target ETF Fund 2025	$1,121	$2,243	$3,342	$5,988
Federated Target ETF Fund 2035	$1,285	$2,691	$4,018	$7,013
Federated Stock and Bond Fund	$ 734	$1,120	$1,530	$2,670
Federated Stock and Bond Fund Pro Forma Combined	$ 738	$1,131	$1,549	$2,710

ETF Funds – Federated Stock and Bond Fund-Class K Shares

This table describes (1) the actual fees and expenses that you may pay if you buy and hold Class K Shares of the Federated Target ETF Fund 2015 and Federated Target ETF Fund 2035 as of their most recent prospectuses dated January 31, 2009; (2) the anticipated fees and expenses that you may pay if you buy and hold Class K Shares of Federated Target ETF Fund 2025 and Stock and Bond Fund as of their most recent prospectuses dated January 31, 2009; and (3) the proforma fees and expenses of Class K Shares of Stock and Bond Fund on a combined basis after giving effect to all three Reorganizations.

Shareholder Fees	Federated Target ETF Fund 2015 – Class K Shares	Federated Target ETF Fund 2025 - Class K Shares	Federated Target ETF Fund 2035 - Class K Shares	Federated Stock and Bond Fund- Class K Shares	Federated Stock and Bond Fund - Class K Shares Pro Forma Combined [1]
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None	None
Exchange Fee	None	None	None	None	None

Annual Fund Operating Expenses (Before Waivers and Reimbursements) [2]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	0.25%[3]	0.25%[3]	0.25%[3]	0.75%[4]	0.75%[4]
Distribution (12b-1) Fee	0.50%	0.50%	0.50%	0.50%	0.50%
Dividends on Short Positions	None	None	None	0.28%[5]	0.28%[5]
Other Operating Expenses	7.20%[6]	5.05%[6]	7.00%[6]	0.71%[7]	0.75%[7]
Acquired Fund Fees and Expenses[8]	0.22%	0.42%	0.24%	0.09%	0.09%
Total Annual Fund Operating Expenses	8.17%[9]	6.22%[9]	7.99%[9]	2.33%[10]	2.37%[10]
1    If one or more of the ETF Funds does not obtain the necessary vote and therefore does not reorganize into Stock and Bond Fund, the highest expense ratio such ETF Fund(s) would incur is the expense ratio disclosed above for that specific ETF Fund(s).  The lowest possible fee expense ratio that any of the ETF Funds or Stock and Bond Fund could incur as a result of the Reorganizations is disclosed above as the pro forma combined fees.

2With respect to Federated Target ETF Fund 2015 and Federated Target ETF Fund 2035, the percentages shown are based on expenses for the entire fiscal year ended November 30, 2008.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  Although not contractually obligated to do so, the Adviser and administrator waived and/or reimbursed certain amounts.  These are shown below along with the net expenses the Funds actually paid for the fiscal year ended November 30, 2008.   With respect to Federated Target ETF Fund 2025, the percentages shown are based on anticipated expenses for the entire fiscal year ending November 30, 2009.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  Although not contractually obligated to do so, the Adviser and administrator expect to waive and/or reimburse certain amounts.  These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending November 30, 2009.  With respect to Federated Stock and Bond Fund and Federated Stock and Bond Fund Pro Forma Combined, the percentages shown are based on anticipated expenses for the fiscal year ending November 30, 2009.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  Although not contractually obligated to do so, the Adviser and administrator expect to waive and/or reimburse certain amounts.  These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending November 30, 2009.

Total Waivers and Reimbursements of Fund Expenses	6.95%	4.80%	6.75%	0.21%	0.25%
Total Actual Annual Fund Operating Expenses (after waivers and reimbursements)	1.22%	1.42%[11]	1.24%	2.12%[12]	2.12%
3The Adviser of Federated Target ETF Fund 2015 and Federated Target ETF Fund 2035 voluntarily waived and reimbursed the management fee.  The Adviser can terminate this voluntary waiver/reimbursement at any time.  The management fee paid by Federated Target ETF Fund 2015 and Federated Target ETF Fund 2035 (after the voluntary waiver/reimbursement) was 0.00% for the fiscal year ended November 30, 2008.  The Adviser for Federated Target ETF Fund 2025 expects to voluntarily waive and reimburse the management fee.  The Adviser can terminate this anticipated voluntary waiver/reimbursement at any time.  The management fee paid by Federated Target ETF Fund 2025 (after the anticipated voluntary waiver and reimbursement) is expected to be 0.00% for the fiscal year ending November 30, 2009.

4The Adviser of Federated Stock and Bond Fund and Federated Stock and Bond Fund Pro Forma Combined expects to waive/reimburse a portion of the management fee.  The Adviser can terminate this anticipated voluntary waiver/reimbursement at any time.  The management fee paid by Federated Stock and Bond Fund and Federated Stock and Bond Fund Pro Forma Combined (after the anticipated waiver/reimbursement) is expected to be 0.57% and 0.54%, respectively for the fiscal year ending November 30, 2009.

5   With respect to Federated Stock and Bond Fund and Federated Stock and Bond Fund Pro Forma Combined, when the Fund borrows a security to make a short sale, the Fund has to pay the lender of the security the value of any dividends earned on the borrowed security (“dividends on short positions”).  The dividends on short positions are investment expenses of the Fund.

6    With respect to the ETF Funds, other expenses include a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.    With respect to Federated Target ETF Fund 2015 and Federated Target ETF Fund 2035, the administrator voluntarily waived a portion of its fee.  In addition, the Adviser voluntarily reimbursed certain operating expenses of each Fund.  The administrator and Adviser can terminate this voluntary waiver and/or reimbursement at any time.  Total other operating expenses paid by the Class K Shares of Federated Target ETF Fund 2015 and Federated Target ETF Fund 2035 (after the voluntary waiver, and reimbursement) were 0.50% for the fiscal year ended November 30, 2008.  With respect to Federated Target ETF Fund 2025, the administrator expects to voluntarily waive a portion of its fee.  In addition, the Adviser expects to voluntarily reimburse certain operating expenses of the Fund.  The administrator and Adviser can terminate this anticipated voluntary waiver or reimbursement at any time.  Total other expenses paid by the Class K Shares of Federated Target ETF Fund 2025 (after the anticipated voluntary waiver and reimbursement) are expected to be 0.50% for the fiscal year ending November 30, 2009.

7   With respect to Stock and Bond Fund and Federated Stock and Bond Fund Pro Forma Combined, other expenses include a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.  The administrator expects to voluntarily waive a portion of its fee.  This voluntary waiver can be terminated at any time.  Total other operating expenses paid by Federated Stock and Bond Fund’s Class K Shares and Federated Stock and Bond Fund Pro Forma Combined - Class K Shares (after the anticipated waiver) will be 0.68% and 0.71%, respectively for the fiscal year ending November 30, 2009.

8The Funds’ shareholders indirectly bear the expenses of the acquired funds in which each Fund invests.  The Fund’s estimated indirect expense from investing in the acquired funds is based upon the average allocation of the Fund’s investment in the acquired funds and upon the actual total operating expenses of the acquired funds from their most recent shareholder reports (including any current waivers) for the fiscal years ended November 30, 2008 or the fiscal years ending November 30, 2009.  Actual acquired fund expenses incurred by each Fund may vary with changes in the allocation of the Fund assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.

9The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (excluding “Acquired Fund Fees and Expenses”) paid by the Class K Shares of the ETF Funds (after the voluntary waivers and reimbursements) will not exceed 1.00% for the fiscal year ending November 30, 2009.  Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through January 31, 2010.

10Subsequent to its prospectus dated January 31, 2009, the Board of Stock and Bond Fund approved the addition of an Institutional Share class.  The addition of this new share class caused a corresponding increase in the gross fees of the Fund across all share classes.  However, the Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (excluding any dividends on short positions as referenced in note 4 above and “Acquired Fund Fees and Expenses”) paid by the Class K Shares of Federated Stock and Bond Fund and Federated Stock and Bond Fund Pro Forma Combined (after the voluntary waivers and reimbursements) will not exceed 1.75% for the fiscal year ending November 30, 2009.  Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through January 31, 2010.

11 The Total Direct Annual Fund Operating Expenses for the Class K Shares of Federated Target ETF Fund 2025 (after voluntary waiver and reimbursements, but excluding “Acquired Fund Fees and Expenses”) were 1.00% for the fiscal year ended November 30, 2008.

12The Total Direct Annual Fund Operating Expenses for Federated Stock and Bond Fund’s Class K Shares (after voluntary waiver and reimbursements, but excluding “Acquired Fund Fees and Expenses”) were 1.75% for the fiscal year ended November 30, 2008.

Example

This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each Fund’s Class K Shares for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that operating expenses are before waivers and reimbursements as shown in the Table and remain the same.  Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Federated Target ETF Fund 2015	$804	$2,336	$3,773	$6,985
Federated Target ETF Fund 2025	$618	$1,832	$3,017	$5,853
Federated Target ETF Fund 2035	$787	$2,291	$3,707	$6,892
Federated Stock and Bond Fund	$236	$727	$1,245	$2,666
Federated Stock and Bond Fund Pro Forma Combined	$240	$739	$1,265	$2,706

ETF Funds – Federated Stock and Bond Fund-Institutional Shares

This table describes (1) the actual fees and expenses that you may pay if you buy and hold Institutional Shares of the Federated Target ETF Fund 2015 and Federated Target ETF Fund 2035 as of its most recent prospectuses dated January 31, 2009; (2) the anticipated fees and expenses that you may pay if you buy and hold Institutional Shares of Federated Target ETF Fund 2025 and Stock and Bond Fund as of their most recent prospectuses dated April 7, 2009; and (3) the proforma fees and expenses of Institutional Shares of Stock and Bond Fund on a combined basis after giving effect to all three Reorganizations.

Shareholder Fees	Federated Target ETF Fund 2015 – Institutional Shares	Federated Target ETF Fund 2025 - Institutional Shares	Federated Target ETF Fund 2035 - Institutional Shares	Federated Stock and Bond Fund- Institutional Shares	Federated Stock and Bond Fund - Institutional Shares Pro Forma Combined [1]
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None	None
Exchange Fee	None	None	None	None	None

Annual Fund Operating Expenses (Before Waivers and Reimbursements) [2]
Expenses That are Deducted From Fund Assets (as a percentage of average net assets)
Management Fee	0.25%[3]	0.25%[3]	0.25%[3]	0.75%[4]	0.75%[4]
Distribution (12b-1) Fee	None	None	None	None	None
Dividends on Short Positions	None	None	None	0.28%[5]	0.28%[5]
Other Operating Expenses	7.27%[6]	4.85%[6]	6.90%[6]	0.54%[7]	0.54%[7]
Acquired Fund Fees and Expenses[8]	0.22%	0.42%	0.24%	0.09%	0.09%
Total Annual Fund Operating Expenses	7.74%[9]	5.52%[9]	7.39%[9]	1.66%	1.66%
1    If one or more of the ETF Funds does not obtain the necessary vote and therefore does not reorganize into Stock and Bond Fund, the highest expense ratio such ETF Fund(s) would incur is the expense ratio disclosed above for that specific ETF Fund(s).  The lowest possible fee expense ratio that any of the ETF Funds or Stock and Bond Fund could incur as a result of the Reorganizations is disclosed above as the pro forma combined fees.

2With respect to Federated Target ETF Fund 2015 and Federated Target ETF Fund 2035, the percentages shown are based on expenses for the entire fiscal year ended November 30, 2008.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  Although not contractually obligated to do so, the Adviser and administrator waived and/or reimbursed certain amounts.  These are shown below along with the net expenses the Funds actually paid for the fiscal year ended November 30, 2008.   With respect to Federated Target ETF Fund 2025, the percentages shown are based on anticipated expenses for the entire fiscal year ending November 30, 2009.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  Although not contractually obligated to do so, the Adviser and administrator expect to waive and/or reimburse certain amounts.  These are shown below along with the net expenses the Fund expects to pay for the fiscal year ending November 30, 2009.  With respect to Federated Stock and Bond Fund and Federated Stock and Bond Fund Pro Forma Combined, the percentages shown are based on anticipated expenses for the fiscal year ending November 30, 2009.  However, the rate at which expenses are accrued during the fiscal year may not be constant and, at any particular point, may be greater or less than the stated average percentage.  Although not contractually obligated to do so, the Adviser, administrator and transfer agent expect to waive and/or reimburse certain amounts.  These are shown below along with the net expenses the Funds expect to pay for the fiscal year ending November 30, 2009.

Total Waivers and Reimbursements of Fund Expenses	7.23%	4.80%	6.86%	0.29%	0.29%
Total Actual Annual Fund Operating Expenses (after waivers and reimbursements)	0.51%	0.72%[10]	0.53%	1.37%	1.37%
3The Adviser for Federated Target ETF Fund 2015 and Federated Target ETF Fund 2035 voluntarily waived and reimbursed the management fee.  The Adviser can terminate this voluntary waiver/reimbursement at any time.  The management fee paid by each ETF Fund (after the voluntary waiver/reimbursement) was 0.00% for the fiscal year ended November 30, 2008. With respect to Federated Target ETF Fund 2025, the Adviser expects to voluntarily waive and reimburse the management fee.  The Adviser can terminate this anticipated voluntary waiver or reimbursement at any time.  The management fee paid by the Federated Target ETF Fund 2025 (after the anticipated voluntary waiver and reimbursement) are expected to be 0.00% for the fiscal year ending November 30, 2009.

4The Adviser of Federated Stock and Bond Fund and Federated Stock and Bond Fund Pro Forma Combined expects to waive/reimburse a portion of the management fee.  The Adviser can terminate this anticipated voluntary waiver/reimbursement at any time.  The management fee paid by Federated Stock and Bond Fund and Federated Stock and Bond Fund Pro Forma Combined (after the anticipated waiver/reimbursement) is expected to be 0.54% for the fiscal year ending November 30, 2009.

5   With respect to Federated Stock and Bond Fund and Federated Stock and Bond Fund Pro Forma Combined, when the Fund borrows a security to make a short sale, the Fund has to pay the lender of the security the value of any dividends earned on the borrowed security (“dividends on short positions”).  The dividends on short positions are investment expenses of the Fund.

6    With respect to the ETF Funds, other expenses include a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.    With respect to Federated Target ETF Fund 2015 and Federated Target ETF Fund 2035, the administrator voluntarily waived a portion of its fee.  In addition, the Adviser voluntarily reimbursed certain operating expenses of each Fund.  The administrator and Adviser can terminate this voluntary waiver and/or reimbursement at any time.  Total other operating expenses paid by the Institutional Shares of Federated Target ETF Fund 2015 and Federated Target ETF Fund 2035 (after the voluntary waiver, and reimbursement) were 0.29% and 0.29%, respectively for the fiscal year ended November 30, 2008.  With respect to Federated Target ETF Fund 2025, the administrator expects to voluntarily waive a portion of its fee.  In addition, the Adviser expects to voluntarily reimburse certain operating expenses of the Fund.  The administrator and Adviser can terminate this anticipated voluntary waiver or reimbursement at any time.  Total other expenses paid by the Institutional Shares of Federated Target ETF Fund 2025 (after the anticipated voluntary waiver and reimbursement) are expected to be 0.30% for the fiscal year ending November 30, 2009.

7   With respect to Stock and Bond Fund and Federated Stock and Bond Fund Pro Forma Combined, other expenses include a recordkeeping fee which is used to compensate intermediaries for recordkeeping services.  The administrator and transfer agent expect to voluntarily waive or reimburse a portion of its fee.  This voluntary waiver/reimbursement can be terminated at any time.  Total other operating expenses paid by Federated Stock and Bond Fund’s Institutional Shares and Federated Stock and Bond Fund Pro Forma Combined - Institutional Shares (after the anticipated waiver and reimbursement) will be 0.46% for the fiscal year ending November 30, 2009.

8The Funds’ shareholders indirectly bear the expenses of the acquired funds in which each Fund invests.  The Fund’s estimated indirect expense from investing in the acquired funds is based upon the average allocation of the Fund’s investment in the acquired funds and upon the actual total operating expenses of the acquired funds from their most recent shareholder reports (including any current waivers) for the fiscal year ended November 30, 2008 and the fiscal years ending November 30, 2009.  Actual acquired fund expenses incurred by each Fund may vary with changes in the allocation of the Fund assets among the acquired funds and with other events that directly affect the expenses of the acquired funds.

9The Adviser and its affiliates have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (excluding “Acquired Fund Fees and Expenses”) paid by the Institutional Shares of the ETF Funds (after the voluntary waivers and reimbursements) will not exceed 0.30% for the fiscal year ending November 30, 2009.  Although these actions are voluntary, the Adviser and its affiliates have agreed to continue these waivers and/or reimbursements at least through January 31, 2010.

10 The Total Direct Annual Fund Operating Expenses for the Institutional Shares of Federated Target ETF Fund 2025 (after voluntary waiver and reimbursements, but excluding “Acquired Fund Fees and Expenses”) were 0.28% for the fiscal year ended November 30, 2008.

Example

This example is intended to help you compare the cost of investing in the indicated Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in each Fund’s Institutional Shares for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that operating expenses are before waivers and reimbursements as shown in the Table and remain the same.  Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Federated Target ETF Fund 2015	$763	$2,228	$3,613	$6,758
Federated Target ETF Fund 2025	$551	$1,643	$2,724	$5,379
Federated Target ETF Fund 2035	$730	$2,139	$3,480	$6,564
Federated Stock and Bond Fund	$169	$523	$902	$1,965
Federated Stock and Bond Fund Pro Forma Combined	$169	$523	$902	$1,965

&lt/R&gt

COMPARISON OF POTENTIAL RISKS AND REWARDS: PERFORMANCE INFORMATION

Federated ETF Funds

FEDERATED ETF FUND 2015

Risk/Return Bar Charts and Tables

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares, Class K Shares and Institutional Shares  total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The ‘y’ axis reflects the “% Total Return” beginning with “(30)” and increasing in increments of 5% up to 10%.
The ‘x’ axis represents calculation periods for the two calendar years ended December 31, 2008. The light gray shaded chart features two distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year. The calculated total return percentage for the Federated Target ETF Fund 2015- Class A Shares for each calendar year is stated directly at the top of each respective bar, for the calendar years 2007 through 2008. The percentages noted are: 6.64% and (24.60)%, respectively.
The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

 Within the periods shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 3.24% (quarter ended June 30, 2007). Its lowest quarterly return was (12.04)% (quarter ended December 31, 2008).

The ‘y’ axis reflects the “% Total Return” beginning with “(30)” and increasing in increments of 5% up to 10%.
The ‘x’ axis represents calculation periods for the two calendar years ended December 31, 2008. The light gray shaded chart features eight distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year. The calculated total return percentage for the Federated Target ETF Fund 2015-Class K Shares for each calendar year is stated directly at the top of each respective bar, for the calendar years 2007 through 2008. The percentages noted are: 6.08% and (24.83)% respectively.
The Fund’s Class K Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value.

Within the periods shown in the bar chart, the Fund’s Class K Shares highest quarterly return was 3.15% (quarter ended June 30, 2007). Its lowest quarterly return was (12.04)% (quarter ended December 31, 2008).

The ‘y’ axis reflects the “% Total Return” beginning with “(30)” and increasing in increments of 5% up to 10%.
The ‘x’ axis represents calculation periods for the two calendar years ended December 31, 2008. The light gray shaded chart features two distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year. The calculated total return percentage for the Federated Target ETF Fund 2015- Institutional Shares for each calendar year is stated directly at the top of each respective bar, for the calendar years 2007 through 2008. The percentages noted are: 6.84% and (24.41)% respectively.
The Fund’s Institutional Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value.

Within the periods shown in the bar chart, the Fund’s Institutional Shares highest quarterly return was 3.33% (quarter ended June 30, 2007). Its lowest quarterly return was (11.93)% (quarter ended December 31, 2008).

Average Annual Total Return Table
The Average Annual Total Returns for the Fund’s Class A Shares are reduced to reflect all applicable sales charges. Return Before Taxes is shown for the Fund’s Class A Shares, Class K Shares and Institutional Shares.  In addition, Return After Taxes is shown for the Fund’s Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Standard and Poor’s Composite 1500 Index (S&P 1500), the Barclays Capital Aggregate Bond Index (BAB), the Morgan Stanley Capital International-Europe, Australasia and Far East Index (MSCI-EAFE) and a blended index consisting of 43.2% of the Standard and Poor’s Composite 1500 Index, 10.8% of the Morgan Stanley Capital International-Europe, Australasia and Far East Index and 46.0% of the Barclays Capital U.S. Aggregate Bond Index (Blended Index). Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. Indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

(For the Periods Ended December 31, 2008)

	1 Year	Start of Performance[1]
Fund: ETF Fund 2015
Return Before Taxes- Class A Shares	(28.72)%	(7.04)%
Return Before Taxes- Class K Shares	(24.83)%	(5.38)%
Return Before Taxes- Institutional Shares	(24.41)%	(4.94)%
Return After Taxes on Distributions-Class A Shares[2]	(29.37)%	(7.72)%
Return After Taxes on Distributions and Sale of Fund Shares- Class A Shares[2]	(18.67)%	(6.24)%
S&P 1500	(38.16)%	(13.36)%
BAB	(5.24)%	(6.32)%
MSCI-EAFE	(43.06)%	(11.37)%
Blended Index	(36.86)%	(11.68)%

1The Fund’s Class A Shares start of performance date was April 6, 2006.

2    After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

FEDERATED ETF FUND 2025

Risk/Return Bar Chart and Table

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares, Class K Shares and Institutional Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The ‘y’ axis reflects the “% Total Return” beginning with “(40)” and increasing in increments of 5% up to 10%.
The ‘x’ axis represents calculation periods for the two calendar years ended December 31, 2008. The light gray shaded chart features two distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year. The calculated total return percentage for the Federated Target ETF Fund 2025- Class A Shares for each calendar year is stated directly at the top of each respective bar, for the calendar years 2007 through 2008. The percentages noted are: 6.64% and (31.48)% respectively.
The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

Within the periods shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 4.55% (quarter ended June 30, 2007). Its lowest quarterly return was (16.48)% (quarter ended December 31, 2008).

The ‘y’ axis reflects the “% Total Return” beginning with “(40)” and increasing in increments of 5% up to 10%.
The ‘x’ axis represents calculation periods for the two calendar years ended December 31, 2008. The light gray shaded chart features two distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year. The calculated total return percentage for the Federated Target ETF Fund 2025- Class K Shares for each calendar year is stated directly at the top of each respective bar, for the calendar years 2007 through 2008. The percentages noted are: 6.10% and (31.7)% respectively.
The Fund’s Class K Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value.

Within the periods shown in the bar chart, the Fund’s Class K Shares highest quarterly return was 4.38% (quarter ended June 30, 2007). Its lowest quarterly return was (16.56)% (quarter ended December 31, 2008).

The ‘y’ axis reflects the “% Total Return” beginning with “(40)” and increasing in increments of 5% up to 10%.
The ‘x’ axis represents calculation periods for the two calendar years ended December 31, 2008. The light gray shaded chart features two distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year. The calculated total return percentage for the Federated Target ETF Fund 2025- IS Shares for each calendar year is stated directly at the top of each respective bar, for the calendar years 2007 through 2008. The percentages noted are: 6.85% and (31.34)% respectively.
The Fund’s Institutional Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value.

Within the periods shown in the bar chart, the Fund’s Institutional Shares highest quarterly return was 4.64% (quarter ended June 30, 2007). Its lowest quarterly return was (16.42)% (quarter ended December 31, 2008).

Average Annual Total Return Table
The Average Annual Total Returns for the Fund’s Class A Shares are reduced to reflect all applicable sales charges. Return Before Taxes is shown for the Fund’s Class A Shares, Class K Shares and Institutional Shares. In addition, Return After Taxes is shown for the Fund’s Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Standard and Poor’s Composite 1500 Index (S&P 1500), the Barclays Capital Aggregate Bond Index (BAB), the Morgan Stanley Capital International-Europe, Australasia and Far East Index (MSCI-EAFE) and a blended index consisting of 57.2% of the Standard and Poor’s Composite 1500 Index, 14.3% of the Morgan Stanley Capital International-Europe, Australasia and Far East Index and 28.5% of the Barclays Capital U.S. Aggregate Bond Index (Blended Index). Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. Indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

(For the Periods Ended December 31, 2008)

	1 Year	Start of Performance[1]
Fund: ETF Fund 2025
Return Before Taxes- Class A Shares	(35.22)%	(9.66)%
Return Before Taxes- Class K Shares	(31.73)%	(8.18)%
Return Before Taxes- Institutional Shares	(31.34)%	(7.63)%
Return After Taxes on Distributions-Class A Shares[2]	(35.77)%	(10.26)%
Return After Taxes on Distributions and Sale of Fund Shares- Class A Shares[2]	(22.90)%	(8.32)%
S&P 1500	(38.16)%	(13.36)%
BAB	(5.24)%	(6.32)%
MSCI-EAFE	(43.06)%	(11.37)%
Blended Index	(34.85)%	(11.79)%

 1 The Fund’s Class A Shares start of performance date was April 6, 2006.

2After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

FEDERATED ETF FUND 2035

Risk/Return Bar Charts and Tables

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s Class A Shares, Class K Shares and Institutional Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The ‘y’ axis reflects the “% Total Return” beginning with “(40)” and increasing in increments of 5% up to 10%.
The ‘x’ axis represents calculation periods for the two calendar years ended December 31, 2008. The light gray shaded chart features two distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year. The calculated total return percentage for the Federated Target ETF Fund 2035- Class A Shares for each calendar year is stated directly at the top of each respective bar, for the calendar years 2007 through 2008. The percentages noted are: 6.96% and (35.02)% respectively.
The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

Within the periods shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 5.11% (quarter ended June 30, 2007). Its lowest quarterly return was (18.97)% (quarter ended December 31, 2008).

The ‘y’ axis reflects the “% Total Return” beginning with “(40)” and increasing in increments of 5% up to 10%.
The ‘x’ axis represents calculation periods for the two calendar years ended December 31, 2008. The light gray shaded chart features two distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year. The calculated total return percentage for the Federated Target ETF Fund 2035- Class K Shares for each calendar year is stated directly at the top of each respective bar, for the calendar years 2007 through 2008. The percentages noted are: 6.34% and (35.20)% respectively.
The Fund’s Class K Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value.

Within the periods shown in the bar chart, the Fund’s Class K Shares highest quarterly return was 4.96% (quarter ended June 30, 2007). Its lowest quarterly return was (18.98)% (quarter ended December 31, 20008).

The ‘y’ axis reflects the “% Total Return” beginning with “(40)” and increasing in increments of 5% up to 10%.
The ‘x’ axis represents calculation periods for the two calendar years ended December 31, 2008. The light gray shaded chart features two distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year. The calculated total return percentage for the Federated Target ETF Fund 2035- IS Shares for each calendar year is stated directly at the top of each respective bar, for the calendar years 2007 through 2008. The percentages noted are: 7.14% and (34.83)% respectively.
The Fund’s Institutional Shares are sold without a sales charge (load). The total returns shown in the bar chart above are based upon net asset value.

Within the periods shown in the bar chart, the Fund’s Institutional Shares highest quarterly return was 5.20% (quarter ended June 30, 2007). Its lowest quarterly return was (18.85)% (quarter ended December 31, 2008).

Average Annual Total Return Table
The Average Annual Total Returns for the Fund’s Class A Shares are reduced to reflect all applicable sales charges. Return Before Taxes is shown for the Fund’s Class A Shares, Class K Shares and Institutional Shares . In addition, Return After Taxes is shown for the Fund’s Class A Shares to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Standard and Poor’s Composite 1500 Index (S&P 1500), the Barclays Capital Aggregate Bond Index (BAB), the Morgan Stanley Capital International-Europe, Australasia and Far East Index (MSCI-EAFE) and a blended index consisting of 65.2% of the Standard and Poor’s Composite 1500 Index, 16.3% of the Morgan Stanley Capital International-Europe, Australasia and Far East Index and 18.5% of the Barclays Capital U.S. Aggregate Bond Index (Blended Index). Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. Indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

(For the Periods Ended December 31, 2008)

	1 Year	Start of Performance[1]
Fund: ETF Fund 2035
Return Before Taxes- Class A Shares	(38.61)%	(11.50)%
Return Before Taxes- Class K Shares	(35.28)%	(10.17)%
Return Before Taxes- Institutional Shares	(34.83)%	(9.49)%
Return After Taxes on Distributions-Class A Shares[2]	(39.05)%	(11.99)%
Return After Taxes on Distributions and Sale of Fund Shares[2]- Class A Shares	(25.10)%	(9.76)%
S&P 1500	(38.16)%	(13.36)%
BAB	(5.24)%	(6.32)%
MSCI-EAFE	(43.06)%	(11.37)%
Blended Index	(33.70)%	(11.84)%

 1   The Fund’s  Class A Shares start of performance date was April 6, 2006.

2After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

STOCK AND BOND FUND

Risk/Return Bar Charts and Tables

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns. The performance information (Bar Chart and Average Annual Total Return Table) shown below for periods prior to September 5, 2008, reflects historical performance data for Federated Stock and Bond Fund, Inc. (the “Predecessor Fund”) prior to its reorganization into the Fund as of the close of business on September 5, 2008. The Fund is a stand-alone trust (the “Trust”), and is the successor to the Predecessor Fund pursuant to the reorganization. Prior to the date of the reorganization, the Fund did not have any investment operations. On the date of the reorganization, September 5, 2008, the Predecessor Fund’s assets (inclusive of liabilities recorded on the Predecessor Fund’s records) were transferred into the Fund and the dissolution of the Predecessor Fund occurred within a short period of time after the date of the reorganization. As a result of the reorganization, the Fund does not have a different investment adviser than the Predecessor Fund, and the shareholders of Class A, Class B, Class C and Class K Shares of the Predecessor Fund received Class A, Class B, Class C and Class K Shares of the Fund, respectively. The bar chart shows the variability of the Funds Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The ‘y’ axis reflects the “% Total Return” beginning with “(30)” and increasing in increments of 10% up to 30%.
The ‘x’ axis represents calculation periods for the 10 calendar years ended December 31, 2008. The light gray shaded chart features eight distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year. The calculated total return percentage for the Federated Stock and Bond Fund- Class A Shares for each calendar year is stated directly at the top of each respective bar, for the calendar years 1999 through 2008. The percentages noted are: 2.23%, 5.02%,0.63%, (10.30)%, 17.21%, 6.66%, 2.72%, 12.15%, 8.82% and (22.73)% respectively.
The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

Within the period shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 10.50% (quarter ended June 30, 1997). Its lowest quarterly return was (12.06)% (quarter ended December 31, 2008).

The Fund’s Class K Shares commenced operations on April 8, 2003. For the period prior to the commencement of operations of Class K Shares, the performance information shown in the bar chart below is for the Fund’s Class A shares, adjusted to reflect the expenses of Class K Shares. This performance information will help you to analyze the Fund’s investment risks in light of the historical returns. The bar chart shows the variability of the Fund’s Class K Shares total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods, and includes competitive performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The ‘y’ axis reflects the “% Total Return” beginning with “(30)” and increasing in increments of 10% up to 30%.
The ‘x’ axis represents calculation periods for the 10 calendar years ended December 31, 2008. The light gray shaded chart features eight distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year. The calculated total return percentage for the Federated Stock and Bond Fund- Class K Shares for each calendar year is stated directly at the top of each respective bar, for the calendar years 1999 through 2008. The percentages noted are: 1.75%, 4.53%,0.16%, (10.72)%, 16.68%, 6.35%, 2.25%, 11.59%, 8.38% and (23.09)% respectively.
The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

Within the period shown in the bar chart, the Fund’s Class K Shares highest quarterly return was 10.38% (quarter ended June 30, 1997). Its lowest quarterly return was (12.11)% (quarter ended December 31, 2008).

&ltR&gt

The Fund’s Institutional Shares is a new class of shares.  It is anticipated that the Institutional Share Class will commence operations on or about June 12, 2009.  For the period prior to the commencement of operations for the Institutional Shares, the performance information shown in the bar chart below is for the Fund’s Class A Shares.  The performance of the Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares since the Institutional Shares are estimated to have a lower expense ratio than the expense ratio of the Class A Shares.  The performance of the Class A Shares shown in the bar chart and table has been adjusted to remove any voluntary waiver of the Fund expenses related to the Class A Shares that may have occurred during the period prior to the commencement of operations of the Institutional Shares.

The performance information shown below will help you analyze the Fund’s investment risks in light of its historical returns.  The bar chart shows the variability of the Fund’s Class A Shares total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is no guarantee of future results.

The ‘y’ axis reflects the “% Total Return” beginning with “(30)” and increasing in increments of 10% up to 30%.
The ‘x’ axis represents calculation periods for the 10 calendar years ended December 31, 2008. The light gray shaded chart features eight distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar year. The calculated total return percentage for the Federated Stock and Bond Fund- Class K Shares for each calendar year is stated directly at the top of each respective bar, for the calendar years 1999 through 2008. The percentages noted are: 2.12%, 4.90%,0.52%, (10.39)%, 17.12%, 6.54%, 2.42%, 11.80%, 8.37% and (22.07)% respectively.
The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

Within the period shown in the bar chart, the Fund’s Class A Shares highest quarterly return was 9.44% (quarter ended June 30, 2003). Its lowest quarterly return was (12.13)% (quarter ended December 31, 2008).

Average Annual Total Return Table

The Average Annual Total Returns for the Fund’s Class A Shares are reduced to reflect applicable sales charges.  Return Before Taxes is shown for all Classes. In addition, Return After Taxes is shown for the Fund’s Class A Shares to illustrate the effect of federal taxes on the Fund returns.  Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Standard and Poor’s 500 Index (S&P 500) and the Barclays Capital Aggregate Bond Index (BCAB), both of which are broad-based market indexes, a blend of indexes comprised of 60% of the S&P 500 and 40% of the BCAB (the “Blend Index”) and the Lipper Balanced Funds Average (LBFA), an average of funds with similar objectives. Index returns do not reflect taxes, sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance.  Indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

 (For the periods ended December 31, 2008)

	1 Year	5 Years	10 Years
Class A Shares:
Return Before Taxes-Class A Shares	(26.99)%	(0.48)%	1.04%
Return After Taxes on Distributions[1]	(27.65)%	(1.82)%	(0.22)%
Return After Taxes on Distributions and Sale of Fund Shares[1]	(17.50)%	(0.64)%	0.43%
S&P 500	(37.00)%	(2.19)%	(1.38)%
BCAB	5.24%	4.65%	5.63%
Blended Index	(2.01)%	0.55%	1.42%
LBFA	(26.86)%	(0.62)%	1.04%

1
After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

&lt/R&gt

Average Annual Total Return Table
As previously discussed, the Fund’s Class K Shares commenced operations on April 8, 2003.  Accordingly, for the period prior to the commencement of operations, the performance information shown in the Average Annual Total Return Table is for the Fund’s Class A Shares, adjusted to reflect the expenses of Class K Shares. Return Before Taxes is shown for Class K Shares. The table also shows returns averaged over stated periods and included comparative performance information in the form of returns for the Standard and Poor’s 500 Index (S&P 500) and the Barclays Capital Aggregate Bond Index (BCAB), both of which are broad-based market indexes, a blend of indexes comprised of 60% of the S&P 500 and 40% of the BCAB (the “Blend Index”) and the Lipper Balanced Funds Average (LBFA), an average of funds with similar objectives. Index returns do not reflect taxes, sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance.  Indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

 (For the periods ended December 31, 2008)

	1 Year	5 Years	10 Years
Class K Shares:
Return Before Taxes	(23.09)%	0.23%	1.16%
S&P 500	(37.00)%	(2.19)%	(1.38)%
BCAB	5.24%	4.65%	5.63%
Blended Index	(2.01)%	0.55%	1.42%
LBFA	(26.86)%	(0.62)%	1.04%

&ltR&gt

As previously discussed, the Fund’s Institutional Shares is a new class of shares.  It is anticipated that the Institutional Share Class will commence operations on or about June 12, 2009.  Accordingly, for the period prior to the commencement of operations, the performance information shown in the Average Annual Total Return Table is for the Fund’s Class A Shares, adjusted to reflect the absence of sales charges and adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred prior to the commencement of operations of the Institutional Shares.  Return Before Taxes is shown. In addition, Return After Taxes is shown to illustrate the effect of federal taxes on the Fund returns.  Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. The table also shows returns for the Standard and Poor’s 500 Index (S&P 500) and the Barclays Capital Aggregate Bond Index (BCAB), both of which are broad-based market indexes, a blend of indexes comprised of 60% of the S&P 500 and 40% of the BCAB (the “Blend Index”) and the Lipper Balanced Funds Average (LBFA), an average of funds with similar objectives. Index returns do not reflect taxes, sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance.  Indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

 (For the periods ended December 31, 2008)

	1 Year	5 Years	10 Years
Institutional Shares:
Return Before Taxes	(22.97)%	(0.41)%	1.43%
Return After Taxes on Distributions[1]	(23.47)%	(0.90)%	0.20%
Return After Taxes on Distributions and Sale of Fund Shares[1]	(14.68)%	0.16%	0.80%
S&P 500	(37.00)%	(2.19)%	(1.38)%
BCAB	5.24%	4.65%	5.63%
Blended Index	(2.01)%	0.55%	1.42%
LBFA	(26.86)%	(0.62)%	1.04%

2
After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. Return After Taxes on Distributions assumes a continued investment in the Fund and shows the effect of taxes on Fund distributions. Return After Taxes on Distributions and Sale of Fund Shares assumes all Shares were redeemed at the end of each measurement period, and shows the effect of any taxable gain (or offsetting loss) on redemption, as well as the effects of taxes on Fund distributions. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through tax-deferred programs, such as IRA or 401(k) plans.

&lt/R&gt

Management Discussion of Fund Performance

Attached as Exhibit B to this Prospectus/Proxy Statement is the Management's Discussion of Fund Performance and a line graph for the most recent fiscal year for the ETF Funds and for Stock and Bond Fund.

FINANCIAL HIGHLIGHTS

ETF Funds

The Financial Highlights will help you understand the financial performance of the ETF Funds’ Class A Shares, Class K Shares and Institutional Shares  for the past five fiscal years, or since inception, if the life of the Fund is shorter.  Some of the information is presented on a per share basis.  Total returns represent the rate an investor would have earned (or lost) on an investment in the ETF Funds, assuming reinvestment of any dividends and capital gains.

This information has been audited by  KPMG LLP, an independent registered public accounting firm, whose report, along with the Funds’ audited financial statements, is included in their Annual Reports.

FINANCIAL HIGHLIGHTS

Federated Target ETF Fund 2015

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,		Period Ended
	2008	2007	11/30/2006 [1]
Net Asset Value, Beginning of Period:	$11.43	$10.69	$10.00
Income From Investment Operations:
Net investment income	0.29	0.23 [2]	0.16 [2]
Net realized and unrealized gain (loss) on investments and futures contracts	(3.33)	0.65	0.53
TOTAL FROM INVESTMENT OPERATIONS	(3.04)	0.88	0.69
Less Distributions:
Distributions from net investment income	(0.20)	(0.13)	--
Distributions from net realized gain on investments	(0.08)	(0.01)	--
TOTAL DISTRIBUTIONS	(0.28)	(0.14)	--
Net Asset Value, End of Period	$8.11	$11.43	$10.69
Total Return[3]	(27.27)%	8.27%	6.90%

Ratios to Average Net Assets:
Net expenses	0.53%	0.49%	0.42%[4]
Net investment income	3.06%	2.10%	2.37%[4]
Expense waiver/reimbursement[5]	7.10%	19.53%	124.62%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$3,145	$2,464	$332
Portfolio turnover	135%	72%	50%

1Reflects operations for the period from April 6, 2006 (date of initial public investment) November 30, 2006.

2Per share numbers have been calculated using the average shares method.

3Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.  Total returns for periods of less than one year are not annualized.

4Computed on an annualized basis.

5This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated November 30, 2008, which can be obtained free of charge.

Federated Target ETF Fund 2015

Financial Highlights - Class K Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,		Period Ended
	2008	2007	11/30/2006 [1]
Net Asset Value, Beginning of Period:	$11.40	$10.70	$10.00
Income From Investment Operations:
Net investment income	0.21	0.21 [2]	0.08 [2]
Net realized and unrealized gain (loss) on investments and futures contracts	(3.29)	0.61	0.62
TOTAL FROM INVESTMENT OPERATIONS	(3.08)	0.82	0.70
Less Distributions:
Distributions from net investment income	(0.16)	(0.11)	--
Distributions from net realized gain on investments	(0.08)	(0.01)	--
TOTAL DISTRIBUTIONS	(0.24)	(0.12)	--
Net Asset Value, End of Period	$8.08	$11.40	$10.70
Total Return[3]	(27.60)%	7.74%	7.00%

Ratios to Average Net Assets:
Net expenses	1.00%	1.00%	1.00%[4]
Net investment income	2.44%	1.87%	1.23%[4]
Expense waiver/reimbursement[5]	6.95%	19.53%	124.62%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$2,944	$1,095	$571
Portfolio turnover	135%	72%	50%

1Reflects operations for the period from April 6, 2006 (date of initial public investment) to November 30, 2006.

2Per share numbers have been calculated using the average shares method.

3Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.  Total returns for periods of less than one year are not annualized.

4Computed on an annualized basis.

5This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated November 30, 2008, which can be obtained free of charge.

Federated Target ETF Fund 2015

Financial Highlights - Institutional Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,		Period Ended
	2008	2007	11/30/2006 [1]
Net Asset Value, Beginning of Period:	$11.45	$10.69	$10.00
Income From Investment Operations:
Net investment income	0.33	0.27 [2]	0.19 [2]
Net realized and unrealized gain (loss) on investments and futures contracts	(3.36)	0.63	0.50
TOTAL FROM INVESTMENT OPERATIONS	(3.03)	0.90	0.69
Less Distributions:
Distributions from net investment income	(0.21)	(0.13)	--
Distributions from net realized gain on investments	(0.08)	(0.01)	--
TOTAL DISTRIBUTIONS	(0.29)	(0.14)	--
Net Asset Value, End of Period	$8.13	$11.45	$10.69
Total Return[3]	(27.15)%	8.51%	6.90%

Ratios to Average Net Assets:
Net expenses	0.29%	0.29%	0.25%[4]
Net investment income	3.53%	2.45%	2.95%[4]
Expense waiver/reimbursement[5]	7.23%	19.53%	124.62%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$786	$873	$113
Portfolio turnover	135%	72%	50%

1Reflects operations for the period from April 6, 2006 (date of initial public investment) to November 30, 2006.

2Per share numbers have been calculated using the average shares method.

3Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.  Total returns for periods of less than one year are not annualized.

4Computed on an annualized basis.

5This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated November 30, 2008, which can be obtained free of charge.

Federated Target ETF Fund 2025

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,		Period Ended
	2008	2007	11/30/2006 [1]
Net Asset Value, Beginning of Period	$11.67	$10.83	$10.00
Income From Investment Operations:
Net investment income	0.27 [2]	0.17 [2]	0.13 [2]
Net realized and unrealized gain (loss) on investments and futures contracts	(4.12)	0.79	0.70
TOTAL FROM INVESTMENT OPERATIONS	(3.85)	0.96	0.83
Less Distributions:
Distributions from net investment income	(0.19)	(0.12)	---
Distributions from net realized gain on investments	(0.12)	---	---
TOTAL DISTRIBUTIONS	(0.31)	(0.12)	---
Net Asset Value, End of Period	$7.51	$11.67	$10.83
Total Return[3]	(33.88)%	8.98%	8.30%
Ratios to Average Net Assets:
Net expenses	0.53%	0.50%	0.40%[4]
Net investment income	2.68%	1.55%	2.02%[4]
Expense waiver/reimbursement[5]	4.42%	9.19%	106.21%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$4,459	$4,637	$765
Portfolio turnover	123%	75%	2%

1Reflects operations for the period from April 6, 2006 (date of initial public investment) to November 30, 2006.

2Per share numbers have been calculated using the average shares method.

3Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.  Total returns for periods of less than one year are not annualized.

4Computed on an annualized basis.

5This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated November 30, 2008, which can be obtained free of charge.

Federated Target ETF Fund 2025

Financial Highlights - Class K Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,		Period Ended
	2008	2007	11/30/2006 [1]
Net Asset Value, Beginning of Period	$11.58	$10.80	$10.00
Income From Investment Operations:
Net investment income	0.19 [2]	0.11 [2]	0.08 [2]
Net realized and unrealized gain (loss) on investments and futures contracts	(4.06)	0.79	0.72
TOTAL FROM INVESTMENT OPERATIONS	(3.87)	0.90	0.80
Less Distributions:
Distributions from net investment income	(0.13)	(0.12)	---
Distributions from net realized gain on investments	(0.12)	---	---
TOTAL DISTRIBUTIONS	(0.25)	(0.12)	---
Net Asset Value, End of Period	$7.46	$11.58	$10.80
Total Return[3]	(34.14)%	8.38%	8.00%
Ratios to Average Net Assets:
Net expenses	1.00%	1.00%	1.00%[4]
Net investment income	2.01%	1.02%	1.24%[4]
Expense waiver/reimbursement[5]	4.38%	9.19%	106.21%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$4,329	$2,161	$323
Portfolio turnover	123%	75%	2%

1Reflects operations for the period from April 6, 2006 (date of initial public investment) to November 30, 2006.

2Per share numbers have been calculated using the average shares method.

3Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.  Total returns for periods of less than one year are not annualized.

4Computed on an annualized basis.

5This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated November 30, 2008, which can be obtained free of charge.

Federated Target ETF Fund 2025

Financial Highlights - Institutional Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,		Period Ended
	2008	2007	11/30/2006 [1]
Net Asset Value, Beginning of Period	$11.68	$10.83	$10.00
Income From Investment Operations:
Net investment income	0.31 [2]	0.23 [2]	0.14 [2]
Net realized and unrealized gain (loss) on investments and futures contracts	(4.13)	0.75	0.69
TOTAL FROM INVESTMENT OPERATIONS	(3.82)	0.98	0.83
Less Distributions:
Distributions from net investment income	(0.21)	(0.13)	---
Distributions from net realized gain on investments	(0.12)	---	---
TOTAL DISTRIBUTIONS	(0.33)	(0.13)	---
Net Asset Value, End of Period	$7.53	$11.68	$10.83
Total Return[3]	(33.69)%	9.13%	8.30%
Ratios to Average Net Assets:
Net expenses	0.28%	0.29%	0.25%[4]
Net investment income	3.10%	2.06%	2.13%[4]
Expense waiver/reimbursement[5]	4.45%	9.19%	106.21%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$1,165	$1,307	$420
Portfolio turnover	123%	75%	2%

1Reflects operations for the period from April 6, 2006 (date of initial public investment) to November 30, 2006.

2Per share numbers have been calculated using the average shares method.

3Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.  Total returns for periods of less than one year are not annualized.

4Computed on an annualized basis.

5This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated November 30, 2008, which can be obtained free of charge.

Federated Target ETF Fund 2035

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,		Period Ended
	2008	2007	11/30/2006 [1]
Net Asset Value, Beginning of Period	$11.64	$10.77	$10.00
Income From Investment Operations:
Net investment income	0.23	0.14 [2]	0.12 [2]
Net realized and unrealized gain (loss) on investments and futures contracts	(4.46)	0.85	0.65
TOTAL FROM INVESTMENT OPERATIONS	(4.23)	0.99	0.77
Less Distributions:
Distributions from net investment income	(0.17)	(0.12)	---
Distributions from net realized gain on investments	(0.11)	---	---
TOTAL DISTRIBUTIONS	(0.28)	(0.12)	---
Net Asset Value, End of Period	$7.13	$11.64	$10.77
Total Return[3]	(37.28)%	9.23%	7.70%
Ratios to Average Net Assets:
Net expenses	0.52%	0.48%	0.40%[4]
Net investment income	2.47%	1.28%	1.88%[4]
Expense waiver/reimbursement[5]	6.88%	15.32%	131.94%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$2,986	$2,747	$486
Portfolio turnover	106%	86%	2%

1Reflects operations for the period from April 6, 2006 (date of initial public investment) to November 30, 2006.

2Per share numbers have been calculated using the average shares method.

3Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.  Total returns for periods of less than one year are not annualized.

4Computed on an annualized basis.

5This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated November 30, 2008, which can be obtained free of charge.

Federated Target ETF Fund 2035

Financial Highlights - Class K Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,		Period Ended
	2008	2007	11/30/2006 [1]
Net Asset Value, Beginning of Period	$11.53	$10.71	$10.00
Income From Investment Operations:
Net investment income	0.16	0.08 [2]	0.02 [2]
Net realized and unrealized gain (loss) on investments and futures contracts	(4.40)	0.84	0.69
TOTAL FROM INVESTMENT OPERATIONS	(4.24)	0.92	0.71
Less Distributions:
Distributions from net investment income	(0.13)	(0.10)	---
Distributions from net realized gain on investments	(0.11)	---	---
TOTAL DISTRIBUTIONS	(0.24)	(0.10)	---
Net Asset Value, End of Period	$7.05	$11.53	$10.71
Total Return[3]	(37.59)%	8.69%	7.10%
Ratios to Average Net Assets:
Net expenses	1.00%	1.00%	1.00%[4]
Net investment income	1.74%	0.70%	0.25%[4]
Expense waiver/reimbursement[5]	6.75%	15.32%	131.94%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$3,213	$1,227	$196
Portfolio turnover	106%	86%	2%

1Reflects operations for the period from April 6, 2006 (date of initial public investment) to November 30, 2006.

2Per share numbers have been calculated using the average shares method.

3Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.  Total returns for periods of less than one year are not annualized.

4Computed on an annualized basis.

5This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated November 30, 2008, which can be obtained free of charge.

Federated Target ETF Fund 2035

Financial Highlights - Institutional Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,		Period Ended
	2008	2007	11/30/2006 [1]
Net Asset Value, Beginning of Period	$11.66	$10.77	$10.00
Income From Investment Operations:
Net investment income	0.23	0.21 [2]	0.13 [2]
Net realized and unrealized gain (loss) on investments and futures contracts	(4.46)	0.80	0.64
TOTAL FROM INVESTMENT OPERATIONS	(4.23)	1.01	0.77
Less Distributions:
Distributions from net investment income	(0.17)	(0.12)	---
Distributions from net realized gain on investments	(0.11)	---	---
TOTAL DISTRIBUTIONS	(0.28)	(0.12)	---
Net Asset Value, End of Period	$7.15	$11.66	$10.77
Total Return[3]	(37.16)%	9.47%	7.70%
Ratios to Average Net Assets:
Net expenses	0.29%	0.30%	0.25%[4]
Net investment income	2.68%	1.87%	1.97%[4]
Expense waiver/reimbursement[5]	6.86%	15.32%	131.94%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$1,278	$1,399	$410
Portfolio turnover	106%	86%	2%

1Reflects operations for the period from April 6, 2006 (date of initial public investment) to November 30, 2006.

2Per share numbers have been calculated using the average shares method.

3Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.  Total returns for periods of less than one year are not annualized.

4Computed on an annualized basis.

5This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated November 30, 2008, which can be obtained free of charge.

FINANCIAL HIGHLIGHTS

Stock and Bond Fund

&ltR&gt

The Financial Highlights will help you understand the financial performance of the Stock and Bond Fund’s  Class A Shares and Class K Shares for the past five fiscal years, or since inception, if the life of the Fund is shorter.  Since the Institutional Share Class of Stock and Bond Fund is a newly created share class and this is the class’s first fiscal year, financial information is not yet available.  Some of the information is presented on a per share basis.  Total returns represent the rate an investor would have earned (or lost) on an investment in Stock and Bond Fund, assuming reinvestment of any dividends and capital gains.

This information has been audited by  KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund’s audited financial statements, is included in the Annual Report.

&lt/R&gt

Federated Stock and Bond Fund

Financial Highlights – Class A Shares

 (For a Share Outstanding Throughout Each Period)

Year Ended November 30	2008	2007	2006 [1]	2005	2004
Net Asset Value, Beginning of Period	$19.99	$20.55	$18.95	$18.38	$17.38
Income From Investment Operations:
Net investment income	0.40	0.41	0.38	0.31	0.36
Net realized and unrealized gain (loss) on investments, foreign currency transactions, futures contracts, options and swap contracts	(4.91)	1.42	1.93	0.56	1.01
TOTAL FROM INVESTMENT OPERATIONS	(4.51)	1.83	2.31	0.87	1.37
Less Distributions:
Distributions from net investment income	(0.42)	(0.40)	(0.38)	(0.30)	(0.37)
Distributions from net realized gain on investments, foreign currency transactions, futures contracts, options and swap contracts	(1.95)	(1.99)	(0.33)	---	---
TOTAL DISTRIBUTIONS	(2.37)	(2.39)	(0.71)	(0.30)	(0.37)
Net Asset Value, End of Period	$13.11	$19.99	$20.55	$18.95	$18.38
Total Return[2]	(25.39)%	9.88%	12.55%[3]	4.75%[3,4]	7.89%
Ratios to Average Net Assets:
Net expenses	1.25%[5]	1.25%[5]	1.17%[5]	1.16%[5]	1.29%[5]
Net investment income	2.48%	2.07%	1.90%	1.63%	1.72%
Expense waiver/reimbursement[6]	0.19%	0.10%	0.12%	0.08%	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$125,373	$195,687	$198,289	$234,204	$237,428
Portfolio turnover	190%	135%	106%	50%	47%

1	Beginning with the year ended November 30, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3      During the period, the Fund was reimbursed by an affiliated shareholder services provider, which had an impact of 0.01% and0.02% on the total return for the years ended November 30, 2006 and 2005, respectively.

4      During the period, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on the total return.

5The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. The net expense ratios are 1.25%, 1.24%, 1.16%, 1.16% and 1.29%, for the years ended November 30, 2008, 2007, 2006, 2005 and 2004, respectively, after taking into account these expense reductions.

6      This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated November 30, 2008, which can be obtained free of charge.

Federated Stock and Bond Fund

Financial Highlights – Class K Shares

 (For a Share Outstanding Throughout Each Period)

Year Ended November 30	2008	2007	2006 [1]	2005	2004
Net Asset Value, Beginning of Period	$20.02	$20.57	$18.98	$18.40	$17.38
Income From Investment Operations:
Net investment income	0.30	0.33	0.28	0.25	0.29
Net realized and unrealized gain (loss) on investments, foreign currency transactions, futures contracts, options and swap contracts	(4.90)	1.43	1.94	0.53	1.03
TOTAL FROM INVESTMENT OPERATIONS	(4.60)	1.76	2.22	0.78	1.32
Less Distributions:
Distributions from net investment income	(0.34)	(0.32)	(0.30)	(0.20)	(0.30)
Distributions from net realized gain on investments, foreign currency transactions, futures contracts, options and swap contracts	(1.95)	(1.99)	(0.33)	---	---
TOTAL DISTRIBUTIONS	(2.29)	(2.31)	(0.63)	(0.20)	(0.30)
Net Asset Value, End of Period	$13.13	$20.02	$20.57	$18.98	$18.40
Total Return[2]	(25.76)%	9.44%	11.98%	4.27%[3]	7.64%
Ratios to Average Net Assets:
Net expenses	1.75%[4]	1.70%[4]	1.68%[4]	1.65%[4]	1.74%[4]
Net investment income	1.93%	1.55%	1.42%	1.31%	2.52%
Expense waiver/reimbursement[5]	0.13%	0.10%	0.11%	0.05%	0.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$18,947	$16,070	$10,234	$1,048	$65
Portfolio turnover	190%	135%	106%	50%	47%

1	Beginning with the year ended November 30, 2006, the Fund was audited by KPMG LLP. The previous years were audited by another independent registered public accounting firm.

2	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.

3      During the period, the Fund was reimbursed by the Adviser, which had an impact of less than 0.01% on the total return.

4      The net expense ratio is calculated without reduction for fees paid indirectly for directed brokerage arrangements. Theexpense ratios are 1.75%, 1.70%, 1.67%, 1.65% and 1.74%, for the years ended November 30, 2008, 2007, 2006, 2005 and2004, respectively, after taking into account these expense reductions.

5      This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Further information about the Fund’s performance is contained in the Fund’s Annual Report, dated November 30, 2008, which can be obtained free of charge.

INVESTMENT ADVISER

&ltR&gt

The investment adviser for each of the Funds is Federated Global Investment Management Corp. (the “Adviser”). The Boards select and oversee the Adviser.  The Adviser manages the Funds’ assets, including buying and selling portfolio securities.  The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.  The address of the Adviser is 450 Lexington Avenue, Suite 3700, New York, NY 10017-3943.

The Adviser for the Stock and Bond Fund has delegated daily management of some Fund assets to sub- advisers, Federated Investment Management Company and Federated Equity Management Company of Pennsylvania, who are paid by the Adviser and not by the Fund, based on the portion of securities the Sub-Advisers manage. The Sub- Advisers’ address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser and other subsidiaries of Federated advise approximately 149 equity, fixed-income, and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to nearly 5,300 investment professionals and institutions.

&lt/R&gt

PORTFOLIO MANAGER INFORMATION

Certain of the portfolio managers for the ETF Funds and the Stock and Bond Fund are the same.  Therefore, it is anticipated that the Reorganizations will provided some continuity of portfolio management to the ETF Funds’ Shareholders.

The following individuals serve as portfolio managers for the ETF Funds and the Stock and Bond Fund:

Philip J. Orlando

Philip J. Orlando, Chartered Financial Analyst, has been the Portfolio Manager  responsible for the asset allocation of the ETF Funds and Stock and Bond Fund since August 17, 2007. Mr. Orlando joined Federated in March 2003 as a Senior Portfolio Manager and a Senior Vice President of the Funds’ Adviser. Currently, Mr. Orlando is the Chief Equity Market Strategist of the Funds’ Adviser. From November 1995 to March 2003, Mr. Orlando was the Chief Investment Officer and Senior Equity Portfolio Manager at Value Line Asset Management. Mr. Orlando earned his B.A. in Journalism and M.B.A. with a concentration in Economics from New York University.

Timothy H. Goodger

Timothy H. Goodger has been the Portfolio Manager responsible for the asset allocation of the ETF Funds and Stock and Bond Fund since August 17, 2007. Mr. Goodger joined Federated in July 2005 as a Quantitative Analyst. He became an Assistant Vice President of the Funds’ Adviser in January 2007. From September 2003 to July 2005, Mr. Goodger was a Research Associate for the U.S. Equity Strategy Team at Lehman Brothers. Mr. Goodger earned his B.A. in Economics from the University of California at Davis, his M.A. in International Studies from the University of Washington and his Ph.D. in Economics from the University of North Carolina at Chapel Hill.

James P. Gordon Jr.

James P. Gordon Jr., Chartered Financial Analyst, has been the Portfolio Manager responsible for the asset allocation of the ETF Funds and the Stock and Bond Fund since August 17, 2007. Mr. Gordon joined Federated in September 2002 as a Vice President of the Funds’ Adviser and the Head of Quantitative Research and Analysis. Mr. Gordon joined Federated after working 10 years with J.P. Morgan Investment Management where he served as Vice President, Head of U.S. Equity Quantitative Research. Mr. Gordon earned his B.S. in Applied and Engineering Physics and M.Eng. in Operations Research and Industrial Engineering from Cornell University and his M.B.A. from the University of Chicago.

The Funds’ SAIs provide additional information about the Portfolio Managers’ compensation, management of other accounts, and ownership of securities in the Funds.

STOCK  AND BOND FUND
The following individuals also serves as additional portfolio managers for the Stock and Bond Fund:

Dean J. Kartsonas

Dean J. Kartsonas, Chartered Financial Analyst, has been the Stock and Bond Fund’s Portfolio Manager for the equity sector since July 2007. Mr. Kartsonas joined Federated as an Investment Analyst in Federated’s high yield department in September 1994. From March 2000 through May 2007 he has served as a Portfolio Manager and a Senior Investment Analyst in Federated’s equity department. He became a Vice President of the Fund’s Adviser in January 2004. He earned his B.S. from Cornell University and his M.B.A. from the University of Pittsburgh.

Carol R. Miller

Carol R. Miller has been the Stock and Bond Fund’s Portfolio Manager for the equity sector since December 2005. Ms. Miller joined Federated as a Senior Vice President and Senior Portfolio Manager in November 2005. Ms. Miller was an Adjunct Professor of the Portfolio Management Course at Ohio State University from March 2005 until June 2005. From April 2003 until September 2004, Ms. Miller served as Managing Director, Growth Team Leader at Banc One Investment Advisors and from December 1999 until April 2003, she served as Director of Equity Securities at Nationwide Insurance. Ms. Miller is a Chartered Financial Analyst. She earned her B.S. in Finance and Accounting from Ohio State University and her M.B.A. in Finance from Ohio State University.

Joseph M. Balestrino

Joseph M. Balestrino has been the Stock and Bond Fund’s Portfolio Manager for the fixed income sector since October 1994. Mr. Balestrino joined Federated in 1986 and has been a Senior Portfolio Manager and Senior Vice President of the Funds Adviser since 1998. He was a Portfolio Manager and a Vice President of the Funds Adviser from 1995 to 1998. Mr. Balestrino served as a Portfolio Manager and an Assistant Vice President of the Adviser from 1993 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master’s Degree in Urban and Regional Planning from the University of Pittsburgh.

Christopher J. Smith

Christopher J. Smith has been the Stock and Bond Fund’s Portfolio Manager (including the Predecessor Fund) for the fixed-income sector since November 2001. Mr. Smith joined Federated in 1995 as a Portfolio Manager and a Vice President of a Federated advisory subsidiary. He has been a Vice President of the Fund’s Adviser since 1997. He was an Assistant Vice President of Provident Life & Accident Insurance Company from 1987 through 1994. Mr. Smith is a Chartered Financial Analyst. He received his M.A. in Economics and Finance from the University of Kentucky.

The Fund’s SAIs provides additional information about the Portfolio Managers’ compensation, management of other accounts and ownership of securities in the Fund.

ADVISORY FEES, SERVICE FEES, SHAREHOLDER FEES AND OTHER EXPENSES

The service providers for the ETF Funds and Stock and Bond Fund are identical.

Investment Advisory Fees

The Adviser receives an annual investment advisory fee of 0.55% of the Fund’s average daily net assets plus 4.50% of the Fund’s gross income for the Stock and Bond Fund. The annual investment advisory fee for the ETF Funds is 0.25% of each ETF Funds’ average daily net assets.  A discussion of the Board’s review of the ETF Funds’  and Stock and Bond Fund’s investment advisory contract is available in each Fund’s Annual Report dated November 30, 2008.

The higher advisory fee of the Stock and Bond Fund is primarily the result of the investment approach utilized by Stock and Bond Fund.  Whereas the Adviser to the ETF Funds invests the Funds’ assets through the selection of ETFs that mimic the performance of broad-based market indexes, the Adviser to Stock and Bond Fund engages in the evaluation and selection of individual securities for investment in addition to making asset allocation decisions.

Administrative Fees

Federated Administrative Services (“FAS”), an affiliate of the Adviser, serves as administrator to the ETF Funds and Stock and Bond Fund and provides certain administrative personnel and services as necessary.  FAS provides these services at an annual rate based on the average aggregate daily net assets of the Funds and most of the other Federated funds advised by the Adviser or its affiliates.  The rate charged by FAS is based on a scale that ranges from 0.150% on the first $5 billion of average aggregate daily nets assets to 0.075% on assets over $20 billion.  FAS’ minimum annual administrative fee with respect to each Fund is $150,000 per portfolio and $40,000 per each additional class of shares.  FAS may choose to voluntarily waive a portion of its fee.

The Funds and their affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Funds.

Service Fees

Each Fund may pay a Service Fee of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Services Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.

Rule 12b-1 Fees

Each of the Funds have adopted a Rule 12b-1 Plan, which allows them to pay marketing fees of up to 0.25% of average net assets of the ETF Fund’s Class A Shares and 0.50% of average net assets of both the ETF Funds and Stock and Bond Fund Class K Shares to the Distributor for the sale, distribution, administration and customer servicing of the Fund’s Class A, and Class K Shares. The Funds’ Institutional Shares have not adopted a Rule 12b-1 Plan.  When the Distributor receives Rule 12b-1 Fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.

Account Administration Fees

The Funds may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Funds and shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.

Recordkeeping Fees

The Funds may pay Recordkeeping Fees on an average net assets basis or on a per account per year basis to financial intermediaries for providing recordkeeping services to the Funds and shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.

Networking Fees

The Funds may reimburse Networking Fees on a per account per year basis to financial intermediaries for providing administrative services to the Funds and shareholders on certain non-omnibus accounts.  If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.

Additional Payments to Financial Intermediaries

The Distributor, Federated Securities Corp., may pay out of its own resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to the Funds’ shareholders.  The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Funds to you.  In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser).  These payments are not reflected in the fees and expenses listed in the fee table section of the Funds’ prospectuses and described above because they are not paid by the Funds.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.  These payments may be in addition to payments made by the Funds to the financial intermediary under a Rule 12b-1 Plan and/or Service Fees arrangement. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary’s organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary’s organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided.

INFORMATION ABOUT THE REORGANIZATIONS

DESCRIPTION OF THE PLANS OF REORGANIZATION

&ltR&gt

The Plans provide for the Reorganizations to occur on the Closing Date, which is expected to be on or after June 12, 2009.  On the Closing Date, all of the assets of each ETF Fund will be transferred to Stock and Bond Fund.  In exchange for the transfer of these assets, Stock and Bond Fund will simultaneously issue to the applicable ETF Fund a number of full and fractional Class A Shares, Class K Shares and Institutional Shares of Stock and Bond Fund equal in value to the aggregate NAV of the Class A, Class K Shares and Institutional Shares, respectively, of the ETF Fund calculated as of 4:00 p.m. on the Closing Date.

The value of each ETF Fund’s assets to be acquired by Stock and Bond Fund shall be the value of such assets at the closing on the Closing Date of the Reorganization using the valuation procedures set forth in Stock and Bond Fund’s Declaration of Trust and its current Prospectus and SAI, or such other valuation procedures as the ETF Fund and Stock and Bond Fund shall mutually agree.  The Funds’ valuation policies are identical.

Each ETF Fund will discharge all of its liabilities and obligations prior to consummation of the Reorganizations.  Following the transfer of its assets in exchange for Class A Shares, Class K Shares and Institutional Shares of Stock and Bond Fund, each ETF Fund will distribute the Class A Shares, Class K Shares and Institutional Shares of Stock and Bond Fund pro rata to shareholders of record of applicable Class A Shares, Class K Shares and Institutional Shares, of the ETF Funds, respectively, in complete liquidation of the ETF Fund.  Shareholders of an ETF Fund owning shares at the closing on the Closing Date of the applicable Reorganization will receive a number of Class A Shares, Class K Shares and Institutional Shares, respectively, of Stock and Bond Fund with the same aggregate value as the shareholder had in the ETF Fund immediately before the Reorganization.  This distribution will be accomplished by the establishment of accounts in the names of the ETF Funds’ shareholders on the share records of Stock and Bond Fund’s transfer agent. Stock and Bond Fund does not issue share certificates to shareholders.

Following the consummation of each of the Reorganizations, the ETF Funds will then be terminated. The Trust will amend its Declaration of Trust to remove the ETF Funds as series of the Trust.

The transfer of shareholder accounts from the ETF Funds to Stock and Bond Fund will occur automatically.  It is not necessary for ETF Fund shareholders to take any action to effect the transfer.  Please do not attempt to make the transfer yourself.  If you do so, you may disrupt the management of the Funds’ portfolios.

The Plans contain customary representations, warranties and conditions.  The Plans provide that the consummation of each Reorganization is conditioned upon, among other things:  (i) approval of the applicable Reorganization by the ETF Fund’s shareholders; and (ii) the receipt by the Funds of an opinion to the effect that the Reorganization will be tax-free to the ETF Fund, its shareholders and Stock and Bond Fund.  The Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true or either of the Boards determine that the Reorganization is not in the best interest of the shareholders of the ETF Fund or Stock and Bond Fund, respectively.

The expenses of the Reorganizations will be paid by Stock and Bond Fund’s Adviser or its affiliates.  Reorganization expenses include:  expenses associated with the preparation and filing of this Prospectus/Proxy Statement; postage; printing; accounting fees; legal fees incurred in the drafting of this Proxy Statement/Prospectus; proxy solicitation costs; and other related administrative or operational costs. Any brokerage charges associated with the disposition of portfolio securities by the ETF Funds, prior to the Reorganizations will be borne by the ETF Funds.

The foregoing brief summary of the Plans is qualified in its entirety by the terms and provisions of the Plans, a copy of which is attached hereto as Exhibit A and incorporated herein by reference.

&lt/R&gt

DESCRIPTION OF THE ETF FUND’S AND STOCK AND BOND FUND’S SHARE CLASSES AND CAPITALIZATION

&ltR&gt

Class A Shares, Class K Shares and Institutional Shares of Stock and Bond Fund to be issued to shareholders of ETF Funds’ Class A Shares, Class K Shares and Institutional Shares, respectively, under the Plans will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights.  Reference is hereby made to the Prospectus of Stock and Bond Fund provided herewith for additional information about Class A Shares, Class K Shares and Institutional Shares of Stock and Bond Fund.

The following tables set forth the unaudited capitalization of Stock and Bond Fund’s and the ETF Funds’ Class A Shares, Class K Shares and Institutional Shares as of February 20, 2009 and on a pro forma combined basis after giving effect to the Reorganizations as of that date:

&lt/R&gt

The following table sets forth the unaudited capitalization of the ETF Funds into Federated Stock and Bond Fund as of February 20, 2009.

Fund	Total Net Assets*	Shares Outstanding	Net Asset Value Per Share
Federated Target ETF Fund 2015 – Class A Shares	$3,297,616	443,041	$7.44
Adjustments		(170,960)
Federated Target ETF Fund 2025 – Class A Shares	$4,445,182	663,712	$6.70
Adjustments		(296,948)
Federated Target ETF Fund 2035 – Class A Shares	$3,133,986	499,505	$6.27
Adjustments		(240,925)
Federated Stock and Bond Fund – Class A Shares	$115,812,665	9,555,066	$12.12
Federated Stock and Bond Fund, Pro Forma Combined – Class A Shares	$126,689,449	10,452,491	$12.12

Federated Target ETF Fund 2015 – Institutional Shares	$737,915	99,018	$7.45
Adjustments		(38,134)
Federated Target ETF Fund 2025 – Institutional Shares	$965,612	144,148	$6.70
Adjustments		(64,477)
Federated Target ETF Fund 2035 – Institutional Shares	$805,463	128,231	$6.28
Adjustments		(61,774)
Federated Stock and Bond Fund – Institutional Shares	$0	0	$12.12
Federated Stock and Bond Fund, Pro Forma Combined – Institutional Shares*	$2,508,990	207,012	$12.12

Federated Target ETF Fund 2015 – Class K Shares	$3,069,344	413,120	$7.43
Adjustments		(159,874)
Federated Target ETF Fund 2025 – Class K Shares	$4,412,567	662,428	$6.66
Adjustments		(298,355)
Federated Target ETF Fund 2035 – Class K Shares	$3,359,538	540,636	$6.21
Adjustments		(263,446)
Federated Stock and Bond Fund – Class K Shares	$19,183,552	1,582,269	$12.12
Federated Stock and Bond Fund, Pro Forma Combined – Class K Shares	$30,025,001	2,476,778	$12.12
* Does not reflect additional $37,595,637 assets of Federated Stock and Bond Fund represented by other share classes.

The following table sets forth the unaudited capitalization of the Federated Target ETF Fund 2015 into Federated Stock and Bond Fund as of February 20, 2009.

Fund	Total Net Assets*	Shares Outstanding	Net Asset Value Per Share
Federated Target ETF Fund 2015 – Class A Shares	$3,297,616	443,041	$7.44
Adjustments		(170,960)
Federated Stock and Bond Fund – Class A Shares	$115,812,665	9,555,066	$12.12
Federated Stock and Bond Fund, Pro Forma Combined – Class A Shares	$119,110,281	9,827,147	$12.12

Federated Target ETF Fund 2015 – Institutional Shares	$737,915	99,018	$7.45
Adjustments		(38,134)
Federated Stock and Bond Fund – Institutional Shares	$0	0	$12.12
Federated Stock and Bond Fund, Pro Forma Combined – Institutional Shares*	$737,915	60,884	$12.12

Federated Target ETF Fund 2015 – Class K Shares	$3,069,344	413,120	$7.43
Adjustments		(159,874)
Federated Stock and Bond Fund – Class K Shares	$19,183,552	1,582,269	$12.12
Federated Stock and Bond Fund, Pro Forma Combined – Class K Shares	$22,252,896	1,835,515	$12.12
* Does not reflect additional $37,595,637 assets of Federated Stock and Bond Fund represented by other share classes.

The following table sets forth the unaudited capitalization of Federated Target ETF Fund 2025 into Federated Stock and Bond Fund as of February 20, 2009.

Fund	Total Net Assets*	Shares Outstanding	Net Asset Value Per Share
Federated Target ETF Fund 2025 – Class A Shares	$4,445,182	663,712	$6.70
Adjustments		(296,948)
Federated Stock and Bond Fund – Class A Shares	$115,812,665	9,555,066	$12.12
Federated Stock and Bond Fund, Pro Forma Combined – Class A Shares	$120,257,847	9,921,830	$12.12

Federated Target ETF Fund 2025 – Institutional Shares	$965,612	144,148	$6.70
Adjustments		(64,477)
Federated Stock and Bond Fund – Institutional Shares	$0	0	$12.12
Federated Stock and Bond Fund, Pro Forma Combined – Institutional Shares*	$965,612	79,671	$12.12

Federated Target ETF Fund 2025 – Class K Shares	$4,412,567	662,428	$6.66
Adjustments		(298,355)
Federated Stock and Bond Fund – Class K Shares	$19,183,552	1,582,269	$12.12
Federated Stock and Bond Fund, Pro Forma Combined – Class K Shares	$23,596,119	1,946,342	$12.12
* Does not reflect additional $37,595,637 assets of Federated Stock and Bond Fund represented by other share classes.

The following table sets forth the unaudited capitalization of Federated Target ETF Fund 2035 into Federated Stock and Bond Fund as of February 20, 2009.

Fund	Total Net Assets*	Shares Outstanding	Net Asset Value Per Share
Federated Target ETF Fund 2035 – Class A Shares	$3,133,986	499,505	$6.27
Adjustments		(240,925)
Federated Stock and Bond Fund – Class A Shares	$115,812,665	9,555,066	$12.12
Federated Stock and Bond Fund, Pro Forma Combined – Class A Shares	$118,946,651	9,813,646	$12.12

Federated Target ETF Fund 2035 – Institutional Shares	$805,463	128,231	$6.28
Adjustments		(61,774)
Federated Stock and Bond Fund – Institutional Shares	$0	0	$12.12
Federated Stock and Bond Fund, Pro Forma Combined – Institutional Shares*	$805,463	66,457	$12.12

Federated Target ETF Fund 2035 – Class K Shares	$3,359,538	540,636	$6.21
Adjustments		(263,446)
Federated Stock and Bond Fund – Class K Shares	$19,183,552	1,582,269	$12.12
Federated Stock and Bond Fund, Pro Forma Combined – Class K Shares	$22,543,090	1,859,459	$12.12
* Does not reflect additional $37,595,637 assets of Federated Stock and Bond Fund represented by other share classes.

The Federated Stock and Bond Fund Institutional Shares are a new class of shares, which was first effective on April 7, 2009.  It is anticipated that the Institutional Share Class will commence operations on or about June 12, 2009.

FEDERAL TAX CONSEQUENCES

As a condition to each Reorganization, Stock and Bond Fund and the ETF Funds will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current administrative rules and court decisions, for federal income tax purposes:

•
each Reorganization as set forth in the Plans will constitute a tax-free reorganization under section 368(a) of the Code, and the ETF Funds and Stock and Bond Fund each will be a “party to a reorganization” within the meaning of section 368(b) of the Code;

•
no gain or loss will be recognized by Stock and Bond Fund upon its receipt of the applicable ETF Fund’s assets in exchange for Class A Shares, Class K Shares and Institutional Shares of Stock and Bond Fund;

•
no gain or loss will be recognized by the applicable ETF Fund upon transfer of its assets to Stock and Bond Fund in exchange for Stock and Bond Fund Class A Shares, Class K Shares and Institutional Shares or upon the distribution of Stock and Bond Fund shares to the ETF Fund’s shareholders in exchange for their Class A Shares, Class K Shares and Institutional  Shares, respectively;

•
no gain or loss will be recognized by shareholders of the applicable ETF Fund upon exchange of their Class A Shares, Class K Shares and Institutional Shares for Class A Shares, Class K Shares and Institutional Shares, respectively, of Stock and Bond Fund;

•
the aggregate tax basis of the Class A Shares, Class K Shares and Institutional Shares of Stock and Bond Fund received by each shareholder of the applicable ETF Fund pursuant to the Plans will be the same as the aggregate tax basis of the shares of the ETF Fund held by such shareholder immediately prior to the Reorganization;

•
the holding period of the Stock and Bond Fund Class A Shares, Class K Shares and Institutional Shares received by each shareholder of the applicable ETF Fund pursuant to the Plan will include the period during which the ETF Fund Class A Shares, Class K Shares and Institutional Shares, respectively, exchanged therefor were held by such shareholder, provided the shares of the ETF Fund were held as capital assets on the date of the Reorganization;

•	the tax basis of the assets of the ETF Funds acquired by Stock and Bond Fund will be the same as the tax basis of such assets to the ETF Funds immediately prior to the Reorganizations; and

•	the holding period of the ETF Funds’ assets in the hands of Stock and Bond Fund will include the period during which those assets were held by the ETF Funds.

The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganizations on Stock and Bond Fund, the ETF Funds or ETF Funds’ shareholders with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

Shareholders of the ETF Funds should consult their tax advisors regarding the effect, if any, of the Reorganizations in light of their individual circumstances.  Because the foregoing discussion only relates to the federal income tax consequences of the Reorganizations, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganizations.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

&ltR&gt

Each of the ETF Funds and the Stock and Bond Fund are open-end, management investment companies. Stock and Bond Fund is organized as a business trust established under the laws of the Commonwealth of Massachusetts.  The ETF Funds are series portfolios of Federated Managed Allocation Portfolios, a business trust established under the laws of the Commonwealth of Massachusetts.  The rights of shareholders of the ETF Funds and Stock and Bond Fund are defined by the respective Funds’ Declaration of Trust, as applicable and Bylaws.  There are no differences between your rights as a shareholder of the ETF Funds and your rights as a shareholder of Stock and Bond Fund.  The table below summarizes the rights of a shareholder of the ETF Funds and the Stock and Bond Fund.

&lt/R&gt

CATEGORY	ETF FUNDS AND STOCK AND BOND FUND
Preemptive Rights	None
Preferences	None
Appraisal Rights	None
Conversion Rights	None
Exchange Rights (other than the right to exchange for shares of the same class of other Federated mutual funds as provided in the Funds’ prospectuses)	None
Annual Meetings	Not required
Right to Call Shareholder Meetings	Shall be called upon the written request of the holders of at least 10% of outstanding shares of the Fund entitled to vote at the meeting.
Notice of Meetings	Mailed to each shareholder entitled to vote at least fifteen days before the meeting.

CATEGORY	ETF FUNDS AND STOCK AND BOND FUND
Record Date For Meetings	The Board of Trustees may fix a date not more than 90 days before the meeting date as the record date for determining shareholders entitled to notice of or to vote at any Meeting of shareholders.
Quorum for Meetings
To constitute a quorum for the transaction of any business at any meeting of Shareholders there must be present, in person or by proxy, holders of more than one-half of the total number of outstanding Shares of all Series and Classes entitled to vote at such meeting.  When any one or more Series or Classes is entitled to vote as a single Series or Class, more than one-half of the Shares of each such Series or Class entitled to vote shall constitute a quorum at a Shareholders' meeting of that Series or Class.  If a quorum shall not be present for the purpose of any vote that may properly come before the meeting, the Shares present in person or by proxy and entitled to vote at such meeting on such matter may, by plurality vote, adjourn the meeting from time to time to such place and time without further notice than by announcement to be given at the meeting until a quorum entitled to vote on such matter shall be present, whereupon any such matter may be voted upon at the meeting as though held when originally convened.

Vote Required for Election of Trustees	A plurality of votes cast at the meeting.
Adjournment of Meetings
In the absence of a quorum, a plurality of the shares present in person or by proxy entitled to vote may adjourn the meeting from time to time without further notice than by announcement at the meeting until a quorum shall be present.

Category	ETF FUNDS AND STOCK AND BOND FUND
Removal of Trustees by Shareholders
A Trustee may be removed at any special meeting of Shareholders of the Trust by a vote of two-thirds of the outstanding Shares.  Any removals shall be effective as to the Trust and each Series and Class thereunder.

Personal Liability of Officers and Trustees
Trustees and officers of the Trust shall be liable for the their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trust or officer, as the case may be, and for nothing else.

Personal Liability of Shareholders
No Shareholder or former Shareholder of any Series or Class shall be liable solely by reason of his being or having been a Shareholder for any debt, claim, action, demand, suit, proceeding, judgment, decree, liability or obligation of any kind, against or with respect to the Trust or any Series or Class arising out of any action taken or omitted for or on behalf of the Trust or such Series or Class, and the Trust or such Series or Class shall be solely liable therefor and resort shall be had solely to the property of the relevant Series or Class of the Trust for the payment or performance thereof.

Each Shareholder or former Shareholder of any Series or Class (or their heirs, executors, administrators or other legal representatives or, in case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against to the full extent of such liability and the costs of any litigation or other proceedings in which such liability shall have been determined, including, without limitation, the fees and disbursements of counsel if, contrary to the provisions hereof, such Shareholder or former Shareholder of such Series or Class shall be held to be personally liable.  Such indemnification shall come exclusively from the assets of the relevant Series or Class.

Category	ETF FUNDS AND STOCK AND BOND FUND
Rights of Inspection
Under Massachusetts law, and under the Bylaws of the Trust, the trustees of a Massachusetts business trust may from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust maintained on behalf of each series and class of shares of the Trust or any of them may be open to the inspection of the shareholders of any series or class; and no shareholder may have any right to inspect any account or book or document of the Trust except that, to the extent such account or book or document relates to the series or class in which he is a shareholder or the Trust generally, such shareholder will have such right of inspection as conferred by laws or authorized by the trustees or by resolution of the shareholders of the relevant series or class.

Liquidation and Dissolution
The trustees of a Massachusetts business trust may resolve to liquidate or dissolve a fund or new fund, or any class thereof, without prior shareholder approval and without first redeeming all of the shares of the respective fund.  Although Massachusetts law allows the trust to liquidate without shareholder approval, the declaration of trust can amend this allowance.  The declaration of trust provides that the Trust may sell all of its assets upon approval by a majority of the shareholders.

Number of Authorized Shares; Par Value	Shares shall have $.001 per share without par value.

INFORMATION ABOUT STOCK AND BOND  FUND AND THE ETF FUNDS

WHERE TO FIND ADDITIONAL INFORMATION

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Information about the ETF Funds is included in their Prospectuses and SAIs dated January 31, 2009, each of which is incorporated herein by reference.  Information about Stock and Bond Fund is included in its Prospectus dated January 31, 2009 for Class A and Class K Shares and the Prospectus dated April 7, 2009 for Institutional Shares, and the combined SAI for Class A, Class K  and Institutional Shares dated April 7, 2009, each of which is incorporated herein by reference.  A copy of the Prospectuses for Stock and Bond Fund accompanies this Prospectus/Proxy Statement.  Copies of the SAI of Stock and Bond Fund, the Prospectus and SAI of ETF Funds and the SAI dated April 27, 2009 relating to this Prospectus/Proxy Statement, all of which have been filed with the SEC, may be obtained without charge by contacting the Funds at 1-800-341-7400 or by writing to Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561.  The Prospectuses and SAIs of ETF Funds and Stock and Bond Fund are also available electronically at Federated’s website at FederatedInvestors.com.

Stock and Bond Fund, and the Trust, on behalf of the ETF Funds, are subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC.  Reports, proxy and information statements and other information filed by Stock and Bond Fund and by the Trust, on behalf of ETF Funds, can be obtained by calling or writing the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC.  Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

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LEGAL PROCEEDINGS

Since October 2003, Federated and related entities (collectively, "Federated"), and various Federated funds ("Funds"), have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated’s first public announcement that it had received requests for information on shareholder trading activities in the Funds from the SEC, the Office of the New York State Attorney General ("NYAG"), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. Specifically, the SEC and NYAG settled proceedings against three Federated subsidiaries involving undisclosed market timing arrangements and late trading. The SEC made findings: that Federated Investment Management Company (“FIMC”), an SEC-registered investment adviser to various Funds, and Federated Securities Corp., an SEC-registered broker-dealer and distributor for the Funds, violated provisions of the Investment Advisers Act and Investment Company Act by approving, but not disclosing, three market timing arrangements, or the associated conflict of interest between FIMC and the funds involved in the arrangements, either to other fund shareholders or to the funds’ board; and that Federated Shareholder Services Company, formerly an SEC-registered transfer agent, failed to prevent a customer and a Federated employee from late trading in violation of provisions of the Investment Company Act. The NYAG found that such conduct violated provisions of New York State law. Federated entered into the settlements without admitting or denying the regulators’ findings. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay disgorgement and a civil money penalty in the aggregate amount of an additional $72 million and, among other things, agreed that it would not serve as investment adviser to any registered investment company unless (i) at least 75% of the Funds directors are independent of Federated, (ii) the chairman of each such fund is independent of Federated, (iii) no action may be taken by the Funds board or any committee thereof unless approved by a majority of the independent trustees of the fund or committee, respectively, and (iv) the fund appoints a “senior officer” who reports to the independent trustees and is responsible for monitoring compliance by the fund with applicable laws and fiduciary duties and for managing the process by which management fees charged to a fund are approved. The settlements are described in Federated’s announcement which, along with previous press releases and related communications on those matters, is available in the "About Us" section of Federated’s website at FederatedInvestors.com.

Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees.

The Board of the Funds retained the law firm of Dickstein Shapiro LLP to represent the Funds in each of the lawsuits described in the preceding two paragraphs. Federated and the Funds, and their respective counsel, have been defending this litigation, and none of the Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys’ fees, and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Funds, there can be no assurance that these suits, ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Fund redemptions, reduced sales of Fund shares, or other adverse consequences for the Funds.

ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING

 Proxies are being solicited by the Board of the Trust, on behalf of its portfolios, the ETF Funds.  The proxies will be voted at the special meeting of shareholders of  the ETF Funds,  to be held at 2:00 p.m. (Eastern Time) on June 10, 2009, at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561 (such special meeting and any adjournment or postponement thereof are referred to as the “Special Meeting”).

The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the ETF Funds’ Adviser or its affiliates.  In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the ETF Funds’ Adviser or its affiliates or, if necessary, a communications firm retained for this purpose.  Such solicitations may be by telephone, through Internet or otherwise.  Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholder after the fact.  Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form.  The Trust may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

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The purpose of the Special Meeting is set forth in the accompanying Notice.  The Board of the Trust knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting.  Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies.  This Prospectus/Proxy Statement and the enclosed proxy card are expected to be mailed on or about April 27, 2009, to shareholders of record at the close of business on April 15, 2009 (the “Record Date”).

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The ETF Funds’ Annual Report, which includes audited financial statements for their fiscal year ended November 30, 2008, and their Semi-Annual Report containing unaudited financial statements for the six-month period ended May 31, 2008, were previously mailed to shareholders of the ETF Funds. The Stock and Bond Fund’s Annual Report, which includes audited financial statements for its fiscal year ended November 30, 2008, and its Semi-Annual Report containing unaudited financial statements for the six-month period ended May 31, 2008, were previously mailed to shareholders of the Stock and Bond Fund. The ETF Funds will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered, a copy of its Annual Report and/or the Semi-Annual Report.  Requests for Annual Reports or Semi-Annual Reports for the ETF Funds may be made by writing to the Funds principal executive offices or by calling the toll-free telephone number, 1-800-341-7400.  The principal executive office for both Funds is located at Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561.  The reports are also available electronically at Federated’s website at FederatedInvestors.com.

PROXIES, QUORUM AND VOTING AT SPECIAL MEETING

Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting.  Each share of the ETF Funds is entitled to one vote.  Fractional shares are entitled to proportionate shares of one vote.  The votes of shareholders of Stock and Bond Fund are not being solicited since their approval is not required in order to effect the Reorganizations.

Any person given a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust.  In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy and vote in person.  All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies.  If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Agreement and Plan of Reorganization.

In order to hold the Special Meeting, a “quorum” of shareholders of the applicable ETF Fund must be present.  One-half of the shares entitled to vote shall constitute a quorum.

Shareholder approval with respect to the proposal requires the affirmative vote of "a majority of the outstanding voting securities" as defined in the 1940 Act.  This vote requires the lesser of (A) 67% or more of the shares of the applicable ETF Fund present at the meeting, voting together as a single class, if the shareholders of more than 50% of the outstanding shares of the ETF Fund are present or represented by proxy; or (B) more than 50% of the outstanding shares of the ETF Fund, voting together as a single class.

For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.  For this reason, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.

If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting from time to time to a date not later than 120 days after the original record date without further notice other than by announcement to be given at the meeting until a quorum is met. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitations of proxies with respect to the proposal.  All such adjournments will require the affirmative vote of a plurality of the shares present in person or by proxy at the session of the Special Meeting to be adjourned.  The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote.  A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

SHARE OWNERSHIP OF THE FUNDS

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Officers and Directors of the Funds own less than 1% of each of the ETF Funds’ and Stock and Bond Fund’s outstanding shares.  The following tables show the outstanding Shares of the ETF Funds as of the Record Date, April 15, 2009.

Share Ownership of the Funds

Issuer	Outstanding Shares
Federated Target ETF Fund 2015- Class A Shares	500,105
Federated Target ETF Fund 2015- Class K Shares	395,113
Federated Target ETF Fund 2015- Institutional Shares	111,284

Issuer	Outstanding Shares
Federated Target ETF Fund 2025- Class A Shares	701,715
Federated Target ETF Fund 2025- Class K Shares	710,310
Federated Target ETF Fund 20225- Institutional Shares	129,977

Issuer	Outstanding Shares
Federated Target ETF Fund 2035- Class A Shares	617,038
Federated Target ETF Fund 2035- Class K Shares	589,598
Federated Target ETF Fund 2035- Institutional Shares	99,763

Issuer	Outstanding Shares
Federated Stock and Bond Fund- Class A Shares	9,438,247
Federated Stock and Bond Fund- Class K Shares	1,692,897
Federated Stock and Bond Fund – Institutional Shares	None

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class A Shares of Federated Target ETF Fund 2015: Emjay Corporation, Greenwood Village, CO, owned approximately 267,362 Shares (53.46%); Paychex Securities Corporation, W. Henrietta, NY, owned approximately 81,946 Shares (16.39%); Community Bank, NA Utica, NY, owned approximately 61,339 Shares (12.27%) and Union Bank Trust, Minneapolis, MN, owned approximately 28,638 Shares (5.73%).

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class K Shares of Federated Target ETF Fund 2015: Emjay Corporation, Greenwood, CO, owned approximately 75,668 Shares (19.15%).

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Institutional Shares of Federated Target ETF Fund 2015: Trico, Co, Columbus, MS, owned approximately 41,364 Shares (37.17%); AST Trust Company, Phoenix, AZ, owned approximately 33,627 Shares (30.22%); Federated Equity Management Company of Pennsylvania, Pittsburgh, PA, owned approximately 10,000 Shares (8.99%); Front Co., Chattanooga, TN, owned approximately 9,957 Shares (8.95%) and Medical Associates, Clinton, PA, owned approximately 7,108 Shares (6.39%).

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class A Shares of Federated Target ETF Fund 2025: Emjay Corporation, Greenwood Village, CO, owned approximately 390,495 Shares (55.65%); Paychex, Securities Corporation, West Henrietta, NY, owned approximately 160,638 Shares (22.89%) and Edward Jones & Co., Maryland Hts., MO, owned approximately 44,924 Shares (6.40%).

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class K Shares of Federated Target ETF Fund 2025: Emjay Corporation, Greenwood Village, CO, owned approximately 104,145 Shares (14.66%) and Community Bank NA, Utica, NY, owned approximately 44,100 Shares (6.21%).

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Institutional Shares of Federated Target ETF Fund 2025: Trico Co., Columbus, MO, owned approximately 56,246 Shares (43.27%); AST Trust Company, Phoenix, AZ, owned approximately 28,740 Shares (22.11%); Federated Equity Management Company of Pennsylvania, Pittsburgh, PA, owned approximately 10,000 Shares (7.69%); Medical Associates, Clinton, PA, owned approximately 9,940 Shares (7.65%); Clinton National Bank Trust, Clinton, PA, owned approximately 8,786 Shares (6.76%) and NFS LLC, Encinitas, CA, owned approximately 7,796 Shares (6.00%).

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class A Shares of Federated Target ETF Fund 2035: Emjay Corporation, Greenwood Village, CO, owned approximately 271,130 Shares (43.94%); Paychex, Securities Corporation, West Henrietta, NY, owned approximately 186,926 Shares (30.29%) and Community Bank, NA, Utica, NY, owned approximately 51,002 Shares (8.27%).

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class K Shares of Federated Target ETF Fund 2035: Emjay Corporation, Greenwood Village, CO, owned approximately 66,339 Shares (11.25%) and Community Bank, NA, Utica, NY, owned approximately 42,161 Shares (7.15%).

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Institutional Shares of Federated Target ETF Fund 2035: Trico, Co., Columbus, MS, owned approximately 25,920 Shares (25.98%);

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding Class A Shares of Stock and Bond Fund: Edward Jones & Co., Maryland Hts., MO owned approximately 2,413,059 Shares (25.67%); Emjay Corporation, Greenwood Village, CO, owned approximately 870,467 Shares (9.22%) and Paychex Securities Corporation, W. Henrietta, NY, owned approximately 697,039 Shares (7.39%)

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

Emjay Corporation is organized in the State of Wisconsin.

Trico Co. is organized in the State of Wisconsin.

Edward Jones & Co. is organized in the State of Missouri and is a subsidiary of Jones Financial Companies LLP; organized in the State of Missouri.

Paychex Securities Corporation is organized in the State of New York and is a subsidiary of Paychex , Inc., organized in the State of Delaware.

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INTERESTS OF CERTAIN PERSONS

Each Fund is managed by the Adviser.  The Adviser is a subsidiary of Federated.  All of the voting securities of Federated are owned by a trust, the trustees of which are John F. Donahue, his wife and his son, J. Christopher Donahue.  John F. Donahue and J. Christopher Donahue currently serve as trustees/directors of  the Trust.

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

The ETF Funds are not required, and do not intend, to hold regular annual meetings of shareholders.  Shareholders wishing to submit proposals for consideration for inclusion in a Proxy Statement for the next meeting of shareholders should send their written proposals to Federated Investors Funds, 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, so that they are received within a reasonable time before any such meeting.

No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the applicable ETF Fund.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees,

/s/ John W. McGonigle
John W. McGonigle, Secretary
April 27, 2009

Exhibit A
FORM OF AGREEMENT AND PLAN OF REORGANIZATION

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THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ___ day of _____, 2009, by and between FEDERATED STOCK AND BOND FUND, a Massachusetts business trust, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA, 15086-7561, (“Acquiring Fund”), and FEDERATED MANAGED ALLOCATION PORTFOLIOS, a Massachusetts business trust, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA, 15086-7561, (the “Managed Allocation Trust”), with respect to Federated Target ETF Fund 2015, a series of the Managed Allocation Trust (the “Acquired Fund” and, with the Acquiring Fund, the “Funds”).

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This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368 of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder.  The reorganization will consist of:  (i) the transfer of all of the assets of the Acquired Fund in exchange for Class A Shares, Class K Shares and Institutional Shares of the Acquiring Fund (“Acquiring Fund Shares”); and (ii) the distribution of Class A Shares, Class K Shares and Institutional Shares of the Acquiring Fund to the holders of Class A Shares, Class K Shares and Institutional Shares, respectively, of the Acquired Fund and the liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund and the Managed Allocation Trust are open-end, registered management investment companies; and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund and the Acquired Fund are authorized to issue their shares of beneficial interests;

WHEREAS, the Trustees of the Acquiring Fund have determined that the Reorganization, with respect to the Acquiring Fund, is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Trustees of the Managed Allocation Trust have determined that the Reorganization, with respect to the Acquired Fund, are in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND LIQUIDATION OF THE ACQUIRED FUND

 1.1           THE EXCHANGE.  Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in paragraph 1.2, to the Acquiring Fund.  In exchange, the Acquiring Fund agrees:  (i) to deliver to the Acquired Fund the number of each class of full and fractional Acquiring Fund Shares, determined by multiplying (a) the shares outstanding of  each class of shares of the Acquired Fund (“Acquired Fund Shares”) by (b) the ratio computed by dividing (x) the net asset value per share of such class of the Acquired Fund Shares by (y) the net asset value per share of the  corresponding class of the Acquiring Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2.  Holders of the Acquired Fund’s Class A Shares, Class K Shares and Institutional Shares will receive Class A Shares, Class K Shares and Institutional Shares, respectively, of the Acquiring Fund.  Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

 1.2           ASSETS TO BE ACQUIRED.  The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of property having a value equal to the total net assets of the Acquired Fund, including, without limitation, cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

The Acquired Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Acquired Fund’s assets as of the date of such statements.  The Acquired Fund hereby represents that as of the date of the execution of this Agreement, there have been  no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with fluctuations in value of its investment portfolio, the purchase and sale of securities, the issuance and redemption of Acquired Fund shares and the payment of normal operating expenses, dividends and capital gains distributions.

 1.3           LIABILITIES TO BE DISCHARGED.  The Acquired Fund will discharge all of its liabilities and obligations prior to the Closing Date.

 1.4           LIQUIDATION AND DISTRIBUTION.  On or as soon after the Closing Date as is conveniently practicable:  (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Acquired Fund Shareholders”), all of the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below.  Such distribution will be accomplished by the transfer of the Acquiring Fund’s Class A Shares, Class K Shares and Institutional Shares, respectively, credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund’s Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders.  All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund.  The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.  After the Closing Date, the Acquired Fund shall not conduct any business except in connection with its termination.

 1.5           OWNERSHIP OF SHARES.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount equal in value to the aggregate net asset value of the Acquired Fund Shares, to be distributed to Acquired Fund Shareholders.

 1.6           TRANSFER TAXES.  Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

 1.7           REPORTING RESPONSIBILITY.  Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund.

 1.8           TERMINATION.  The Acquired Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.

 1.9           BOOKS AND RECORDS.  All books and records of the Acquired Fund, including all books and records required to be maintained under the Investment Company Act of 1940 (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Acquiring Funds from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

ARTICLE II

VALUATION

 2.1           VALUATION OF ASSETS.  The value of the Acquired Fund’s assets to be acquired by the Acquiring Fund hereunder shall be the value of such assets at the closing on the Closing Date, using the valuation procedures set forth in the Acquiring Fund’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties.

 2.2           VALUATION OF SHARES.  The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed at the closing on the Closing Date, using the valuation procedures set forth in the Acquiring Fund’s Declaration of Trust and the Acquiring Fund’s then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.

 2.3           SHARES TO BE ISSUED.  The number of each class of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s assets, shall be determined by multiplying (a) the shares outstanding of each class of Acquired Fund Shares by (b) the ratio computed by dividing (x) the net asset value per share of such class of Acquired Fund Shares by (y) the net asset value per share of the corresponding class of the Acquiring Fund Shares determined in accordance with paragraph 2.2.

 2.4           DETERMINATION OF VALUE.  All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Acquiring Fund and the Acquired Fund.

ARTICLE III	CLOSING AND CLOSING DATE

 3.1           CLOSING DATE.  The closing shall occur on or about ___________, 2009, or such other date(s) as the parties may agree to in writing (the “Closing Date”).  All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein.  The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.

 3.2           CUSTODIAN’S CERTIFICATE. State Street Bank and Trust Company, as custodian for the Acquired Fund (the “Custodian”), shall deliver at the Closing a certificate of an authorized officer stating that:  (a) the Acquired Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

 3.3           EFFECT OF SUSPENSION IN TRADING.  In the event that on the scheduled Closing Date, either:  (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

 3.4           TRANSFER AGENT’S CERTIFICATE. State Street Bank and Trust Company, as transfer agent for the Acquired Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing.  The Acquiring Fund shall issue and deliver, or cause State Street Bank and Trust Company, its transfer agent, to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Managed Allocation Trust or provide evidence satisfactory to the Acquired Fund that the Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request.

ARTICLE IV	REPRESENTATIONS AND WARRANTIES

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 4.1           REPRESENTATIONS OF THE ACQUIRED FUND.  The Managed Allocation Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund, as follows:

a)
The Trust is registered as an open-end management investment company under the 1940 Act, and the Managed Allocation Trust registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect, and the Managed Allocation Trust is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Acquired Fund is a portfolio of the Managed Allocation Trust.

b)
The current prospectus and statement of additional information of the Acquired Fund conforms in all material respects to the applicable requirements of the Securities Act of 1933 (the “1933 Act”) and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

c)
The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not, result in the violation of any provision of the Managed Allocation Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

d)
The Acquired Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

e)
Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, or as otherwise disclosed in the Acquired Fund’s current registration statement, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement.  The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

f)
The audited financial statements of the Acquired Fund as of November 30, 2008, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

g)
The unaudited financial statements of the Acquired Fund as of May, 31, 2008, and for the six months then ended have been prepared in accordance with generally accepted accounting principles, (subject to absence of footnotes and year-end adjustments) and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

h)
Since the date of the financial statements referred to in paragraph (g) above, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund.  For the purposes of this paragraph (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

i)
All federal and other tax returns and reports of the Acquired Fund required by law to be filed, have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof.  To the best of the Acquired Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

j)
All issued and outstanding shares of the Acquired Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund.  All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in paragraph 3.4.  The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Acquired Fund’s shares, and has no outstanding securities convertible into any of the Acquired Fund’s shares.

k)
At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the Commonwealth of Massachusetts, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Acquiring Fund.

l)
The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund.  Subject to approval by the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

m)
The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

n)
From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Managed Allocation Trust with respect to the Acquired Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

o)
The Acquired Fund has qualified and elected to be treated as a “regulated investment company” under the Code (a “RIC”), as of and since its first taxable year; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

p)
No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), the 1940 Act or Massachusetts law for the execution of this Agreement by the Managed Allocation Trust, for itself and on behalf of the Acquired Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, and except for such other consents, approvals, authorizations and filings as have been made or received, and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in paragraph 5.2.

&lt/R&gt

 4.2           REPRESENTATIONS OF THE ACQUIRING FUND.  The Acquiring Fund representsand warrants to the Managed Allocation Trust, on behalf of the Acquired Fund, as follows:

a)
The Acquiring Fund is a Massachusetts business trust duly organized, validly existing and in good standing under the laws of The Commonwealth of Massachusetts; and the Acquiring Fund has the power to carry on its business as it is now being conducted and to carry out this Agreement. The Acquiring Fund is registered as a management investment company under the 1940 Act.

b)
The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.

c)
The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not, result in a violation of its Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

d)
Except as otherwise disclosed in writing to and accepted by the Acquired Fund, or as otherwise disclosed in the Acquiring Fund’s current registration statement, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement.  The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

e)
All federal and other tax returns and reports of the Acquiring Fund required by law to be filed, have been filed and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for its payment thereof.  To the best of the Acquiring Fund’s knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

f)
All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

g)
The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

h)
Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized.  When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

i)
The information to be furnished by the Acquiring Fund for use in no-action letters, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

j)
From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Acquired Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

k)
The Acquiring Fund has qualified and elected to be treated as a RIC under the Code as of and since its first taxable year; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.

l)
No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by the Acquiring Fund, or the performance of the Agreement by the Acquiring Fund, except for the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, and such other consents, approvals, authorizations and filings as have been made or received, and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

m)
The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V	COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

 5.1           OPERATION IN ORDINARY COURSE.  Except to the extent required to transition its portfolio holdings in anticipation of the Reorganization. The Acquiring Fund and the Acquired Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.

 5.2           APPROVAL OF SHAREHOLDERS.  The Trust will call a special meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

 5.3           INVESTMENT REPRESENTATION.  The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

 5.4           ADDITIONAL INFORMATION.  The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

 5.5           FURTHER ACTION.  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

 5.6           STATEMENT OF EARNINGS AND PROFITS.  As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Managed Allocation Trust’s Treasurer.

 5.7           PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT.  The Acquiring Fund will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Acquired Fund (the “Registration Statement”).  The Registration Statement on Form N-14 shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement.  The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable.  Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Acquired Fund’s Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

 5.8           On or before the Closing Date, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.

ARTICLE VI	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:

 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.  The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

ARTICLE VII	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by the Acquired Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:

 All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date.  The Acquired Fund shall have delivered to the Acquiring Fund on such Closing Date a certificate executed in the Acquired Fund’s name by the Managed Allocation Trust’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Managed Allocation Trust.

ARTICLE VIII	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND ACQUIRED FUND

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

 8.1           This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the Managed Allocation Trust’s Declaration of Trust and By-Laws.  Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.1.

 8.2           On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.  Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

 8.3           All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may waive any such conditions for itself.

 8.4           The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued.  To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

 8.5           The parties shall have received an opinion of Reed Smith LLP substantially to the effect that for federal income tax purposes:

a)
The transfer of all of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares (followed by the distribution of the Acquiring Fund Shares to the Acquired Fund Shareholders in dissolution and liquidation of the Acquired Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

b)	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares.

c)
No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to Acquired Fund Shareholders in exchange for their Acquired Fund Shares.

d)	No gain or loss will be recognized by any Acquired Fund Shareholder upon the exchange of its Acquired Fund Shares for Acquiring Fund Shares.

e)
The aggregate tax basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares held by it immediately prior to the Reorganization.  The holding period of Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided the Acquired Fund Shares are held as capital assets at the time of the Reorganization.

f)
The tax basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the Reorganization.  The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

Such opinion shall be based on customary assumptions and such representations Reed Smith LLP may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.  The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Acquiring Fund, the Acquired Fund or any Acquired Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 8.5.

ARTICLE IX	EXPENSES

 Federated Global Investment Management Corp., or its affiliates will pay certain expenses associated with Acquiring Fund’s and Acquired Fund’s participation in the Reorganization, provided, however, that Acquiring Fund shall bear expenses associated with  registration of Acquiring Fund Shares under the 1933 Act and the qualification of Acquiring Fund Shares for sale in the various states.  Reorganization expenses which will be paid by Federated Global Investment Management Corp. include:  (a) certain expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund in the drafting and filing of the Proxy Materials; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs.

ARTICLE X	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

 10.1           The Acquiring Fund, and the Managed Allocation Trust, on behalf of the Acquired Fund, agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

 10.2           Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder.  The covenants to be performed after the Closing Date, shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI	TERMINATION

 This Agreement may be terminated by the mutual agreement of the Managed Allocation Trust and the Acquiring Fund.  In addition, either the Acquiring Fund or the Managed Allocation Trust may at its option terminate this Agreement at or before the Closing Date due to:

a)	a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

b)	a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

c)
a determination by a party’s Board of Trustees, as appropriate, that the consummation of the transactions contemplated herein is not in the best interest of the Trust or the Acquired Fund, or the Acquiring Fund, respectively, and notice given to the other party hereto.

 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Acquiring Fund, the Acquired Fund, the Trust, or their respective trustees or officers, to the other party or its trustees or officers.

ARTICLE XII	AMENDMENTS

 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust and the Acquiring Fund as specifically authorized by their respective Board of Trustees; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

 IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

FEDERATED MANAGED ALLOCATION PORTFOLIOS
on behalf of its portfolio,
Federated Target ETF Fund

John W. McGonigle, Secretary

FEDERATED STOCK AND BOND FUND

John W. McGonigle, Secretary

Exhibit B

Federated Target ETF Fund 2015

Management's Discussion of Fund Performance

The Federated Target ETF Fund 2015 Institutional Shares, Class A Shares and Class K Shares had total returns at net asset value 1 of (27.15)%, (27.27)% and (27.60)%, respectively, for the fiscal year ended November 30, 2008. 2 That compares with an (20.81)% return for the Funds Blended Index and (33.67)% for Morningstar's Target Date 2015-2029 Funds Category 3 average. The Funds Blended Index consists of 43.2% of the return of the Standard & Poor's Composite 1500 Index (S&P 1500), 4 10.8% of the return of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI-EAFE) 5 and 46.0% of the Barclays Capital U.S. Aggregate Bond Index (BCAB). 6

1 Due to its strategy of investing in other funds (including exchange-traded funds), this fund may incur certain additional expenses and tax results that would not be present with a direct investment in the underlying funds (or exchange-traded funds).

An investment in an exchange-traded fund ("ETF") generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate.

2 Returns are stated on a no-load basis, net of fees and expenses.

3 The group of funds included in Morningstar's category that have target maturity dates between 2015 and 2029. Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings over the past three years. If the fund is less than three years old, the category is based on the life of the fund. © 2008 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

4 The S&P Composite 1500 Index is an unmanaged, broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994. Investments cannot be made directly in an index.

5 MSCI-EAFE Index is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. MSCI-EAFE performance data is calculated in U.S. dollars and in local currency. Investments cannot be made directly in the index.

6 The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index composed of securities from the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. Investments cannot be made directly in an index. The Barclays Capital U.S. Aggregate Bond Index was formerly known as the Lehman Brothers U.S. Aggregate Bond Index.

The following discussion will focus on performance of the Funds Institutional Shares.

MARKET OVERVIEW

Domestic Equities

The credit concerns that first emerged during the summer of 2007 became increasingly severe during the 12-month period ended November 30, 2008. The Federal Reserve responded by easing monetary policy seven times by a total of 3.50% to end the period at 1.00% and instituting a number of specially-crafted lending programs to financial and non-financial institutions. Despite these actions, many venerable financial institutions either failed or needed to be rescued. By the end of September 2008, not one major independent investment bank remained, as the last two standing--Goldman Sachs and Morgan Stanley--rewrote their charters to become commercial banks. The credit freeze began taking its toll on the broader economy. Layoffs became commonplace, leading to a spike in unemployment. Consumers tightened their belts and curtailed spending.

Domestic equities, as represented by the S&P 1500 index, responded with unusual volatility and steep declines. The index lost 38.1% on a total return basis during the period, with each sector down significantly. The worst performing sectors were Financials (down 55.2%), Materials (down 45.0%) and Information Technology (down 43.3%). The best performing sector by far was Consumer Staples (down 16.5%). Next were Utilities (down 25.2%) and Energy (down 28.3%).

International equities

Global equity markets, as represented by the MSCI-EAFE index, underperformed the United States due to investor fears that spreading recessionary forces would weaken foreign economies even more than the domestic economy. The MSCI-EAFE index lost 41.7% on a local currency basis; however, the total return for the MSCI-EAFE was even lower in U.S. dollars (down 47.8%) due to U.S. dollar strength during much of the period (based on the New York Board of Trade U.S. Dollar Index). 7

All major regions and countries were weak. In local currency, New Zealand (down 38.7%), Australia (down 39.2%) and Europe (down 39.6%) outperformed, while the Far East underperformed (down 46.8%).

7 Calculates the performance of the U.S. Dollar against a basket of six major currencies, including the Euro, Japanese Yen, British Pound, Canadian Dollar, Swiss Franc and Swedish Kroner.

Interest Rates

Interest rates on U.S. Government securities fell considerably over the past 12 months (shorter maturities fell the most) as nervous investors dumped spread bonds in favor of Treasury securities. Spread bonds underperformed Treasury securities by an unprecedented margin over the past year. The two-year Treasury yield fell 2.01% over the past 12 months and finished the reporting period at 0.98%, while the 30-year Treasury yield fell 0.94% in the period to finish at 3.44%. The yield of the Barclays Capital U.S. Aggregate Bond Index, however, only decreased marginally over the past year.

FUND PERFORMANCE

Federated Target ETF Fund 2015 (Institutional Shares at NAV) had a total return of (27.15)% for the fiscal year ended November 30, 2008. The primary influences on the returns of the fund were the diversified nature of the portfolio and the disciplined design of the fund. 8 This design specifies ranges in which management may move the allocations for equities and bonds based upon the number of years remaining until the target year of 2015. During the period, equities were permitted to range between 39% and 69% of the fund. The fund maintained an equity allocation in the upper half of that range for most of the fiscal period.

Overall, asset allocation strategy detracted from performance, primarily due to the stock-versus-bond allocation during much of the year. 9 Investments in commodities, an underweight in small-cap equities and an overweight in emerging markets also hurt performance. 10 Decisions which helped performance included industry group allocations (especially overweights in both Consumer Staples and Pharmaceutical and Life Sciences stocks) and an overweight in domestic equities versus foreign during much of the period. The bond side of the portfolio underperformed its benchmark by 26 basis points during the period. The most significant underweight was in Treasury bonds and the most significant overweight was in mortgage-backed securities.

8 Diversification does not assure a profit nor protect against loss.

9 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

10 Small company stocks may be less liquid and subject to greater price volatility than large company stocks. International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile that the prices of securities in developed countries and currency risk and political risks are accentuated in emerging markets.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Target ETF Fund 2015 (Class A Shares) (the "Fund") from April 6, 2006 (start of performance) to November 30, 2008, compared to the Standard and Poor's Composite 1500 Index (S&P 1500), 2 the Barclays Capital U.S. Aggregate Bond Index (BCAB), 2 the Morgan Stanley Capital International-Europe, Australasia and Far East Index (MSCI-EAFE) 2 and a blended index consisting of 43.2% of the Standard and Poor's Composite 1500 Index, 10.8% of the Morgan Stanley Capital International-Europe, Australasia and Far East Index and 46.0% of the Barclays Capital U.S. Aggregate Bond Index (Blended Index). 2

Average Annual Total Returns [3] for the Period Ended 11/30/2008
1 Year	(31.30)%
Start of Performance (4/6/2006)	(8.26)%
The graphic presentation displayed here consists of a legend  at the top indicating the components of the corresponding line graph.  Federated Target ETF Fund 2015-Class A Shares (the “Fund”)  is represented  by a solid line.  The S&P 500 is represented by a dotted line.  The MSCI-EAFE is represented by a dotted and dashed line.  The Blended Index is represented by a gray line. The BCAB is represented by a dashed line.  The line graph is a visual representation of a comparison of change in value of a hyothetical $10,000 purchase in the Fund and the S&P 500, the MSCI-EAFE, the Blended Index and the BCAB.  The “y” axis reflects the cost of the investment.  The “x” axis reflects computation  periods for the Fund’s start of business, April 6, 2006 through November 30, 2008.  The right margin reflects the ending value of the hypothetical investment in the Fund compared to the S&P 500, the MSCI-EAFE, the Blended Index and the BCAB, the ending values are $6,795, $6,725, $7,956, $8,700 and $11,378, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Funds performance assumes the reinvestment of all dividends and distributions. The S&P 1500, BCAB, MSCI-EAFE and the Blended Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 1500, BCAB, MSCI-EAFE and the Blended Index are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Funds performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS K SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Target ETF Fund 2015 (Class K Shares) (the "Fund") from April 6, 2006 (start of performance) to November 30, 2008, compared to the Standard and Poor's Composite 1500 Index (S&P 1500), 2 the Barclays Capital U.S. Aggregate Bond Index (BCAB), 2 the Morgan Stanley Capital International-Europe, Australasia and Far East Index (MSCI-EAFE) 2 and a blended index consisting of 43.2% of the Standard and Poor's Composite 1500 Index, 10.8% of the Morgan Stanley Capital International-Europe, Australasia and Far East Index and 46.0% of the Barclays Capital U.S. Aggregate Bond Index (Blended Index). 2

Average Annual Total Returns for the Period Ended 11/30/2008
1 Year	(27.60)%
Start of Performance (4/6/2006)	(6.59)%
The graphic presentation displayed here consists of a legend  at the top indicating the components of the corresponding line graph.  Federated Target ETF Fund 2015-Class K Shares (the “Fund”)  is represented  by a solid line.  The S&P 500 is represented by a dotted line.  The MSCI-EAFE is represented by a dotted and dashed line.  The Blended Index is represented by a gray line. The BCAB is represented by a dashed line.  The line graph is a visual representation of a comparison of change in value of a hyothetical $10,000 purchase in the Fund and the S&P 500, the MSCI-EAFE, the Blended Index and the BCAB.  The “y” axis reflects the cost of the investment.  The “x” axis reflects computation  periods for the Fund’s start of business, April 6, 2006 through November 30, 2008.  The right margin reflects the ending value of the hypothetical investment in the Fund compared to the S&P 500, the MSCI-EAFE, the Blended Index and the BCAB, the ending values are $6,795, $6,725, $8,346, $8,700 and $11,378, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Funds performance assumes the reinvestment of all dividends and distributions. The S&P 1500, BCAB, MSCI-EAFE and the Blended Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 1500, BCAB, MSCI-EAFE and the Blended Index are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Funds performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

GROWTH OF A $10,000 INVESTMENT - INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Target ETF Fund 2015 (Institutional Shares) (the "Fund") from April 6, 2006 (start of performance) to November 30, 2008, compared to the Standard and Poor's Composite 1500 Index (S&P 1500), 2 the Barclays Capital U.S. Aggregate Bond Index (BCAB), 2 the Morgan Stanley Capital International-Europe, Australasia and Far East Index (MSCI-EAFE) 2 and a blended index consisting of 43.2% of the Standard and Poor's Composite 1500 Index, 10.8% of the Morgan Stanley Capital International-Europe, Australasia and Far East Index and 46.0% of the Barclays Capital U.S. Aggregate Bond Index (Blended Index). 2

Average Annual Total Returns for the Period Ended 11/30/2008
1 Year	(27.15)%
Start of Performance (4/6/2006)	(6.15)%
The graphic presentation displayed here consists of a legend  at the top indicating the components of the corresponding line graph.  Federated Target ETF Fund 2015-IS  Shares (the “Fund”)  is represented  by a solid line.  The S&P 500 is represented by a dotted line.  The MSCI-EAFE is represented by a dotted and dashed line.  The Blended Index is represented by a gray line. The BCAB is represented by a dashed line.  The line graph is a visual representation of a comparison of change in value of a hyothetical $10,000 purchase in the Fund and the S&P 500, the MSCI-EAFE, the Blended Index and the BCAB.  The “y” axis reflects the cost of the investment.  The “x” axis reflects computation  periods for the Fund’s start of business, April 6, 2006 through November 30, 2008.  The right margin reflects the ending value of the hypothetical investment in the Fund compared to the S&P 500, the MSCI-EAFE, the Blended Index and the BCAB, the ending values are $6,795, $6,725, $8,450, $8,700 and $11,378, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Funds performance assumes the reinvestment of all dividends and distributions. The S&P 1500, BCAB, MSCI-EAFE and the Blended Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 1500, BCAB, MSCI-EAFE and the Blended Index are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Funds performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Federated Target ETF Fund 2025

Management's Discussion of Fund Performance

The Federated Target ETF Fund 2025 Institutional Shares, Class A Shares and Class K Shares had total returns at net asset value 1 of (33.69)%, (33.88)% and (34.14)%, respectively, for the fiscal year ended November 30, 2008. 2 That compares with an (28.12)% return for the Funds Blended Index and (33.67)% for Morningstar's Target Date 2015-2029 Funds Category 3 average. The Funds Blended Index consists of 57.2% of the return of the Standard & Poor's Composite 1500 Index (S&P 1500), 4 14.3% of the return of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI-EAFE), 5 and 28.5% of the Barclays Capital U.S. Aggregate Bond Index (BCAB). 6

1 Due to its strategy of investing in other funds (including exchange-traded funds), this fund may incur certain additional expenses and tax results that would not be present with a direct investment in the underlying funds (or exchange-traded funds).

An investment in an exchange-traded fund ("ETF") generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate.

2 Returns are stated on a no-load basis, net of fees and expenses.

3 The group of funds included in Morningstar's category that have target maturity dates between 2015 and 2029. Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings over the past three years. If the fund is less than three years old, the category is based on the life of the fund. © 2008 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

4 The S&P Composite 1500 Index is an unmanaged, broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994. Investments cannot be made directly in an index.

5 MSCI-EAFE Index is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. MSCI-EAFE performance data is calculated in U.S. dollars and in local currency. Investments cannot be made directly in the index.

6 The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index composed of securities from the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. Investments cannot be made directly in an index. The Barclays Capital U.S. Aggregate Bond Index was formerly known as the Lehman Brothers U.S. Aggregate Bond Index.

The following discussion will focus on performance of the Funds Institutional Shares.

MARKET OVERVIEW

Domestic Equities

The credit concerns that first emerged during the summer of 2007 became increasingly severe during the 12-month period ended November 30, 2008. The Federal Reserve responded by easing monetary policy seven times by a total of 3.50% to end the period at 1.00% and instituting a number of specially-crafted lending programs to financial and non-financial institutions. Despite these actions, many venerable financial institutions either failed or needed to be rescued. By the end of September 2008, not one major independent investment bank remained, as the last two standing--Goldman Sachs and Morgan Stanley--rewrote their charters to become commercial banks. The credit freeze began taking its toll on the broader economy. Layoffs became commonplace, leading to a spike in unemployment. Consumers tightened their belts and curtailed spending.

Domestic equities, as represented by the S&P 1500 index, responded with unusual volatility and steep declines. The index lost 38.1% on a total return basis during the period, with each sector down significantly. The worst performing sectors were Financials (down 55.2%), Materials (down 45.0%) and Information Technology (down 43.3%). The best performing sector by far was Consumer Staples (down 16.5%). Next were Utilities (down 25.2%) and Energy (down 28.3%).

International Equities

Global equity markets, as represented by the MSCI-EAFE index, underperformed the United States due to investor fears that spreading recessionary forces would weaken foreign economies even more than the domestic economy. The MSCI-EAFE index lost 41.7% on a local currency basis; however, the total return for the MSCI-EAFE was even lower in U.S. dollars (down 47.8%) due to U.S. dollar strength during much of the period (based on the New York Board of Trade U.S. Dollar Index 7 ).

All major regions and countries were weak. In local currency, New Zealand (down 38.7%), Australia (down 39.2%), and Europe (down 39.6%) outperformed, while the Far East underperformed (down 46.8%).

7 Calculates the performance of the U.S. Dollar against a basket of six major currencies, including the Euro, Japanese Yen, British Pound, Canadian Dollar, Swiss Franc and Swedish Kroner.

Interest Rates

Interest rates on U.S. Government securities fell considerably over the past 12 months (shorter maturities fell most) as nervous investors dumped spread bonds in favor of Treasury securities. Spread bonds underperformed Treasury securities by an unprecedented margin over the past year. The 2-year Treasury yield fell 2.01% over the past 12 months and finished the reporting period at 0.98% while the 30-year Treasury yield fell 0.94% in the period to finish at 3.44%. The yield of the Barclays Capital Aggregate Bond Index, however, only decreased marginally over the past year.

Fund Performance

Federated Target ETF Fund 2025 (Institutional Shares at NAV) had a total return of (33.69)% for the fiscal year ended November 30, 2008. The primary influences on the returns of the fund were the diversified nature of the portfolio and the disciplined design of the fund. 8 This design specifies ranges in which management may move the allocations for equities and bonds based upon the number of years remaining until the target year of 2025. During the period, equities were permitted to range between 56.5% and 86.5% of the fund. The fund maintained an equity allocation in the upper half of that range for most of the fiscal period.

Overall asset allocation strategy detracted from performance, primarily due to the stock-versus-bond allocation during much of the year 9 Investments in commodities, an underweight in small-cap equities and an overweight in emerging markets also hurt performance. 10 Decisions which helped performance included industry group allocations (especially overweights in both Consumer Staples and Pharmaceutical and Life Sciences stocks) and an overweight in domestic equities versus foreign during much of the period. The bond side of the portfolio underperformed its benchmark by 17 basis points during the reporting period. The most significant underweight was in Treasury bonds and the most significant overweight was in mortgage-backed securities.

8 Diversification does not assure a profit nor protect against loss.

9 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

10 Small company stocks may be less liquid and subject to greater price volatility than large company stocks. International investing involves special risks including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile that the prices of securities in developed countries and currency risk and political risks are accentuated in emerging markets.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Target ETF Fund 2025 (Class A Shares) (the "Fund") from April 6, 2006 (start of performance) to November 30, 2008 compared to the Standard and Poor's Composite 1500 Index (S&P 1500), 2 the Barclays Capital U.S. Aggregate Bond Index (BCAB), 2 the Morgan Stanley Capital International--Europe, Australasia and Far East Index (MSCI-EAFE) 2 and a blended index consisting of 57.2% of the Standard and Poor's Composite 1500 Index, 14.3% of the Morgan Stanley Capital International--Europe, Australasia and Far East Index and 28.5% of the Barclays Capital U.S. Aggregate Bond Index (Blended Index). 2

Average Annual Total Returns [3] for the Period Ended 11/30/2008
1 Year	(37.52)%
Start of Performance (4/6/2006)	(10.83)%
The graphic presentation displayed here consists of a legend  at the top indicating the components of the corresponding line graph.  Federated Target ETF Fund 2025-Class A Shares (the “Fund”)  is represented  by a solid line.  The S&P 500 is represented by a dotted line.  The MSCI-EAFE is represented by a dotted and dashed line.  The Blended Index is represented by a gray line. The BCAB is represented by a dashed line.  The line graph is a visual representation of a comparison of change in value of a hyothetical $10,000 purchase in the Fund and the S&P 500, the MSCI-EAFE, the Blended Index and the BCAB.  The “y” axis reflects the cost of the investment.  The “x” axis reflects computation  periods for the Fund’s start of business, April 6, 2006 through November 30, 2008.  The right margin reflects the ending value of the hypothetical investment in the Fund compared to the S&P 500, the MSCI-EAFE, the Blended Index and the BCAB, the ending values are $6,725, $6,795, $7,377, $7,935 and $11,378, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Funds performance assumes the reinvestment of all dividends and distributions. The S&P 1500, BCAB, MSCI-EAFE and the Blended Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 1500, BCAB, MSCI-EAFE and the Blended Index are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Funds performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS K SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Target ETF Fund 2025 (Class K Shares) (the "Fund") from April 6, 2006 (start of performance) to November 30, 2008, compared to the Standard and Poor's Composite 1500 Index (S&P 1500), 2 the Barclays Capital U.S. Aggregate Bond Index (BCAB), 2 the Morgan Stanley Capital International--Europe, Australasia and Far East Index (MSCI-EAFE) 2 and a blended index consisting of 57.2% of the Standard and Poor's Composite 1500 Index, 14.3% of the Morgan Stanley Capital International--Europe, Australasia and Far East Index and 28.5% of the Barclays Capital U.S. Aggregate Bond Index (Blended Index). 2

Average Annual Total Returns for the Period Ended 11/30/2008
1 Year	(34.14)%
Start of Performance (4/6/2006)	(9.34)%
The graphic presentation displayed here consists of a legend  at the top indicating the components of the corresponding line graph.  Federated Target ETF Fund 2025-Class K Shares (the “Fund”)  is represented  by a solid line.  The S&P 500 is represented by a dotted line.  The MSCI-EAFE is represented by a dotted and dashed line.  The Blended Index is represented by a gray line. The BCAB is represented by a dashed line.  The line graph is a visual representation of a comparison of change in value of a hyothetical $10,000 purchase in the Fund and the S&P 500, the MSCI-EAFE, the Blended Index and the BCAB.  The “y” axis reflects the cost of the investment.  The “x” axis reflects computation  periods for the Fund’s start of business, April 6, 2006 through November 30, 2008.  The right margin reflects the ending value of the hypothetical investment in the Fund compared to the S&P 500, the MSCI-EAFE, the Blended Index and the BCAB, the ending values are $6,725, $6,795, $7,377, $7,935 and $11,378, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Funds performance assumes the reinvestment of all dividends and distributions. The S&P 1500, BCAB, MSCI-EAFE and the Blended Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 1500, BCAB, MSCI-EAFE and the Blended Index are not adjusted to reflect expenses, or other fees that the SEC requires to be reflected in the Funds performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

GROWTH OF A $10,000 INVESTMENT - INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Target ETF Fund 2025 (Institutional Shares) (the "Fund") from April 6, 2006 (start of performance) to November 30, 2008, compared to the Standard and Poor's Composite 1500 Index (S&P 1500), 2 the Barclays Capital U.S. Aggregate Bond Index (BCAB), 2 the Morgan Stanley Capital International--Europe, Australasia and Far East Index (MSCI-EAFE) 2 and a blended index consisting of 57.2% of the Standard and Poor's Composite 1500 Index, 14.3% of the Morgan Stanley Capital International--Europe, Australasia and Far East Index and 28.5% of the Barclays Capital U.S. Aggregate Bond Index (Blended Index). 2

Average Annual Total Returns for the Period Ended 11/30/2008
1 Year	(33.69)%
Start of Performance (4/6/2006)	(8.77)%
The graphic presentation displayed here consists of a legend  at the top indicating the components of the corresponding line graph.  Federated Target ETF Fund 2025-IS Shares (the “Fund”)  is represented  by a solid line.  The S&P 500 is represented by a dotted line.  The MSCI-EAFE is represented by a dotted and dashed line.  The Blended Index is represented by a gray line. The BCAB is represented by a dashed line.  The line graph is a visual representation of a comparison of change in value of a hyothetical $10,000 purchase in the Fund and the S&P 500, the MSCI-EAFE, the Blended Index and the BCAB.  The “y” axis reflects the cost of the investment.  The “x” axis reflects computation  periods for the Fund’s start of business, April 6, 2006 through November 30, 2008.  The right margin reflects the ending value of the hypothetical investment in the Fund compared to the S&P 500, the MSCI-EAFE, the Blended Index and the BCAB, the ending values are $6,725, $6,795, $7,709 , $7,935 and $11,378, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Funds performance assumes the reinvestment of all dividends and distributions. The S&P 1500, BCAB, MSCI-EAFE and the Blended Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 1500, BCAB, MSCI-EAFE and the Blended Index are not adjusted to reflect expenses, or other fees that the SEC requires to be reflected in the Funds performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Federated Target ETF Fund 2035

Management's Discussion of Fund Performance

The Federated Target ETF Fund 2035 Institutional Shares, Class A Shares and Class K Shares had total returns at net asset value 1 of (37.16)%, (37.28)%, and (37.59)%, respectively, for the fiscal year ended November 30, 2008. 2 That compares with an (32.30)% return for the Funds Blended Index and (40.41)% for Morningstar's Target Date 2030+ Funds Category average. The Funds Blended Index consists of 65.2% of the return of the Standard & Poor's Composite 1500 Index (S&P 1500) 3 16.3% of the return of the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI-EAFE), 4 and 18.5% of the Barclays Capital U.S. Aggregate Bond Index (BCAB). 5

1 Due to its strategy of investing in other funds (including exchange-traded funds), this fund may incur certain additional expenses and tax results that would not be present with a direct investment in the underlying funds (or exchange-traded funds).

An investment in an exchange-traded fund ("ETF") generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate.

2 Returns are stated on a no-load basis, net of fees and expenses.

3 The group of funds included in Morningstar's category that have target maturity dates of 2030 and beyond. Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings over the past three years. If the fund is less than three years old, the category is based on the life of the fund. © 2008 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

4 The S&P Composite 1500 Index is an unmanaged, broad-based capitalization-weighted index of 1500 U.S. companies and is comprised of the S&P 400, S&P 500 and the S&P 600. The index was developed with a base value of 100 as of December 30, 1994. Investments cannot be made directly in an index.

5 MSCI-EAFE Index is an unmanaged market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. MSCI-EAFE performance data is calculated in U.S. dollars and in local currency. Investments cannot be made directly in an index.

The following discussion will focus on performance of the Funds Institutional Shares.

MARKET OVERVIEW

Domestic Equities

The credit concerns that first emerged during the summer of 2007 became increasingly severe during the 12-month period ended November 30, 2008. The Federal Reserve responded by easing monetary policy seven times by a total of 3.50% to end the period at 1.00% and instituting a number of specially-crafted lending programs to financial and non-financial institutions. Despite these actions, many venerable financial institutions either failed or needed to be rescued. By the end of September 2008, not one major independent investment bank remained, as the last two standing--Goldman Sachs and Morgan Stanley--rewrote their charters to become commercial banks. The credit freeze began taking its toll on the broader economy. Layoffs became commonplace, leading to a spike in unemployment. Consumers tightened their belts and curtailed spending.

Domestic equities, as represented by the S&P 1500 index, responded with unusual volatility and steep declines. The index lost 38.1% on a total return basis during the period, with each sector down significantly. The worst performing sectors were Financials (down 55.2%), Materials (down 45.0%) and Information Technology (down 43.3%). The best performing sector by far was Consumer Staples (down 16.5%). Next were Utilities (down 25.2%) and Energy (down 28.3%).

International Equities

Global equity markets, as represented by the MSCI-EAFE index, underperformed the U.S. due to investor fears that spreading recessionary forces would weaken foreign economies even more than the domestic economy. The MSCI-EAFE index lost 41.7% on a local currency basis; however, the total return for the MSCI-EAFE was even lower in U.S. dollars (down 47.8%) due to U.S. dollar strength during much of the period (based on the New York Board of Trade U.S. Dollar Index). 7

All major regions and countries were weak. In local currency, New Zealand (down 38.7%), Australia (down 39.2%), and Europe (down 39.6%) outperformed, while the Far East underperformed (down 46.8%).

6 The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index composed of securities from the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. Investments cannot be made directly in an index. The Barclays Capital U.S. Aggregate Bond Index was formerly known as the Lehman Brothers U.S. Aggregate Bond Index.

7 Calculates the performance of the U.S. Dollar against a basket of six major currencies, including the Euro, Japanese Yen, British Pound, Canadian Dollar, Swiss Franc and Swedish Kroner.

Interest Rates

Interest rates on U.S. Government securities fell considerably over the past 12 months (shorter maturities fell most) as nervous investors dumped spread bonds in favor of Treasury securities. Spread bonds underperformed Treasury securities by an unprecedented margin over the past year. The 2-year Treasury yield fell 2.01% over the past 12 months and finished the reporting period at 0.98% while the 30-year Treasury yield fell 0.94% in the period to finish at 3.44%. The yield of the Barclays Capital U.S. Aggregate Bond Index, however, only decreased marginally over the past year.

Fund Performance

Federated Target ETF Fund 2035 (Institutional Shares at NAV) had a total return of (37.16)% for the fiscal year ended November 30, 2008. The primary influences on the returns of the fund were the diversified nature of the portfolio and the disciplined design of the fund. 8 This design specifies ranges in which management may move the allocations for equities and bonds based upon the number of years remaining until the target year of 2035. During the period, equities were permitted to range between 66.5% and 96.5% of the fund. The fund maintained an equity allocation in the upper half of that range for most of the fiscal period.

Overall asset allocation strategy detracted from performance, primarily due to the stock-versus-bond allocation during much of the year. 9 Investments in commodities, an underweight in small-cap equities and an overweight in emerging markets also hurt performance. 10 Decisions which helped performance included industry group allocations (especially overweights in both Consumer Staples and Pharmaceutical and Life Sciences stocks) and an overweight in domestic equities versus foreign during much of the period. The bond side of the portfolio underperformed its benchmark by 11 basis points during the period. The most significant underweight was in Treasury bonds and the most significant overweight was in mortgage-backed securities.

8 Diversification does not assure a profit nor protect against loss.

9 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

10 Small company stocks may be less liquid and subject to greater price volatility than large company stocks. International investing involves special risks including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards. Prices of emerging markets securities can be significantly more volatile that the prices of securities in developed countries and currency risk and political risks are accentuated in emerging markets.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Target ETF Fund 2035 (Class A Shares) (the "Fund") from April 6, 2006 (start of performance) to November 30, 2008, compared to the Standard and Poor's Composite 1500 Index (S&P 1500), 2 the Barclays Capital U.S. Aggregate Bond Index (BCAB), 2 the Morgan Stanley Capital International - Europe, Australasia and Far East Index (MSCI-EAFE) 2 and a blended index consisting of 65.2% of the Standard and Poor's Composite 1500 Index, 16.3% of the Morgan Stanley Capital International - Europe, Australasia and Far East Index and 18.5% of the Barclays Capital U.S. Aggregate Bond Index (Blended Index). 2

Average Annual Total Returns [3] for the Period Ended 11/30/2008
1 Year	(40.74)%
Start of Performance (4/6/2006)	(12.70)%
The graphic presentation displayed here consists of a legend  at the top indicating the components of the corresponding line graph.  Federated Target ETF Fund 2035-Class A Shares (the “Fund”)  is represented  by a solid line.  The S&P 500 is represented by a dotted line.  The MSCI-EAFE is represented by a dotted and dashed line.  The Blended Index is represented by a gray line. The BCAB is represented by a dashed line.  The line graph is a visual representation of a comparison of change in value of a hyothetical $10,000 purchase in the Fund and the S&P 500, the MSCI-EAFE, the Blended Index and the BCAB.  The “y” axis reflects the cost of the investment.  The “x” axis reflects computation  periods for the Fund’s start of business, April 6, 2006 through November 30, 2008.  The right margin reflects the ending value of the hypothetical investment in the Fund compared to the S&P 500, the MSCI-EAFE, the Blended Index and the BCAB, the ending values are $6,725, $6,795, $7,519, $6,974 and $11,378, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Funds performance assumes the reinvestment of all dividends and distributions. The S&P 1500, BCAB, MSCI-EAFE and the Blended Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 1500, BCAB, MSCI-EAFE and the Blended Index are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Funds performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS K SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Target ETF Fund 2035 (Class K Shares) (the "Fund") from April 6, 2006 (start of performance) to November 30, 2008, compared to the Standard and Poor's Composite 1500 Index (S&P 1500), 2 the Barclays Capital U.S. Aggregate Bond Index (BCAB), 2 the Morgan Stanley Capital International - Europe, Australasia and Far East Index (MSCI-EAFE) 2 and a blended index consisting of 65.2% of the Standard and Poor's Composite 1500 Index, 16.3% of the Morgan Stanley Capital International - Europe, Australasia and Far East Index and 18.5% of the Barclays Capital U.S. Aggregate Bond Index (Blended Index). 2

Average Annual Total Returns for the Period Ended 11/30/2008
1 Year	(37.59)%
Start of Performance (4/6/2006)	(11.35)%
The graphic presentation displayed here consists of a legend  at the top indicating the components of the corresponding line graph.  Federated Target ETF Fund 2035-Class K Shares (the “Fund”)  is represented  by a solid line.  The S&P 500 is represented by a dotted line.  The MSCI-EAFE is represented by a dotted and dashed line.  The Blended Index is represented by a gray line. The BCAB is represented by a dashed line.  The line graph is a visual representation of a comparison of change in value of a hyothetical $10,000 purchase in the Fund and the S&P 500, the MSCI-EAFE, the Blended Index and the BCAB.  The “y” axis reflects the cost of the investment.  The “x” axis reflects computation  periods for the Fund’s start of business, April 6, 2006 through November 30, 2008.  The right margin reflects the ending value of the hypothetical investment in the Fund compared to the S&P 500, the MSCI-EAFE, the Blended Index and the BCAB, the ending values are $6,725, $6,795, $7,519, $7,264 and $11,378, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Funds performance assumes the reinvestment of all dividends and distributions. The S&P 1500, BCAB, MSCI-EAFE and the Blended Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 1500, BCAB, MSCI-EAFE and the Blended Index are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Funds performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

GROWTH OF A $10,000 INVESTMENT - INSTITUTIONAL SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in Federated Target ETF Fund 2035 (Institutional Shares) (the "Fund") from April 6, 2006 (start of performance) to November 30, 2008, compared to the Standard and Poor's Composite 1500 Index (S&P 1500), 2 the Barclays Capital U.S. Aggregate Bond Index (BCAB), 2 the Morgan Stanley Capital International - Europe, Australasia and Far East Index (MSCI-EAFE) 2 and a blended index consisting of 65.2% of the Standard and Poor's Composite 1500 Index, 16.3% of the Morgan Stanley Capital International - Europe, Australasia and Far East Index and 18.5% of the Barclays Capital U.S. Aggregate Bond Index (Blended Index). 2

Average Annual Total Returns for the Period Ended 11/30/2008
1 Year	(37.16)%
Start of Performance (4/6/2006)	(10.69)%
The graphic presentation displayed here consists of a legend  at the top indicating the components of the corresponding line graph.  Federated Target ETF Fund 2035-IS Shares (the “Fund”)  is represented  by a solid line.  The S&P 500 is represented by a dotted line.  The MSCI-EAFE is represented by a dotted and dashed line.  The Blended Index is represented by a gray line. The BCAB is represented by a dashed line.  The line graph is a visual representation of a comparison of change in value of a hyothetical $10,000 purchase in the Fund and the S&P 500, the MSCI-EAFE, the Blended Index and the BCAB.  The “y” axis reflects the cost of the investment.  The “x” axis reflects computation  periods for the Fund’s start of business, April 6, 2006 through November 30, 2008.  The right margin reflects the ending value of the hypothetical investment in the Fund compared to the S&P 500, the MSCI-EAFE, the Blended Index and the BCAB, the ending values are $6,725, $6,795, $7,519, $7,409 and $11,378, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 The Funds performance assumes the reinvestment of all dividends and distributions. The S&P 1500, BCAB, MSCI-EAFE and the Blended Index have been adjusted to reflect reinvestment of dividends on securities in the indexes.

2 The S&P 1500, BCAB, MSCI-EAFE and the Blended Index are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Funds performance. The indexes are unmanaged and, unlike the Fund, are not affected by cash flows. It is not possible to invest directly in an index.

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

&ltR&gt

Federated Stock and Bond Fund

Management's Discussion of Fund Performance

For the fiscal year ended November 30, 2008, the fund's Class A Shares, Class B Shares, Class C Shares and Class K Shares produced total returns of (25.39)%, (25.97)%, (25.98)% and (25.76)%, respectively, at net asset value. That compares with a (22.16)% return for the fund's blended index and (30.64)% for Morningstar's Moderate Allocation Funds Category Average. 1 The fund's blended index is composed of 60% of the return of the Standard & Poor's 500 Index (S&P 500) 2 and 40% of the return of the Barclays Capital U.S. Aggregate Bond Index (formerly, Lehman Brothers Aggregate Bond Index) (BCAB). 3 The S&P 500 and the BCAB had total returns of (38.09)% and 1.74%, respectively. The Fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return data of the indices.

1 Morningstar category identifies funds based on their actual investment styles as measured by their underlying portfolio holdings over the past three years. If the fund is less than three years old, the category is based on the life of the fund.

© 2008 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

2 The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Total return data from FactSet.

3 The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index composed of securities from the Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indices are rebalanced monthly by market capitalization. Investments cannot be made directly in an index. Total return data is from FactSet.

The following discussion will focus on the performance of the Fund's Class A Shares.

MARKET OVERVIEW

Domestic Equities

The credit concerns that first emerged during the summer of 2007 became increasingly severe during the 12-month period ended November 30, 2008. The Federal Reserve responded by easing monetary policy seven times by a total of 3.50% to end the period at 1.00% and instituting a number of specially-crafted lending programs to financial and non-financial institutions. Despite these actions, many venerable financial institutions either failed or needed to be rescued. By the end of September 2008, not one major independent U.S. investment bank remained, as the last two standing--Goldman Sachs and Morgan Stanley--rewrote their charters to become commercial banks. The credit freeze began taking its toll on the broader economy. Mass layoffs became commonplace, leading to a spike in unemployment. Consumers tightened their belts and curtailed spending.

Domestic equities, as represented by the S&P 500, responded with unusual volatility and steep declines. The index lost (38.1%) on a total return basis during the period, with each sector down significantly. The worst performing sectors in the S&P 500 were Financials (down 57.6%), Materials (down 44.9%) and Information Technology (down 43.3%). The best performing sector by far was Consumer Staples (down 16.0%). Next were Energy (down 27.2%) and Utilities (down 27.3%).

International Equities

Most major world equity indices underperformed the United States due to investor fears that spreading recessionary forces would weaken foreign economies even more than the domestic economy. U.S. dollar strength during much of the period (based on the New York Board of Trade U.S. Dollar Index) 4 caused foreign index performance to be even weaker in domestic currency than in local currencies.

Interest Rates

Interest rates on U.S. Government securities fell considerably over the 12-month reporting period (shorter maturities fell most) as nervous investors dumped spread bonds in favor of Treasury securities. Spread bonds underperformed Treasury securities by an unprecedented margin over the past year. The two-year Treasury yield fell 2.01% and finished the reporting period at 0.98%, while the 30-year Treasury yield fell 0.94% in the period to finish at 3.44%. The yield on the BCAB, however, only decreased marginally over the past year.

FUND PERFORMANCE

Asset Allocation Strategy Performance

For the year ended November 30, 2008, overall asset allocation strategy detracted from the fund's performance, primarily due to the stock-versus-bond allocation during much of the year. However, the fund's underweight in equities during much of the September-through-November period helped performance. For the full reporting period, the fund's overweight allocation to foreign equities hurt the fund's performance, as did the overweight allocation to small-caps late in 2008, when small-cap equities began to underperform large-cap equities. Investments in commodities also detracted from performance.

4 Calculates the performance of the U.S. Dollar against a basket of six major currencies, including the Euro, Japanese Yen, British Pound, Canadian Dollar, Swiss Franc and Swedish Kroner.

Domestic Equities Performance

In the equity portion of the fund, positive stock selection and good sector allocations contributed to the fund's better-than-index performance. The fund benefited from an overweight position in Consumer Staples and an underweight position in Financials during the reporting period.

Individual stocks that were particularly helpful to performance included:

Nabors Industries, Ltd. (NBR), the world's largest land-drilling contractor, operating a fleet of over 600 land rigs and 780 land-work-over and well-servicing rigs worldwide. The stock benefited from a substantial rebound in North American land drilling rig day rates. The stock returned 21.2% during the period and was a positive contributor to fund performance.

Wal-Mart Stores Inc. (WMT), the world's largest retailer, with more than 6,300 stores, including some 1,200 discount stores, nearly 2,000 combination discount and grocery stores and 560 warehouse stores. Wal-Mart's value positioning is driving industry-leading sales, as cash-strapped consumers search for good quality at a low price. WMT's three-year effort to improve its apparel, home and electronics assortment is beginning to pay off as shoppers stop for necessities like food and household products but also purchase higher-margin discretionary items as well. The stock returned 18.7% during the holding period and contributed positively to the return of the fund relative to the S&P 500.

First Solar Inc. (FSLR), which engages in the design, manufacture and sale of solar electric power modules, a polycrystalline thin film structure that employs cadmium telluride semiconductor material to convert sunlight into electricity. The stock benefited from an increased use of solar due to worldwide renewable energy initiatives. The stock outperformed on a very strong earnings report and new solar contract wins related to its lower-cost thin film technology. First Solar returned 15.6% during the holding period and contributed positively to fund performance.

The stocks that were the largest detractors from fund performance were:

Microsoft Corp. (MSFT), which develops, manufactures, licenses and supports a range of software products for computing devices. The stock underperformed after Microsoft announced a large takeover bid for Yahoo because of the size of the deal, the premium paid and speculation that Microsoft may be forced to raise the offer. The stock lost 38.7% during the holding period and negatively contributed to fund performance.

Schlumberger Ltd. (SLB), which operates as an oilfield services company in the United States and internationally. The energy sector underperformed in the period as oil and natural gas prices fell. Oil exploration activity for next year is no longer expected to grow at what was originally anticipated; therefore 2009 EPS estimates for Schlumberger were revised downward. The stock returned (50.3)% during the holding period.

Goldman Sachs Group (GS), which provides a range of investment banking, securities and investment management services to corporations, financial institutions, governments and high net worth individuals worldwide. The stock was negatively affected by the deteriorating credit environment which hurt the investment banking and investment management business. The stock returned (66.08)% during the holding period.

Fixed-Income Performance

The bond portion of the fund underperformed its benchmark (the BCAB) considerably during the 12-month reporting period due mostly to sector management and security selection. Although our yield-curve management added to performance and our duration 5 call also had a slightly positive impact, that was not enough to offset the big drag from sector management and security selection. Our sector call hurt performance due to a considerable overweight in residential mortgage-backed securities, commercial mortgage-backed securities ("CMBS") and corporate bonds (both investment-grade and high yield corporate bonds). Currency management was a slight drag.

Security selection was a big negative for performance in the Federated Mortgage Core Portfolio and the Emerging Markets Fixed Income Core Fund, and also in CMBS. Furthermore, Regional Diversified, Washington Mutual, Lehman Bros. and Prologis detracted from performance. Offsetting some of the drag from security selection, on the positive side, were our positions in High Yield Bond Portfolio, Union Central Life Insurance, Pacific Life, Blackrock and the trading of Treasury futures positions.

5 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this Management Discussion of Fund Performance, duration is determined using a third-party analytical system.

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Stock and Bond Fund (Class A Shares) (the "Fund") from October 31, 1998 to November 30, 2008 compared to a blend of indexes comprised of 60% of the Standard and Poor's 500 Index (S&P 500) 2 and 40% of the Barclays Capital Aggregate Bond Index (BCAB) 2 (the "Blended Index"), 2 the S&P 500, the BCAB and the Lipper Balanced Funds Average (LBFA). 3

Average Annual Total Returns [4] for the Period Ended 11/30/2008
1 Year	(29.48)%
5 Years	(0.29)%
10 Years	0.92%
The graphic presentation displayed here consists of a legend  at the top indicating the components of the corresponding line graph.  Federated Stock and Bond Fund Class A Shares (the “Fund”)  is represented  by a solid line.  The Blended Index is represented by a dotted line.  The BCAB is represented by a dotted and dashed line.  The LBFA is represented by a gray line. The S&P 500 is represented by a dashed line.  The line graph is a visual representation of a comparison of change in value of a hyothetical $10,000 purchase in the Fund and the Blended Index, BCAB, LBFA and S&P 500.  The “y” axis reflects the cost of the investment.  The “x” axis reflects computation  periods for the Fund’s start of business, October 31, 2006 through November 30, 2008.  The right margin reflects the ending value of the hypothetical investment in the Fund compared to the Blended Index, BCAB, LBFA, and the S&P 500, the ending values are $9,656, $12,907, $16,820, $11,234 and $11,126, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, BCAB and LBFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The Blended Index is a custom blended index comprised of the S&P 500 (60%) and BCAB (40%). The S&P 500 and BCAB are not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 The LBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance.

4 Total returns quoted reflect all applicable sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Stock and Bond Fund (Class B Shares) (the "Fund") from October 31, 1998 to November 30, 2008 compared to a blend of indexes comprised of 60% of the Standard and Poor's 500 Index (S&P 500) 2 and 40% of the Barclays Capital Aggregate Bond Index (BCAB) 2 (the "Blended Index"), 2 the S&P 500, the BCAB and the Lipper Balanced Funds Average (LBFA). 3

Average Annual Total Returns [4] for the Period Ended 11/30/2008
1 Year	(29.58)%
5 Years	(0.25)%
10 Years	0.87%
The graphic presentation displayed here consists of a legend  at the top indicating the components of the corresponding line graph.  Federated Stock and Bond Fund Class B Shares (the “Fund”)  is represented  by a solid line.  The Blended Index is represented by a dotted line.  The BCAB is represented by a dotted and dashed line.  The LBFA is represented by a gray line. The S&P 500 is represented by a dashed line.  The line graph is a visual representation of a comparison of change in value of a hyothetical $10,000 purchase in the Fund and the Blended Index, BCAB, LBFA and S&P 500.  The “y” axis reflects the cost of the investment.  The “x” axis reflects computation  periods for the Fund’s start of business, October 31, 2006 through November 30, 2008.  The right margin reflects the ending value of the hypothetical investment in the Fund compared to the Blended Index, BCAB, LBFA, and the S&P 500, the ending values are $9,656, $12,907, $16,820, $11,385 and $11,126, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption of shares held up to one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, BCAB and LBFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The Blended Index is a custom blended index comprised of the S&P 500 (60%) and BCAB (40%). The S&P 500 and BCAB are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 The LBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance.

4 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Stock and Bond Fund (Class C Shares) (the "Fund") from October 31, 1998 to November 30, 2008 compared to a blend of indexes comprised of 60% of the Standard and Poor's 500 Index (S&P 500) 2 and 40% of the Barclays Capital Aggregate Bond Index (BCAB) 2 (the "Blended Index"), 2 the S&P 500, the BCAB and the Lipper Balanced Funds Average (LBFA). 3

Average Annual Total Returns [4] for the Period Ended 11/30/2008
1 Year	(26.64)%
5 Years	0.08%
10 Years	0.73%
The graphic presentation displayed here consists of a legend  at the top indicating the components of the corresponding line graph.  Federated Stock and Bond Fund Class C Shares (the “Fund”)  is represented  by a solid line.  The Blended Index is represented by a dotted line.  The BCAB is represented by a dotted and dashed line.  The LBFA is represented by a gray line. The S&P 500 is represented by a dashed line.  The line graph is a visual representation of a comparison of change in value of a hyothetical $10,000 purchase in the Fund and the Blended Index, BCAB, LBFA and S&P 500.  The “y” axis reflects the cost of the investment.  The “x” axis reflects computation  periods for the Fund’s start of business, October 31, 2006 through November 30, 2008.  The right margin reflects the ending value of the hypothetical investment in the Fund compared to the Blended Index, BCAB, LBFA, and the S&P 500, the ending values are $9,656, $12,907, $16,820, $11,015 and $11,126, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 1.00%, as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, BCAB and the LBFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The Blended Index is a custom blended index comprised of the S&P 500 (60%) and BCAB (40%). The S&P 500 and BCAB are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 The LBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance.

4 Total returns quoted reflect all applicable contingent deferred sales charges.

GROWTH OF A $10,000 INVESTMENT - CLASS K SHARES

The Fund's Class K Shares commenced operations on April 8, 2003. The Fund offers three other classes of shares, Class A Shares, Class B Shares and Class C Shares. For the period prior to the commencement of operations of the Class K Shares, the performance information shown is for the Fund's Class A Shares, adjusted to reflect the expenses of Class K Shares. The graph below illustrates the hypothetical investment of $10,000 1 in the Federated Stock and Bond Fund (Class K Shares) (the "Fund") from October 31, 1998 to November 30, 2008 compared to a blend of indexes compromised of 60% of the Standard and Poor's 500 Index (S&P 500) 2 and 40% of the Barclays Capital Aggregate Bond Index (BCAB) 2 (the "Blended Index"), 2 the S&P 500, the BCAB and the Lipper Balanced Funds Average (LBFA). 3

Average Annual Total Returns for the Period Ended 11/30/2008
1 Year	(25.76)%
5 Years	0.42%
10 Years	1.04%
The graphic presentation displayed here consists of a legend  at the top indicating the components of the corresponding line graph.  Federated Stock and Bond Fund Class K Shares (the “Fund”)  is represented  by a solid line.  The Blended Index is represented by a dotted line.  The BCAB is represented by a dotted and dashed line.  The LBFA is represented by a gray line. The S&P 500 is represented by a dashed line.  The line graph is a visual representation of a comparison of change in value of a hyothetical $10,000 purchase in the Fund and the Blended Index, BCAB, LBFA and S&P 500.  The “y” axis reflects the cost of the investment.  The “x” axis reflects computation  periods for the Fund’s start of business, October 31, 2006 through November 30, 2008.  The right margin reflects the ending value of the hypothetical investment in the Fund compared to the Blended Index, BCAB, LBFA, and the S&P 500, the ending values are $9,656, $12,907, $16,820, $11,366 and $11,126, respectively.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

1 Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, BCAB and LBFA have been adjusted to reflect reinvestment of dividends on securities in the indexes and the average.

2 The Blended Index is a custom blended index comprised of the S&P 500 (60%) and BCAB (40%). The S&P 500 and BCAB are not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, are not affected by cashflows. It is not possible to invest directly in an index.

3 The LBFA represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in the Fund's performance.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

&lt/R&gt

STATEMENT OF ADDITIONAL INFORMATION

April 27, 2009

Acquisition of the assets of

FEDERATED TARGET ETF FUND 2015
FEDERATED TARGET ETF FUND 2025
FEDERATED TARGET ETF FUND 2035
portfolios of Federated Managed Allocation Portfolios

Federated Investors Funds
4000 Ericsson Drive,
Warrendale, Pennsylvania, 15086-7561
Telephone No:  1-800-341-7400

By and in exchange for Class A Shares, Class K Shares and Institutional Shares of

FEDERATED STOCK AND BOND FUND
a portfolio of Federated Stock and Bond Fund

Federated Investors Funds
4000 Ericsson Drive,
Warrendale, Pennsylvania, 15086-7561
Telephone No:  1-800-341-7400

&ltR&gt
This Statement of Additional Information dated April 27, 2009, is not a prospectus.  A Prospectus/Proxy Statement dated April 27, 2009, related to the above-referenced matter may be obtained from Federated Stock and Bond Fund, on behalf of Federated Stock and Bond Fund, by writing or calling the Federated Funds at the address and telephone number shown above.  This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.
&lt/R&gt

TABLE OF CONTENTS
&ltR&gt

1.
Statement of Additional Information of Federated Target ETF Fund 2015, Federated Target ETF Fund 2025 and Federated Target ETF Fund 2035 (collectively, the “Federated Target ETF Funds”), portfolios of Federated Managed Allocation Portfolios, dated January 31, 2009.

2.	Statement of Additional Information of Federated Stock and Bond Fund, dated April 7, 2009.

3.	Audited Financial Statements of Federated Target ETF Funds, portfolios of Federated Managed Allocation Portfolios, dated November 30, 2008.

4.	Audited Financial Statements of Federated Stock and Bond Fund, a portfolio of Federated Stock and Bond Fund, dated November 30, 2008.

5.	Unaudited Financial Statements of Federated Target ETF Funds, portfolios of Federated Managed Allocation Portfolios, dated May 31, 2008.

6.	Unaudited Financial Statements of Federated Stock and Bond Fund, a portfolio of Federated Stock and Bond Fund, dated May 31, 2008.

&lt/R&gt

INFORMATION INCORPORATED BY REFERENCE
&ltR&gt
The Statement of Additional Information of Federated Target ETF Funds (the “ETF Funds”), portfolios of Federated Managed Allocation Portfolios, dated January 31, 2009, is incorporated by reference to Federated Managed Allocation Portfolios, Post-Effective Amendment No. 31 to its Registration Statement on Form N-1A (File No. 811-51247), which was filed with the Securities and Exchange Commission on or about January 29, 2009.  A copy may be obtained from Federated Managed Allocation Portfolios by calling 1-800-341-7400.

The Statement of Additional Information of Federated Stock and Bond Fund (the “Stock and Bond Fund”), a portfolio of Federated Stock and Bond Fund, dated April 7, 2009, is incorporated by reference to the Federated Stock and Bond Fund Post-Effective Amendment No. 120 to its Registration Statement on Form N-1A (File No. 811-1), which was filed with the Securities and Exchange Commission on or about April 7, 2009.  A copy may be obtained by calling 1-800-341-7400.

The audited financial statements of the Federated Target ETF Funds,  portfolios of Federated Managed Allocation Portfolios, dated November 30, 2008, are incorporated by reference to the Annual Report to shareholders of Federated Target ETF Funds which was filed with the Securities and Exchange Commission pursuant to Section N-CSR of the Investment Company Act of 1940, as amended, on or about January 28, 2009.

The audited financial statements of the Federated Stock and Bond Fund, a portfolio of Federated Stock and Bond Fund, are incorporated by reference to the Annual Report to shareholders of the Federated Stock and Bond Fund which was filed with the Securities and Exchange Commission pursuant to Section N-CSR of the Investment Company Act of 1940, as amended, on or about January 29, 2009.

The unaudited financial statements of the Federated Target ETF Funds, portfolios of Federated Managed Allocation Portfolios dated May 31, 2008, are incorporated by reference to the Semi- Annual Report to shareholders of Federated Target ETF Funds which was filed with the Securities and Exchange Commission pursuant to Section N-CSR of the Investment Company Act of 1940, as amended, on or about July 30, 2008.

The unaudited financial statements of the Federated Stock and Bond Fund, a portfolio of Federated Stock and Bond Fund dated May 31, 2008, are incorporated by reference to the Semi- Annual Report to shareholders of Federated Stock and Bond Fund which was filed with the Securities and Exchange Commission pursuant to Section N-CSR of the Investment Company Act of 1940, as amended, on or about July 31, 2008.
&lt/R&gt

PRO FORMA FINANCIAL STATEMENTS FOR THE PERIOD ENDED NOVEMBER 30, 2008 (UNAUDITED)

INTRODUCTION

&ltR&gt
The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of Federated Target ETF Fund 2015 (FT2015), Federated Target ETF Fund 2025 (FT2025), Federated Target ETF Fund 2035 (FT2035) (each an “ETF Fund” and collectively, the “ETF Funds”) and Federated Stock and Bond Fund (SBF), for the period ended November 30, 2008. For the purposes of these Pro Forma Financial Statements, the financial information covers the periods from December 1, 2007 to November 30, 2008.  These statements have been derived from the books and records utilized in calculating daily net asset values at November 30, 2008.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Class A Shares, Class K Shares and Institutional Shares of each of the ETF Funds for Class A Shares, Class K Shares and Institutional Shares of SBF.  Under generally accepted accounting principles, SBF will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.  The Pro Forma Financial Statements represent the business combination of all three ETF Funds into SBF.  Individually, the net assets of each ETF are less than 10% of the net assets of SBF.

The Pro Forma Financial Statements have been adjusted to reflect the anticipated advisory fee arrangement for the surviving entity.  Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity.  Other costs which may change as a result of the reorganization are currently undeterminable.
&lt/R&gt

Federated Target ETF Fund 2015
Federated Target ETF Fund 2025
Federated Target ETF Fund 2035
Federated Stock and Bond Fund
Pro Forma Combining Portfolio of Investments
November 30, 2008 (unaudited)

Federated	Federated	Federated	Federated			Federated	Federated	Federated	Federated
Target ETF	Target ETF	Target ETF	Stock and			Target ETF	Target ETF	Target ETF	Stock and
Fund	Fund	Fund	Bond	Pro Forma		Fund	Fund	Fund	Bond	Pro Forma
2015	2025	2035	Fund	Combined		2015	2025	2035	Fund	Combined

Shares or Principal Amount					Description	Value
COMMON STOCKS – 42.4%
Consumer Discretionary – 2.8%
0	0	0	50,000	50,000	Lowe's Cos., Inc.	$0	$0	$0	$1,033,000	$1,033,000
0	0	0	99,500	99,500	Mattel, Inc.	0	0	0	1,360,165	1,360,165
0	0	0	58,150	58,150	McDonald's Corp.	0	0	0	3,416,313	3,416,313
					TOTAL	0	0	0	5,809,478	5,809,478
Consumer Staples - 7.9%
0	0	0	20,800	20,800	Kellogg Co.	0	0	0	903,344	903,344
0	0	0	17,200	17,200	Kimberly-Clark Corp.	0	0	0	993,988	993,988
0	0	0	125,800	125,800	Kroger Co.	0	0	0	3,479,628	3,479,628
0	0	0	24,000	24,000	Molson Coors Brewing Co., Class B	0	0	0	1,067,280	1,067,280
0	0	0	82,066	82,066	Nestle SA	0	0	0	2,968,905	2,968,905
0	0	0	34,100	34,100	Proctor & Gamble Co.	0	0	0	2,194,335	2,194,335
0	0	0	59,676	59,676	Unilever N.V., ADR	0	0	0	1,394,628	1,394,628
0	0	0	66,600	66,600	Wal-Mart Stores, Inc.	0	0	0	3,721,608	3,721,608
					TOTAL	0	0	0	16,723,716	16,723,716
Energy - 6.0%
0	0	0	15,400	15,400	Apache Corp.	0	0	0	1,190,420	1,190,420
0	0	0	33,900	33,900	Chevron Corp.	0	0	0	2,678,439	2,678,439
0	0	0	18,400	18,400	ConcocoPhillips	0	0	0	966,368	966,368
0	0	0	16,200	16,200	Devon Energy Corp.	0	0	0	1,171,908	1,171,908
0	0	0	36,800	36,800	Exxon Mobil Corp.	0	0	0	2,949,520	2,949,520
0	0	0	22	22	(1) NRG Energy Inc.	0	0	0	521	521
0	0	0	52,800	52,800	(1) Petroleo Brasilerio SA, ADR	0	0	0	1,105,632	1,105,632
0	0	0	66,000	66,000	(1) Weatherford International, Inc.	0	0	0	842,820	842,820
0	0	0	47,125	47,125	XTO Energy, Inc.	0	0	0	1,802,060	1,802,060
					TOTAL	0	0	0	12,707,688	12,707,688
Financials - 4.2%
0	0	0	16,700	16,700	Franklin Resources, Inc.	0	0	0	1,014,525	1,014,525
0	0	0	8,700	8,700	Goldman Sachs Group, Inc.	0	0	0	687,213	687,213
0	0	0	142,600	142,600	Huntington Bancshares, Inc.	0	0	0	1,140,800	1,140,800
0	0	0	77,800	77,800	JPMorgan Chase & Co.	0	0	0	2,463,148	2,463,148
0	0	0	46,000	46,000	Morgan Stanley	0	0	0	678,500	678,500
0	0	0	29,548	29,548	PNC Financial Services Group	0	0	0	1,559,248	1,559,248
0	0	0	43,500	43,500	Wells Fargo & Co.	0	0	0	1,256,715	1,256,715
					TOTAL	0	0	0	8,800,149	8,800,149
Health Care - 7.8%
0	0	0	20,600	20,600	Abbott Laboratories	0	0	0	1,079,234	1,079,234
0	0	0	12,700	12,700	(1) Amgen, Inc.	0	0	0	705,358	705,358
0	0	0	17,500	17,500	(1) Barr Laboratories, Inc.	0	0	0	1,144,325	1,144,325
0	0	0	41,000	41,000	Baxter International, Inc.	0	0	0	2,168,900	2,168,900
0	0	0	22,300	22,300	Becton, Dickinson & Co.	0	0	0	1,416,719	1,416,719
0	0	0	48,200	48,200	Bristol-Myers Squibb Co.	0	0	0	997,740	997,740
0	0	0	18,300	18,300	(1) Cephalon, Inc.	0	0	0	1,344,684	1,344,684
0	0	0	27,800	27,800	(1) Genentech, Inc.	0	0	0	2,129,480	2,129,480
0	0	0	25,700	25,700	Johnson & Johnson	0	0	0	1,505,506	1,505,506
0	0	0	46,900	46,900	Medtronic, Inc.	0	0	0	1,431,388	1,431,388
0	0	0	30,600	30,600	Shire PLC, ADR	0	0	0	1,254,600	1,254,600
0	0	0	36,500	36,500	Wyeth	0	0	0	1,314,365	1,314,365
					TOTAL	0	0	0	16,492,299	16,492,299
Industrials - 5.4%
251	475	391	5,836	6,953	Avery Dennison Corp.	7,806	14,773	12,160	181,500	216,239
283	566	485	7,098	8,432	Cintas Corp.	6,798	13,595	11,650	170,494	202,537
468	1,236	761	11,527	13,992	Donnelley (R.R.) & Sons Co.	5,972	15,771	9,711	147,084	178,538
292	547	438	6,842	8,119	Equifax, Inc.	7,432	13,921	11,147	174,129	206,629
0	0	0	30,200	30,200	(1) Foster Wheeler Ltd.	0	0	0	672,252	672,252
0	0	0	140,463	140,463	General Electric Co.	0	0	0	2,411,750	2,411,750
0	0	0	28,400	28,400	Lockheed Martin Corp.	0	0	0	2,189,924	2,189,924
0	0	0	41,800	41,800	Norfolk Southern Corp.	0	0	0	2,067,846	2,067,846
468	936	741	11,384	13,529	Pitney Bowes, Inc.	11,564	23,129	18,310	281,298	334,301
0	0	0	17,800	17,800	United Parcel Services, Inc.	0	0	0	1,025,280	1,025,280
0	0	0	17,800	17,800	United Technologies Corp.	0	0	0	863,834	863,834
1,369	2,475	2,081	25,718	31,643	Waste Management, Inc.	39,975	72,270	60,765	750,966	923,976
					TOTAL	79,547	153,459	123,743	10,936,357	11,293,106
Information Technology - 5.0%
0	0	0	28,300	28,300	(1) Adobe Systems, Inc.	0	0	0	655,428	655,428
58	97	76	0	231	(1) Affiliated Computer Services, Inc., Class A	2,346	3,924	3,074	0	9,344
0	0	0	11,000	11,000	(1) Apple, Inc.	0	0	0	1,019,370	1,019,370
0	0	0	67,000	67,000	(1) Cisco Systems, Inc.	0	0	0	1,108,180	1,108,180
100	233	164	0	497	(1) Cognizant Technology Solutions Corp.	1,920	4,474	3,149	0	9,543
164	364	264	0	792	(1) eBay, Inc.	2,153	4,779	3,466	0	10,398
0	0	0	113,100	113,100	(1) EMC Corp. Mass	0	0	0	1,195,467	1,195,467
87	161	126	0	374	(1) Google, Inc.	25,488	47,167	36,913	0	109,568
0	0	0	22,300	22,300	Hewlett-Packard Co.	0	0	0	786,744	786,744
0	0	0	18,300	18,300	International Business Machines Corp.	0	0	0	1,493,280	1,493,280
0	0	0	91,600	91,600	Microsoft Corp.	0	0	0	1,852,152	1,852,152
298	596	447	7,213	8,554	(1) Monster Worldwide, Inc.	3,418	6,836	5,127	82,733	98,114
0	0	0	74,500	74,500	(1) Oracle Corp.	0	0	0	1,198,705	1,198,705
0	0	0	32,600	32,600	Qualcomm, Inc.	0	0	0	1,094,382	1,094,382
					TOTAL	35,325	67,180	51,729	10,486,441	10,640,675

Materials - 1.9%
0	0	0	48,800	48,800	Barrick Gold Corp.	0	0	0	1,437,648	1,437,648
0	0	0	11,200	11,200	Monsanto Co.	0	0	0	887,040	887,040
0	0	0	48,900	48,900	Newmont Mining Corp.	0	0	0	1,645,485	1,645,485
					TOTAL	0	0	0	3,970,173	3,970,173

Utilities - 1.4%
0	0	0	17,100	17,100	FirstEnergy Corp.	0	0	0	1,001,718	1,001,718
0	0	0	13,200	13,200	Progress Energy, Inc.	0	0	0	523,908	523,908
0	0	0	37,200	37,200	Southern Co.	0	0	0	1,351,104	1,351,104
					TOTAL	0	0	0	2,876,730	2,876,730
					TOTAL COMMON STOCKS (Identified Cost $94,461,064)	114,872	220,639	175,472	88,803,031	89,314,014
ASSET-BACKED SECURITIES – 1.4%
$0	$0	$0	$43,488	$43,488	(2)(3) 125 Home Loan Owner Trust 1998-1A B1, 9.76%, 2/15/2029	0	0	0	32,616	32,616
0	0	0	800,000	800,000	Banc of America Commercial Mortgage, Inc. 2007-1 A2, 5.381%, 1/15/2049	0	0	0	587,456	587,456
0	0	0	250,000	250,000	Banc of America Commercial Mortgage, Inc. 2007-4 A4, 5.74%, 2/10/2051	0	0	0	155,399	155,399
0	0	0	1,501	1,501	Chase Funding Mortgage Loan Asset-Backed Certificates 2003-6 1A3, 3.34%, 5/25/2026	0	0	0	1,488	1,488
0	0	0	800,000	800,000	Citigroup/Deutsche Bank Commercial Mortgage 2007-CD5, Series 2007-CD5, 5.886%, 11/15/2044	0	0	0	496,970	496,970
0	0	0	900,000	900,000	Credit Suisse Mortgage Capital Certificate 2006-C4 AAB, 5.439%, 9/15/2039	0	0	0	675,867	675,867
0	0	0	350,000	350,000	LB-UBS Commercial Mortgage Trust 2008-C1 A2, 6.317%, 4/15/2041	0	0	0	222,159	222,159
0	0	0	400,000	400,000	Merrill Lynch/Countrywide Commercial Mortgage 2007-6, Series 2007-6, 5.331%, 03/12/2051	0	0	0	289,926	289,926
0	0	0	400,000	400,000	Merrill Lynch/Countrywide Commercial Mortgage 2007-6, Series 2007-6, 5.485%, 03/12/2051	0	0	0	244,903	244,903
0	0	0	100,000	100,000	Merrill Lynch Mortgage Trust 2008-C1, Series 2008-C1, 6.266%, 02/12/2051	0	0	0	35,007	35,007
0	0	0	315,000	315,000	Morgan Stanley Capital I 2006-IQ12 A4, 5.332%, 12/15/2043	0	0	0	197,895	197,895
					TOTAL ASSET-BACKED SECURITIES (Identified Cost $4,376,433)	0	0	0	2,939,686	2,939,686
COLLATERALIZED MORTGAGE OBLIGATIONS – 0.6%
0	0	0	550,000	550,000	CS First Boston Mortgage Securities Corp. 2005-C6 A2FX, 5.207%, 12/15/2040	0	0	0	472,537	472,537
0	0	0	800,000	800,000	Citigroup/Deutsche Bank Commercial Mortgage 2007-CD4 A3, 5.293%, 12/11/2049	0	0	0	486,462	486,462
0	0	0	250,000	250,000	JP Morgan Chase Commercial Mortgage Securities 2007-CB19 A2, 5.815%, 2/12/2049	0	0	0	180,020	180,020
0	0	0	6,284	6,284	(2)(3) SMFC Trust Asset-Backed Certificates, 1997-A B1-4, 7.549% 1/28/2027	0	0	0	4,084	4,084
0	0	0	300,799	300,799	Wells Fargo Mortgage Backed Securities Trust 2003-18, Series 2003-18, Class A1, 5.50%, 12/25/2033	0	0	0	226,763	226,763
					TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Identified Cost $1,924,538)	0	0	0	1,369,866	1,369,866
CORPORATE BONDS – 6.7%
Basic Industry - Chemicals - 0.1%
0	0	0	40,000	40,000	Du Pont (E.I.) de Nemours & Co., 5.000%, 01/15/2013	0	0	0	39,797	39,797
0	0	0	100,000	100,000	Praxair, Inc., 4.625%, 03/30/2015	0	0	0	92,354	92,354
0	0	0	50,000	50,000	RPM International, Inc., 6.50%, 02/15/2018	0	0	0	45,674	45,674
0	0	0	35,000	35,000	Rohm & Haas Co., 6.00%, 09/15/2017	0	0	0	30,717	30,717
					TOTAL	0	0	0	208,542	208,542
Basic Industry - Metals & Mining - 0.2%
0	0	0	80,000	80,000	Alcan, Inc., 5.00%, 06/01/2015	0	0	0	66,090	66,090
0	0	0	70,000	70,000	Alcoa, Inc., Note, 5.55%, 02/01/2017	0	0	0	51,454	51,454
0	0	0	50,000	50,000	BHP Finance (USA), Inc., 5.00%, 12/15/2010	0	0	0	48,237	48,237
0	0	0	120,000	120,000	Newmont Mining Corp., Company Guarantee, 5.875%, 04/01/2035	0	0	0	85,069	85,069
0	0	0	100,000	100,000	(2)(3) Xstrata Finance Canada Ltd., Unsecd. Note, 5.50%, 11/16/2011	0	0	0	95,320	95,320
					TOTAL	0	0	0	346,170	346,170
Basic Industry - Paper - 0.1%
0	0	0	200,000	200,000	Louisiana-Pacific Corp., 8.875%, 08/15/2010	0	0	0	154,423	154,423
0	0	0	150,000	150,000	Pope & Talbot, Inc., 8.375%, 6/1/2013	0	0	0	2,250	2,250
0	0	0	100,000	100,000	Weyerhaeuser Co., Deb., 7.375%, 03/15/2032	0	0	0	68,285	68,285
					TOTAL	0	0	0	224,958	224,958
Capital Goods - Aerospace & Defense - 0.0%
0	0	0	50,000	50,000	(2)(3) BAE Systems Holdings, Inc., 5.20%, 08/15/2015	0	0	0	45,751	45,751
0	0	0	25,000	25,000	Lockheed Martin Corp., Sr. Note, 4.121%, 03/14/2013	0	0	0	24,089	24,089
					TOTAL	0	0	0	69,840	69,840
Capital Goods - Diversified Manufacturing - 0.2%
0	0	0	20,000	20,000	Dover Corp., Note, 5.45%, 03/15/2018	0	0	0	19,763	19,763
0	0	0	250,000	250,000	General Electric Co., Note, 5.00%, 02/01/2013	0	0	0	245,056	245,056
0	0	0	140,000	140,000	(2)(3) Hutchison Whampoa Ltd., 6.50%, 02/13/2013	0	0	0	133,598	133,598
0	0	0	90,000	90,000	(2)(3) Textron Financial Corp., Jr. Sub. Note, 6.00%, 02/15/2067	0	0	0	18,045	18,045
					TOTAL	0	0	0	416,462	416,462
Capital Goods - Packaging - 0.0%
0	0	0	40,000	40,000	Pactiv Corp., 6.40%, 1/15/2018	0	0	0	33,214	33,214
Communications - Media & Cable - 0.2%
0	0	0	75,000	75,000	Comcast Cable Communications Holdings, Company Guarantee, 8.375%, 03/15/2013	0	0	0	75,088	75,088
0	0	0	100,000	100,000	Comcast Corp., 7.05%, 03/15/2033	0	0	0	84,142	84,142
0	0	0	100,000	100,000	Comcast Corp., Company Guarantee, 6.50%, 01/15/2017	0	0	0	89,460	89,460
0	0	0	110,000	110,000	Cox Communications, Inc., Unsecd. Note, 4.625%, 01/15/2010	0	0	0	103,276	103,276
0	0	0	50,000	50,000	Time Warner Cable, Inc., Sr. Unsecd. Note, 5.850%, 05/01/2017	0	0	0	42,391	42,391
					TOTAL	0	0	0	394,357	394,357
Communications - Telecom Wireless - 0.2%
0	0	0	130,000	130,000	AT&T Wireless Services, Inc., 8.75%, 03/01/2031	0	0	0	124,826	124,826
0	0	0	75,000	75,000	AT&T Wireless Services, Inc., Sr. Note, 7.875%, 03/01/2011	0	0	0	76,340	76,340
0	0	0	90,000	90,000	America Movil S.A.B. de C.V., Note, 5.750%, 01/15/2015	0	0	0	79,106	79,106
0	0	0	20,000	20,000	Vodafone Group PLC, 5.350%, 02/27/2012	0	0	0	19,429	19,429
0	0	0	90,000	90,000	Vodafone Group PLC, Note, 5.625%, 02/27/2017	0	0	0	77,550	77,550
					TOTAL	0	0	0	377,251	377,251
Communications - Telecom Wirelines - 0.1%
0	0	0	30,000	30,000	Embarq Corp., 6.738%, 06/01/2013	0	0	0	23,722	23,722
0	0	0	40,000	40,000	Telefonica SA, Company Guarantee, 7.045%, 06/20/2036	0	0	0	33,424	33,424
0	0	0	100,000	100,000	Telefonica SA, Sr. Note, 5.855%, 02/04/2013	0	0	0	93,363	93,363
0	0	0	40,000	40,000	Verizon Communications, Inc., 6.100%, 04/15/2018	0	0	0	34,948	34,948
					TOTAL	0	0	0	185,457	185,457
Consumer Cyclical - Automotive - 0.1%
0	0	0	70,000	70,000	DaimlerChrysler North America Holding Corp., 6.50%, 11/15/2013	0	0	0	52,570	52,570
0	0	0	100,000	100,000	DaimlerChrysler North America Holding Corp., Note, 4.875%, 06/15/2010	0	0	0	87,050	87,050
					TOTAL	0	0	0	139,620	139,620
Consumer Cyclical - Entertainment - 0.1%
0	0	0	80,000	80,000	International Speedway Corp., 5.40%, 04/15/2014	0	0	0	68,365	68,365
0	0	0	20,000	20,000	International Speedway Corp., 4.20%, 04/15/2009	0	0	0	19,668	19,668
0	0	0	75,000	75,000	Time Warner, Inc., 5.50%, 11/15/2011	0	0	0	66,913	66,913
0	0	0	100,000	100,000	Walt Disney Co., Note, 5.70%, 07/15/2011	0	0	0	102,831	102,831
					TOTAL	0	0	0	257,777	257,777
Consumer Cyclical - Lodging - 0.0%
0	0	0	50,000	50,000	Wyndham Worldwide Corp., Sr. Unsecd. Note, 6.00%, 12/01/2016	0	0	0	35,038	35,038

Consumer Cyclical - Retailers - 0.2%
0	0	0	201,729	201,729	(2)(3) CVS Caremark Corp., Pass Thru Cert., 5.298%, 01/11/2027	0	0	0	135,993	135,993
0	0	0	60,000	60,000	Costco Wholesale Corp., 5.30%, 03/15/2012	0	0	0	61,930	61,930
0	0	0	20,000	20,000	JC Penney Corp., Inc., Sr. Unsecd. Note, 5.750%, 02/15/2018	0	0	0	13,671	13,671
0	0	0	70,000	70,000	Target Corp., Note, 5.875%, 07/15/2016	0	0	0	61,955	61,955
0	0	0	40,000	40,000	Wal-Mart Stores, Inc., 6.200%, 04/15/2038	0	0	0	38,560	38,560
					TOTAL	0	0	0	312,109	312,109
Consumer Non-Cyclical - Food/Beverage - 0.1%
0	0	0	70,000	70,000	Bottling Group LLC, Note, 5.50%, 4/01/2016	0	0	0	66,892	66,892
0	0	0	60,000	60,000	General Mills, Inc., Note, 5.70%, 02/15/2017	0	0	0	55,394	55,394
0	0	0	125,000	125,000	Kraft Foods, Inc., Note, 5.25%, 10/01/2013	0	0	0	118,656	118,656
0	0	0	50,000	50,000	PepsiCo, Inc., 4.65%, 02/15/2013	0	0	0	50,686	50,686
					TOTAL	0	0	0	291,628	291,628
Consumer Non-Cyclical - Health Care - 0.1%
0	0	0	60,000	60,000	Medtronic, Inc., Note, Series B, 4.375%, 09/15/2010	0	0	0	59,121	59,121
0	0	0	75,000	75,000	Quest Diagnostics, Inc., Sr. Unsecd. Note, 6.400%, 07/01/2017	0	0	0	65,911	65,911
0	0	0	50,000	50,000	UnitedHealth Group, Inc., Bond, 6.00%, 02/15/2018	0	0	0	42,387	42,387
					TOTAL	0	0	0	167,419	167,419
Consumer Non-Cyclical - Pharmaceuticals - 0.1%
0	0	0	40,000	40,000	Abbott Laboratories, 5.15%, 11/30/2012	0	0	0	41,700	41,700
0	0	0	100,000	100,000	Genentech, Inc., Note, 4.75%, 07/15/2015	0	0	0	93,175	93,175
					TOTAL	0	0	0	134,875	134,875
Consumer Non-Cyclical - Products - 0.0%
0	0	0	45,000	45,000	Philips Electronics NV, 5.75%, 03/11/2018	0	0	0	39,136	39,136
Consumer Non-Cyclical - Supermarkets - 0.0%
0	0	0	25,000	25,000	Kroger Co., Bond, 6.90%, 04/15/2038	0	0	0	22,352	22,352
0	0	0	50,000	50,000	Sysco Corp., Sr. Unsecd. Note, 4.20%, 02/12/2013	0	0	0	49,061	49,061
					TOTAL	0	0	0	71,413	71,413
Diversified Financial Services - 1.2%
0	0	0	1,800,000	1,800,000	Bank of America Corp., Jr. Sub. Note, Series K, 8.00%, 12/29/2049	0	0	0	1,284,894	1,284,894
0	0	0	2,200,000	2,200,000	Citigroup, Inc., Jr. Sub. Note, Series E, 8.40%, 04/29/2049	0	0	0	1,306,426	1,306,426
					TOTAL	0	0	0	2,591,320	2,591,320
Energy - Independent - 0.1%
0	0	0	120,000	120,000	Anadarko Petroleum Corp., Sr. Unsecd. Note, 5.95%, 09/15/2016	0	0	0	105,266	105,266
0	0	0	120,000	120,000	Canadian Natural Resources Ltd., 4.90%, 12/01/2014	0	0	0	103,621	103,621
0	0	0	25,000	25,000	Pemex Project Funding Master, 5.75%, 12/15/2015	0	0	0	21,541	21,541
0	0	0	37,620	37,620	(2)(3) Ras Laffan Liquified Natural Gas, 3.437%, 09/15/2009	0	0	0	36,150	36,150
0	0	0	20,000	20,000	XTO Energy, Inc., 6.75%, 08/01/2037	0	0	0	16,784	16,784
0	0	0	25,000	25,000	XTO Energy, Inc., Sr. Unsecd. Note, 6.25%, 08/01/2017	0	0	0	22,660	22,660
					TOTAL	0	0	0	306,022	306,022
Energy - Integrated - 0.2%
0	0	0	60,000	60,000	Conoco, Inc., Sr. Note, 6.95%, 04/15/2029	0	0	0	57,024	57,024
0	0	0	100,000	100,000	ConocoPhillips Australia Funding Co., 5.50%, 04/15/2013	0	0	0	100,423	100,423
0	0	0	35,000	35,000	Petro-Canada, Deb., 7.00%, 11/15/2028	0	0	0	27,581	27,581
0	0	0	55,558	55,558	(2)(3) Qatar Petroleum, 5.579%, 05/30/2011	0	0	0	56,385	56,385
0	0	0	100,000	100,000	(2)(3) StatoilHydro ASA, 5.125%, 04/30/2014	0	0	0	101,282	101,282
					TOTAL	0	0	0	342,695	342,695
Energy - Oil Field Services - 0.1%
0	0	0	70,000	70,000	Enbridge, Inc., Sr. Note, 5.60%, 04/01/2017	0	0	0	56,634	56,634
0	0	0	50,000	50,000	Noble Drilling Corp., Sr. Note, 7.50%, 3/15/2019	0	0	0	51,567	51,567
0	0	0	25,000	25,000	Weatherford International Ltd., 6.00%, 03/15/2018	0	0	0	21,099	21,099
0	0	0	20,000	20,000	Weatherford International Ltd., 7.00%, 03/15/2038	0	0	0	15,707	15,707
					TOTAL	0	0	0	145,007	145,007
Financial Institution - Banking - 0.9%
0	0	0	100,000	100,000	Bank of America Corp., Sub. Note, 7.40%, 1/15/2011	0	0	0	101,015	101,015
0	0	0	100,000	100,000	(2)(3) Barclays Bank PLC, 5.926%, 12/31/2049	0	0	0	60,688	60,688
0	0	0	120,000	120,000	Capital One Capital IV, 6.745%, 02/17/2037	0	0	0	53,111	53,111
0	0	0	80,000	80,000	Citigroup, Inc., Note, 5.125%, 05/05/2014	0	0	0	70,696	70,696
0	0	0	200,000	200,000	First Union Institutional, Bond, 8.04%, 12/1/2026	0	0	0	154,060	154,060
0	0	0	100,000	100,000	HSBC Finance Capital Trust IX, Note, 5.911%, 11/30/2035	0	0	0	57,550	57,550
0	0	0	160,000	160,000	HSBC Finance Corp., 4.75%, 04/15/2010	0	0	0	152,921	152,921
0	0	0	200,000	200,000	HSBC Finance Corp., 5.00%, 06/30/2015	0	0	0	174,441	174,441
0	0	0	60,000	60,000	HSBC USA, Inc., Sub. Note, 6.625%, 3/01/2009	0	0	0	60,514	60,514
0	0	0	75,000	75,000	Household Finance Corp., Unsecd. Note, 4.75%, 7/15/2013	0	0	0	65,775	65,775
0	0	0	250,000	250,000	J.P. Morgan Chase & Co., Sub. Note, 5.125%, 09/15/2014	0	0	0	227,991	227,991
0	0	0	100,000	100,000	PNC Funding Corp., Sr. Note, 5.125%, 12/14/2010	0	0	0	99,423	99,423
0	0	0	15,000	15,000	PNC Funding Corp., Sub. Note, 5.625%, 02/01/2017	0	0	0	13,589	13,589
0	0	0	70,000	70,000	Popular North America, Inc., 5.65%, 04/15/2009	0	0	0	68,784	68,784
0	0	0	477,778	477,778	(2)(3) Regional Diversified Funding, 9.25%, 03/15/2030	0	0	0	161,981	161,981
0	0	0	100,000	100,000	Sovereign Bancorp, Inc., Sr. Note, 4.80%, 09/01/2010	0	0	0	88,058	88,058
0	0	0	100,000	100,000	U.S. Bank, N.A., 6.30%, 02/04/2014	0	0	0	100,647	100,647
0	0	0	100,000	100,000	Wachovia Bank N.A., Sub. Note, 4.875%, 02/01/2015	0	0	0	84,069	84,069
0	0	0	140,000	140,000	Wachovia Corp., 5.75%, 02/01/2018	0	0	0	130,481	130,481
0	0	0	100,000	100,000	Zions Bancorp, Sub. Note, 5.50%, 11/16/2015	0	0	0	72,157	72,157
					TOTAL	0	0	0	1,997,951	1,997,951
Financial Institution - Brokerage - 0.5%
0	0	0	220,000	220,000	Blackrock, Inc., 6.25%, 09/15/2017	0	0	0	195,423	195,423
0	0	0	40,000	40,000	Eaton Vance Corp., 6.50%, 10/02/2017	0	0	0	35,338	35,338
0	0	0	100,000	100,000	(2)(3) FMR Corp., 4.75%, 03/01/2013	0	0	0	90,032	90,032
0	0	0	50,000	50,000	Goldman Sachs Group, Inc., 6.125%, 02/15/2033	0	0	0	36,949	36,949
0	0	0	100,000	100,000	Goldman Sachs Group, Inc., 6.60%, 01/15/2012	0	0	0	94,533	94,533
0	0	0	150,000	150,000	Goldman Sachs Group, Inc., Sr. Note, 6.15%, 04/01/2018	0	0	0	123,616	123,616
0	0	0	190,000	190,000	Invesco Ltd., Note, 4.50%, 12/15/2009	0	0	0	178,117	178,117
0	0	0	25,000	25,000	Janus Capital Group, Inc., Sr. Note, 6.25%, 06/15/2012	0	0	0	19,824	19,824
0	0	0	30,000	30,000	Janus Capital Group, Inc., Sr. Note, 6.70%, 06/15/2017	0	0	0	21,328	21,328
0	0	0	60,000	60,000	Lehman Brothers Holdings, Note, 4.80%, 3/13/2014	0	0	0	6,300	6,300
0	0	0	30,000	30,000	Merrill Lynch & Co., Inc., Sr. Unsecd. Note, 6.05%, 08/15/2012	0	0	0	28,411	28,411
0	0	0	100,000	100,000	Morgan Stanley Group, Inc., 5.30%, 03/01/2013	0	0	0	87,112	87,112
0	0	0	75,000	75,000	Morgan Stanley, Note, 3.875%, 01/15/2009	0	0	0	74,829	74,829
0	0	0	100,000	100,000	Morgan Stanley, Sr. Unsecd. Note, 6.625%, 04/01/2018	0	0	0	83,482	83,482
0	0	0	30,000	30,000	Nuveen Investments, 5.500%, 09/15/2015	0	0	0	5,550	5,550
0	0	0	30,000	30,000	Nuveen Investments, 5.00%, 9/15/2010	0	0	0	11,550	11,550
					TOTAL	0	0	0	1,092,394	1,092,394
Financial Institution - Finance Noncaptive - 0.2%
0	0	0	100,000	100,000	American International Group, Inc., Sr. Note, 4.70%, 10/01/2010	0	0	0	82,550	82,550
0	0	0	80,000	80,000	Capmark Financial Group, Inc., Company Guarantee, Series WI, 6.30%, 05/10/2017	0	0	0	22,380	22,380
0	0	0	50,000	50,000	General Electric Capital Corp., 5.625%, 05/01/2018	0	0	0	45,974	45,974
0	0	0	30,000	30,000	General Electric Capital Corp., Note, Series MTN, 6.75%, 03/15/2032	0	0	0	27,406	27,406
0	0	0	75,000	75,000	General Electric Capital, Note, 6.125%, 2/22/2011	0	0	0	75,706	75,706
0	0	0	30,000	30,000	Heller Financial, Inc., Note, 7.375%, 11/01/2009	0	0	0	30,725	30,725
0	0	0	80,000	80,000	International Lease Finance Corp., 4.875%, 09/01/2010	0	0	0	59,640	59,640
					TOTAL	0	0	0	344,381	344,381
Financial Institution - Insurance - Health - 0.0%
0	0	0	50,000	50,000	CIGNA Corp., 6.35%, 03/15/2018	0	0	0	39,022	39,022

Financial Institution - Insurance - Life - 0.5%
0	0	0	100,000	100,000	AXA-UAP, Sub. Note, 8.60%, 12/15/2030	0	0	0	61,890	61,890
0	0	0	300,000	300,000	(2)(3) Pacific Life Corp., Bond, 6.60%, 9/15/2033	0	0	0	297,189	297,189
0	0	0	40,000	40,000	Prudential Financial, Inc., 6.625%, 12/01/2037	0	0	0	27,435	27,435
0	0	0	750,000	750,000	(2)(3) Union Central Life Ins Co, Note, 8.20%, 11/1/2026	0	0	0	769,365	769,365
					TOTAL	0	0	0	1,155,879	1,155,879
Financial Institution - Insurance - P&C - 0.1%
0	0	0	80,000	80,000	ACE INA Holdings, Inc., Sr. Note, 5.70%, 02/15/2017	0	0	0	66,363	66,363
0	0	0	80,000	80,000	CNA Financial Corp., 6.50%, 08/15/2016	0	0	0	53,323	53,323
0	0	0	15,000	15,000	Chubb Corp., Sr. Note, 5.75%, 05/15/2018	0	0	0	13,531	13,531
0	0	0	50,000	50,000	Horace Mann Educators Corp., Sr. Note, 6.85%, 04/15/2016	0	0	0	50,000	50,000
0	0	0	100,000	100,000	(2)(3) Liberty Mutual Group, Inc., Unsecd. Note, 5.75%, 03/15/2014	0	0	0	86,102	86,102
0	0	0	10,000	10,000	The Travelers Cos., Inc., Sr. Unsecd. Note, 5.50%, 12/01/2015	0	0	0	9,107	9,107
					TOTAL	0	0	0	278,426	278,426

Financial Institution - REITs - 0.1%
0	0	0	40,000	40,000	Equity One, Inc., Bond, 6.00%, 09/15/2017	0	0	0	25,952	25,952
0	0	0	40,000	40,000	Liberty Property LP, 6.625%, 10/01/2017	0	0	0	25,406	25,406
0	0	0	120,000	120,000	Prologis, Sr. Note, 5.50%, 04/01/2012	0	0	0	56,564	56,564
0	0	0	60,000	60,000	Simon Property Group, Inc, Note, 7.75%, 1/20/2011	0	0	0	51,406	51,406
0	0	0	50,000	50,000	Simon Property Group, Inc., 6.35%, 08/28/2012	0	0	0	36,877	36,877
					TOTAL	0	0	0	196,205	196,205
Foreign-Local Government - 0.0%
0	0	0	50,000	50,000	Quebec, Province of, Note, Series MTNA, 7.035%, 3/10/2026	0	0	0	64,150	64,150

Municipal Services - 0.1%
0	0	0	140,000	140,000	(2)(3) Army Hawaii Family Housing, 5.524%, 6/15/2050	0	0	0	97,357	97,357
0	0	0	100,000	100,000	(2)(3) Camp Pendleton & Quantico Housing LLC, 5.572%, 10/01/2050	0	0	0	70,467	70,467
					TOTAL	0	0	0	167,824	167,824
Sovereign - 0.1%
0	0	0	100,000	100,000	Corp Andina De Fomento, Bond, 7.375%, 01/18/2011	0	0	0	96,943	96,943
0	0	0	30,000	30,000	United Mexican States, Series MTNA, 6.75%, 09/27/2034	0	0	0	26,202	26,202
					TOTAL	0	0	0	123,145	123,145
Technology - 0.2%
0	0	0	20,000	20,000	Cisco Systems, Inc., Sr. Unsecd. Note, 5.500%, 02/22/2016	0	0	0	19,632	19,632
0	0	0	40,000	40,000	Dell Computer Corp., Deb., 7.10%, 04/15/2028	0	0	0	33,665	33,665
0	0	0	60,000	60,000	Dun & Bradstreet Corp., Sr. Unsecd. Note, 5.50%, 03/15/2011	0	0	0	58,689	58,689
0	0	0	80,000	80,000	Fiserv, Inc., Sr. Note, 6.80%, 11/20/2017	0	0	0	65,656	65,656
0	0	0	50,000	50,000	Harris Corp., 5.95%, 12/01/2017	0	0	0	41,800	41,800
0	0	0	50,000	50,000	Hewlett-Packard Co., Note, 5.40%, 03/01/2017	0	0	0	46,943	46,943
0	0	0	100,000	100,000	Oracle Corp., Sr. Unsecd. Note, Series WI, 5.00%, 01/15/2011	0	0	0	100,513	100,513
					TOTAL	0	0	0	366,898	366,898
Transportation - Airlines - 0.1%
0	0	0	100,000	100,000	Southwest Airlines Co., Deb., 7.375%, 03/01/2027	0	0	0	86,189	86,189

Transportation - Railroads - 0.1%
0	0	0	100,000	100,000	Burlington Northern Santa Fe Corp., 4.875%, 01/15/2015	0	0	0	89,745	89,745
0	0	0	50,000	50,000	Norfolk Southern Corp., Note, 6.75%, 02/15/2011	0	0	0	50,307	50,307
0	0	0	50,000	50,000	Union Pacific Corp., 4.875%, 01/15/2015	0	0	0	44,872	44,872
0	0	0	45,000	45,000	Union Pacific Corp., Bond, 6.625%, 2/01/2029	0	0	0	40,195	40,195
					TOTAL	0	0	0	225,119	225,119
Transportation - Services - 0.0%
0	0	0	75,000	75,000	(2)(3) Enterprise Rent-A-Car USA Finance Co., 6.375%, 10/15/2017	0	0	0	49,834	49,834

Utility - Electric - 0.3%
0	0	0	50,000	50,000	Cleveland Electric Illuminating Co., Sr. Unsecd. Note, 5.95%, 12/15/2036	0	0	0	35,339	35,339
0	0	0	50,000	50,000	Commonwealth Edison Co., 1st Mtg. Bond, 5.80%, 03/15/2018	0	0	0	44,399	44,399
0	0	0	40,000	40,000	Consolidated Edison Co., Sr. Unsecd. Note, 5.50%, 09/15/2016	0	0	0	37,819	37,819
0	0	0	100,000	100,000	Duke Capital Corp., Sr. Note, 6.25%, 02/15/2013	0	0	0	96,297	96,297
0	0	0	100,000	100,000	Exelon Generation Co. LLC, 6.95%, 06/15/2011	0	0	0	91,897	91,897
0	0	0	96,036	96,036	(2)(3) Great River Energy, 1st Mtg. Note, 5.829%, 07/01/2017	0	0	0	86,594	86,594
0	0	0	120,000	120,000	MidAmerican Energy Co., 4.65%, 10/01/2014	0	0	0	110,798	110,798
0	0	0	30,000	30,000	Northern States Power Co., MN, 1st Mtg. Bond, 5.25%, 03/01/2018	0	0	0	28,221	28,221
0	0	0	60,000	60,000	PPL Energy Supply LLC, Sr. Unsecd. Note, 6.00%, 12/15/2036	0	0	0	36,832	36,832
0	0	0	100,000	100,000	Union Electric Co., 6.00%, 04/01/2018	0	0	0	88,371	88,371
0	0	0	80,000	80,000	Virginia Electric & Power Co., Sr. Unsecd. Note, 5.10%, 11/30/2012	0	0	0	75,890	75,890
					TOTAL	0	0	0	732,457	732,457
Utility - Natural Gas Pipelines - 0.1%
0	0	0	60,000	60,000	Kinder Morgan Energy Partners LP, 6.75%, 3/15/2011	0	0	0	57,754	57,754
0	0	0	100,000	100,000	Kinder Morgan Energy Partners LP, Sr. Unsecd. Note, 5.80%, 03/15/2035	0	0	0	67,535	67,535
					TOTAL	0	0	0	125,289	125,289
					TOTAL CORPORATE BONDS (Identified Cost $16,856,247)	0	0	0	14,135,473	14,135,473

CORPORATE NOTE - 0.1%
0	0	0	125,000	125,000	Telecom Italia Capital, Note, 4.875%, 10/01/2010 (Identified Cost $124,982)	0	0	0	111,863	111,863

GOVERNMENT AGENCY - 1.3%
0	0	0	2,550,000	2,550,000	Federal Home Loan Mortgage Corp., 4.62%, 10/25/2012 (Identified Cost $2,551,352)	0	0	0	2,684,127	2,684,127

GOVERNMENT/AGENCY - 0.0%
Sovereign - %
0	0	0	75,000	75,000	United Mexican States, 6.625%, 03/03/2015 (Identified Cost $76,756)	0	0	0	73,234	73,234

MORTGAGE-BACKED SECURITIES - 0.6%
0	0	0	10,966	10,966	Federal Home Loan Mortgage Corp. Pool C00592, 7.000%, 3/1/2028	0	0	0	11,509	11,509
0	0	0	8,727	8,727	Federal Home Loan Mortgage Corp. Pool C00896, 7.500%, 12/1/2029	0	0	0	9,175	9,175
0	0	0	22,632	22,632	Federal Home Loan Mortgage Corp. Pool C17281, 6.500%, 11/1/2028	0	0	0	23,575	23,575
0	0	0	20,067	20,067	Federal Home Loan Mortgage Corp. Pool C19588, 6.500%, 12/1/2028	0	0	0	20,901	20,901
0	0	0	6,976	6,976	Federal Home Loan Mortgage Corp. Pool C25621, 6.500%, 5/1/2029	0	0	0	7,240	7,240
0	0	0	31,696	31,696	Federal Home Loan Mortgage Corp. Pool C76361, 6.000%, 2/1/2033	0	0	0	32,500	32,500
0	0	0	88,317	88,317	Federal Home Loan Mortgage Corp. Pool E01545, 5.000%, 15 Year, 1/1/2019	0	0	0	89,677	89,677
0	0	0	12,306	12,306	Federal Home Loan Mortgage Corp. Pool E20252, 7.000%, 15 Year, 7/1/2011	0	0	0	12,764	12,764
0	0	0	1,920	1,920	Federal Home Loan Mortgage Corp. Pool E77591, 6.500%, 7/1/2014	0	0	0	1,975	1,975
0	0	0	22,867	22,867	Federal Home Loan Mortgage Corp. Pool E99510, 5.500%, 9/1/2018	0	0	0	23,363	23,363
0	0	0	25,969	25,969	Federal Home Loan Mortgage Corp. Pool G01444, 6.500%, 8/1/2032	0	0	0	26,928	26,928
0	0	0	17,674	17,674	Federal National Mortgage Association Pool 251697, 6.500%, 30 Year, 5/1/2028	0	0	0	18,380	18,380
0	0	0	38,574	38,574	Federal National Mortgage Association Pool 252334, 6.500%, 30 Year, 2/1/2029	0	0	0	41,390	41,390
0	0	0	97,481	97,481	Federal National Mortgage Association Pool 254720, 4.500%, 5/1/2018	0	0	0	98,383	98,383
0	0	0	94,078	94,078	Federal National Mortgage Association Pool 254802, 4.500%, 7/1/2018	0	0	0	94,949	94,949
0	0	0	41,541	41,541	Federal National Mortgage Association Pool 254905, 6.000%, 10/1/2033	0	0	0	42,623	42,623
0	0	0	85,614	85,614	Federal National Mortgage Association Pool 255075, 5.500%, 2/1/2024	0	0	0	87,152	87,152
0	0	0	99,692	99,692	Federal National Mortgage Association Pool 255079, 5.000%, 2/1/2019	0	0	0	101,444	101,444
0	0	0	3,958	3,958	Federal National Mortgage Association Pool 303168, 9.500%, 30 Year, 2/1/2025	0	0	0	4,565	4,565
0	0	0	2,141	2,141	Federal National Mortgage Association Pool 323159, 7.500%, 4/1/2028	0	0	0	2,246	2,246
0	0	0	16,907	16,907	Federal National Mortgage Association Pool 323640, 7.500%, 4/1/2029	0	0	0	17,734	17,734
0	0	0	933	933	Federal National Mortgage Association Pool 323970, 7.000%, 15 Year, 10/1/2014	0	0	0	970	970
0	0	0	38,773	38,773	Federal National Mortgage Association Pool 428865, 7.000%, 6/1/2028	0	0	0	40,595	40,595
0	0	0	4,582	4,582	Federal National Mortgage Association Pool 443215, 6.000%, 10/1/2028	0	0	0	4,722	4,722
0	0	0	1,564	1,564	Federal National Mortgage Association Pool 511365, 7.000%, 8/1/2029	0	0	0	1,639	1,639
0	0	0	341	341	Federal National Mortgage Association Pool 514184, 7.500%, 9/1/2029	0	0	0	358	358
0	0	0	88,513	88,513	Federal National Mortgage Association Pool 545993, 6.000%, 11/1/2032	0	0	0	90,888	90,888
0	0	0	35,061	35,061	Federal National Mortgage Association Pool 555272, 6.000%, 3/1/2033	0	0	0	36,002	36,002
0	0	0	79,842	79,842	Federal National Mortgage Association Pool 713974, 5.500%, 7/1/2033	0	0	0	81,398	81,398
0	0	0	104,713	104,713	Federal National Mortgage Association Pool 721502, 5.000%, 7/1/2033	0	0	0	105,711	105,711
0	0	0	1,561	1,561	Government National Mortgage Association Pool 352214, 7.000%, 4/15/2023	0	0	0	1,667	1,667
0	0	0	7,481	7,481	Government National Mortgage Association Pool 451522, 7.500%, 30 Year, 10/15/2027	0	0	0	8,117	8,117
0	0	0	17,471	17,471	Government National Mortgage Association Pool 462556, 6.500%, 2/15/2028	0	0	0	18,473	18,473
0	0	0	501	501	Government National Mortgage Association Pool 462739, 7.500%, 5/15/2028	0	0	0	520	520
0	0	0	1,017	1,017	Government National Mortgage Association Pool 464835, 6.500%, 9/15/2028	0	0	0	1,075	1,075
0	0	0	11,077	11,077	Government National Mortgage Association Pool 469699, 7.000%, 11/15/2028	0	0	0	11,496	11,496
0	0	0	14,848	14,848	Government National Mortgage Association Pool 486760, 6.500%, 12/15/2028	0	0	0	15,702	15,702
0	0	0	2,691	2,691	Government National Mortgage Association Pool 780339, 8.000%, 30 Year, 12/15/2023	0	0	0	2,917	2,917
0	0	0	19,647	19,647	Government National Mortgage Association Pool 780453, 7.500%, 30 Year, 12/15/2025	0	0	0	21,297	21,297
0	0	0	16,928	16,928	Government National Mortgage Association Pool 780584, 7.000%, 30 Year, 6/15/2027	0	0	0	17,570	17,570
					TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $1,211,679)	0	0	0	1,229,590	1,229,590

PREFERRED STOCK - 0.4%
Materials - 0.4%
0	0	0	20,800	20,800	Freeport-McMoran Copper & Gold, Inc., 6.75%, 5/1/2010 (Identified Cost $841,464)	0	0	0	866,320	866,320

U.S. TREASURY - 1.2%
0	0	0	400,000	400,000	(4) United States Treasury Bill, 5/15/2009	0	0	0	399,164	399,164
0	0	0	1,000,000	1,000,000	United States Treasury Note, 2.750%, 10/31/2013	0	0	0	1,040,703	1,040,703
0	0	0	100,000	100,000	(4) United States Treasury Note, 3.125%, 8/31/2013	0	0	0	105,989	105,989
0	0	0	1,000,000	1,000,000	United States Treasury Note, 4.875%, 7/31/2011	0	0	0	1,100,039	1,100,039
					TOTAL U.S. TREASURY (Identified Cost $2,617,861)	0	0	0	2,645,895	2,645,895
EXCHANGE-TRADED FUNDS - 19.4%
STOCK ETFs - 17.7%
Domestic Stock ETFs - 16.5%
6,864	12,553	10,296	80,483	110,196	Consumer Staples Select Sector SPDR Fund	164,805	301,398	247,207	1,932,397	2,645,807
0	0	0	70,657	70,657	Energy Select Sector SPDR	0	0	0	3,538,503	3,538,503
0	0	0	42,961	42,961	Health Care Select Sector SPDR Fund	0	0	0	1,080,039	1,080,039
2,916	5,548	4,329	0	12,793	iShares Dow Jones US Energy Sector Index Fund	86,984	165,497	129,134	0	381,615
1,299	2,243	1,886	0	5,428	iShares Dow Jones US Healthcare Providers Index Fund	40,477	69,892	58,768	0	169,137
1,178	2,101	1,729	0	5,008	iShares Dow Jones US Medical Equipment Index Fund	44,387	79,166	65,149	0	188,702
0	0	0	222,029	222,029	iShares Russell 2000 Index Fund	0	0	0	10,481,989	10,481,989
22,956	44,468	37,850	0	105,274	iShares S&P 500 Index Fund	2,070,172	4,010,124	3,413,313	0	9,493,609
7,982	15,621	13,482	31,328	68,413	iShares S&P 500/BARRA Growth	355,119	694,978	599,814	1,393,783	3,043,694
4,780	9,283	7,530	0	21,593	iShares S&P Midcap 400 Index Fund	246,266	478,260	387,946	0	1,112,472
1,539	2,780	2,272	0	6,591	iShares S&P North American Technology Software Index Fund	47,447	85,707	70,046	0	203,200
12,233	17,925	13,660	0	43,818	iShares S&P SmallCap 600 Index Tracking Fund	516,477	756,794	576,725	0	1,849,996
4,322	5,861	4,473	0	14,656	(1) PowerShares DB Commodity Index Tracking Fund	98,498	133,572	101,940	0	334,010
2,277	3,964	3,357	0	9,598	SPDR Pharmaceuticals ETF	63,437	110,437	93,526	0	267,400
437	744	635	0	1,816	SPDR S&P Biotech ETF	21,417	36,463	31,121	0	89,001
					TOTAL	3,755,486	6,922,288	5,774,689	18,426,711	34,879,174
Foreign Stock ETFs - 1.2%
1,510	2,898	2,576	0	6,984	iShares MSCI Austria Investable Market Index Fund	18,437	35,385	31,453	0	85,275
1,947	3,807	3,269	39,213	48,236	iShares MSCI Emerging Market Index Fund	44,703	87,409	75,056	900,330	1,107,498
1,065	2,264	1,876	0	5,205	iShares MSCI Germany Index Fund	17,658	37,537	31,104	0	86,299
1,217	2,614	2,288	0	6,119	iShares MSCI Netherlands Index Fund	16,782	36,047	31,551	0	84,380
246	457	400	0	1,103	iShares MSCI South Korea Index Fund	5,887	10,936	9,572	0	26,395
177	492	383	0	1,052	iShares MSCI Turkey Index Fund	4,505	12,521	9,747	0	26,773
7,850	15,449	12,942	0	36,241	iShares S&P Europe 350 Index Fund	229,848	452,347	378,942	0	1,061,137
					TOTAL	337,820	672,182	567,425	900,330	2,477,757
					TOTAL STOCK ETFs (Identified Cost $51,485,705)	4,093,306	7,594,470	6,342,114	19,327,041	37,356,931
FIXED-INCOME EXCHANGE-TRADED FUNDS - 1.7%
Domestic Fixed Income ETFs - 1.7%
898	683	307	0	1,888	iShares Lehman 1-3 Year Treasury Bond Fund	76,150	57,918	26,033	0	160,101
982	745	344	0	2,071	iShares Lehman 3-7 Year Treasury Bond Fund	112,056	85,012	39,254	0	236,322
966	720	339	0	2,025	iShares Lehman 7-10 Year Treasury Bond Fund	91,152	67,939	31,988	0	191,079
373	274	129	0	776	iShares Lehman 10-20 Year Treasury Bond Fund	42,421	31,162	14,671	0	88,254
8,245	6,287	2,741	0	17,273	iShares Lehman Credit Bond Fund	731,744	557,971	243,264	0	1,532,979
7,701	4,592	1,118	0	13,411	iShares Lehman MBS Fixed-Rate Bond Fund	799,518	476,741	116,071	0	1,392,330
					TOTAL FIXED-INCOME ETFs (Identified Cost $3,590,764)	1,853,041	1,276,743	471,281	0	3,601,065
					TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $55,076,469)	5,946,347	8,871,213	6,813,395	19,327,041	40,957,996

MUTUAL FUNDS - 26.5%(5)
1,992	1,439	753	47,274	51,458	Emerging Markets Fixed Income Core Fund	31,871	23,027	12,055	756,523	823,476
0	0	0	8,746	8,746	Federated InterContinental Fund, Institutional Shares	0	0	0	277,063	277,063
62,805	65,560	36,152	4,526,393	4,690,910	Federated Mortgage Core Portfolio	612,344	639,209	352,481	44,132,332	45,736,366
35,171	26,954	12,131	835,952	910,208	High Yield Bond Portfolio	153,345	117,520	52,890	3,644,751	3,968,506
81,231	173,147	208,185	4,610,280	5,072,843	(6) Prime Value Obligations Fund, Institutional Shares, 2.35%	81,231	173,147	208,185	4,610,280	5,072,843
					TOTAL MUTUAL FUNDS (Identified Cost $57,976,199)	878,791	952,903	625,611	53,420,949	55,878,254
					Total Investments (Identified Cost $238,095,044 - 100.6%	6,940,010	10,044,755	7,614,478	187,607,075	212,206,318
					Other Assets and Liabilities - (0.6)%	(64,923)	(92,319)	(137,032)	(1,046,609)	(1,340,883)
					Total Net Assets - 100%	$ 6,875,087	$9,952,436	$7,477,446	$186,560,466	$210,865,435

Note: The categories of investments are shown as a percentage of total net assets at November 30, 2008.

At November 30, 2008, Federated Stock and Bond Fund had the following outstanding futures contracts:

			Number of	Notional	Expiration	Unrealized
Description			Contracts	Value	Date	Appreciation
(1) S&P 500 Index Long Futures			15	$3,357,375	December 2008	$ 163,683
(1) U.S. Treasury Bond 30-Year Long Futures			25	$3,187,109	March 2009	$ 164,985
Unrealized Appreciation on Futures Contracts						$ 328,668

At November 30, 2008, Federated Stock and Bond Fund had the following outstanding open swap contracts:

Credit Default Swap	Reference		Pay/Receive	Implied Credit Spread at	Notional	Market	Upfront Premiums Paid/		Unrealized
Counterparty	Entity	Buy/Sell	Fixed Rate	11/30/2008 (7)	Amount	Value	(Received)		Appreciation
Banc of America Securities LLC	(1) Series 10 high Yield CDX Index	Sell	5.00%	4.38%	$ 5,000,000	$(1,104,706)	$(1,221,875)		$ 117,169

Net Unrealized Appreciation on Futures Contracts and Swap Contracts is included in "Other Assets and Liabilities - Net".

(1) Non income producing

(2) Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933;

or (b) is subject to a contractual restriction on public sales. At November 30, 2008, these restricted securities amounted to $2,428,833, which represents 1.2% of combined total net assets.

(3) Denotes a restricted security that may be resold without restriction to "qualified institutional buyers" as defined by Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees. At November 30, 2008, these liquid restricted securities amounted to $2,428,833, which represented 1.2% of combined total net assets.

(4) Pledged as collateral to ensure the Fund is able to satisfy the obligations of its outstanding long futures contracts.

(5) Affiliated companies.

(6) 7-Day net yield.

(7) Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative.  The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.  Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity or obligation.

Federated Target ETF Fund 2015
Federated Target ETF Fund 2025
Federated Target ETF Fund 2035
Federated Stock and Bond Fund
Pro Forma Combining Statements of Assets & Liabilities
November 30, 2008 (unaudited)

											Federated
											Stock and
	Federated		Federated		Federated		Federated				Bond
	Target ETF		Target ETF		Target ETF		Stock and				Fund
	Fund		Fund		Fund		Bond		Pro Forma		Proforma
	2015		2025		2035		Fund		Adjustment		Combined
Assets:
Investments in securities, at value	$6,940,010		$10,044,755		$7,614,478		$187,607,075		$-		$212,206,318
Cash denominated in foreign currencies (identified cost $3,191)	-		-		-		3,212		-		3,212
Income receivable	595		1,112		933		610,395		-		613,035
Receivable for investments sold	-		6,079		-		620,353		-		626,432
Receivable for daily variation margin	-		-		-		168,421		-		168,421
Receivable for periodic payments from swap contracts	-		-		-		47,312		-		47,312
Receivable for shares sold	5,373		7,518		13,868		103,220		-		129,979
Total assets	6,945,978		10,059,464		7,629,279		189,159,988		-		213,794,709
Liabilities:
Payable for investments purchased	7,544		38,882		86,119		650,920		-		783,465
Payable for shares redeemed	-		2,599		1,748		412,631		-		416,978
Income distribution payable	-		-		-		87,369				87,369
Bank overdraft	-		-		-		123,770		-		123,770
Swaps, at value (premium received $1,221,875)	-		-		-		1,104,706		-		1,104,706
Payable for Directors'/Trustees' fees	-		-		-		644		-		644
Payable for distribution services fees	1,160		1,649		1,254		32,600		-		36,663
Payable for shareholder services fees	649		1,700		561		41,637		-		44,547
Accrued expenses	61,538		62,198		62,151		145,245		-		331,132
Total liabilities	70,891		107,028		151,833		2,599,522		-		2,929,274
Net Assets	$6,875,087		$9,952,436		$7,477,446		$186,560,466		$-		$210,865,435
Net Assets Consists of:
Paid-in capital	$8,984,886		$14,344,587		$10,961,085		$235,633,988		$-		269,924,546
Net unrealized appreciation of investments, translation of assets and liabilities in foreign currency, futures contracts and swap contracts	(1,545,852)		(3,206,702)		(2,713,628)		(17,976,686)		-		(25,442,868)
Accumulated net realized gain (loss) on investments and foreign currency transactions, futures contracts and swap contracts	(708,062)		(1,368,667)		(873,038)		(30,872,361)		-		(33,822,128)
Undistributed (distributions in excess of) net investment income	144,115		183,218		103,027		(224,475)		-		205,885
Total Net Assets	$6,875,087		$9,952,436		$7,477,446		$186,560,466		$-		$210,865,435

Net Asset Value, Offering Price and Redemption Proceeds Per Share

Class A Shares:
Net Assets	$ 3,145,436		$ 4,458,846		$ 2,986,343		$ 125,373,401		$ -		$ 135,964,026
Shares Outstanding	387,845		594,058		418,700		9,564,028		(592,775)	(a)	10,371,856
Net Asset Value Per Share	$8.11		$7.51		$7.13		$13.11				$13.11
Offering Price Per Share	$8.58	*	$7.95	*	$7.54	*	$13.87	*			$13.87	*
Redemption Proceeds Per Share	$8.11		$7.51		$7.13		$13.11				$13.11

Class B Shares:
Net Assets	$ -		$ -		$ -		$ 21,637,028		$ -		$ 21,637,028
Shares Outstanding	0		0		0		1,653,465		-		1,653,465
Net Asset Value Per Share	$0.00		$0.00		$0.00		$13.09				$13.09
Offering Price Per Share*	$0.00		$0.00		$0.00		$13.09				$13.09
Redemption Proceeds Per Share	$0.00		$0.00		$0.00		$12.37	**			$12.37	**

Class C Shares:
Net Assets	$ -		$ -		$ -		$ 20,602,747		$ -		$ 20,602,747
Shares Outstanding	0		0		0		1,580,430		-		1,580,430
Net Asset Value Per Share	$0.00		$0.00		$0.00		$13.04				$13.04
Offering Price Per Share	$0.00		$0.00		$0.00		$13.04				$13.04
Redemption Proceeds Per Share	$0.00		$0.00		$0.00		$12.91	***			$12.91	***

Class K Shares:
Net Assets	$ 2,944,085		$ 4,328,535		$ 3,212,649		$ 18,947,290		$ -		$ 29,432,559
Shares Outstanding	364,408		580,559		455,615		1,443,317		(602,009)	(a)	2,241,890
Net Asset Value Per Share	$8.08		$7.46		$7.05		$13.13				$13.13
Offering Price Per Share	$8.08		$7.46		$7.05		$13.13				$13.13
Redemption Proceeds Per Share	$8.08		$7.46		$7.05		$13.13				$13.13

Institutional Shares:
Net Assets	$ 785,566		$ 1,165,055		$ 1,278,454		$ -				$ 3,229,075
Shares Outstanding	96,582		154,814		178,777		-		(183,867)	(a)	246,306
Net Asset Value Per Share	$8.13		$7.53		$7.15		$0.00				$13.11
Offering Price Per Share	$8.13		$7.53		$7.15		$0.00				$13.11
Redemption Proceeds Per Share	$8.13		$7.53		$7.15		$0.00				$13.11

Investments, at identified cost	$8,485,862		$13,251,457		$10,328,106		$206,029,619		$-		$238,095,044
Investments in affiliated issuers	$878,791		$952,903		$625,611		$53,420,949		$-		$55,878,254

* Computation of offering price per share 100/94.50 of net asset value.
** Computation of redemption price per share 100/94.50 of net asset value.
*** Computation of redemption price per share 99/100 of net asset value.

(a) Adjustment to reflect share balance as a result of the combination.

Federated Target ETF Fund 2015
Federated Target ETF Fund 2025
Federated Target ETF Fund 2035
Federated Stock and Bond Fund
Pro Forma Combining Statements of Operations
Year Ended November 30, 2008 (unaudited)

	Federated	Federated	Federated	Federated
	Target ETF	Target ETF	Target ETF	Stock and
	Fund	Fund	Fund	Bond		Pro Forma		Proforma
	2015	2025	2035	Fund		Adjustment		Combined
Investment Income:
Dividends (including $47,037, $58,110, $30,522 and $4,640,624 received from affiliated issuers)	$228,008	$332,227	$205,791	$7,400,781	*	$-		$8,166,807
Interest	-	-	-	1,669,964		-		1,669,964
Investment income allocated from affiliated partnership	3,435	3,413	1,438	108,181		-		116,467
Total Investment Income:	231,443	335,640	207,229	9,178,926		-		9,953,238
Expenses:
Investment adviser fee	16,189	26,403	17,857	1,742,494		111,089	(a)	1,914,032
Administrative personnel and services fee	230,000	230,000	230,000	270,000		(650,000)	(b)	310,000
Custodian fees	13,413	13,601	13,313	40,265		(38,314)	(c)	42,278
Transfer and dividend disbursing agent fees and expenses - Class A Shares	28,300	33,238	29,903	311,861		(80,374)	(d)	322,928
Transfer and dividend disbursing agent fees and expenses - Class B Shares	-	-	-	70,995		(3,542)	(d)	67,453
Transfer and dividend disbursing agent fees and expenses - Class C Shares	-	-	-	48,851		2,504	(d)	51,355
Transfer and dividend disbursing agent fees and expenses - Class K Shares	25,378	27,498	27,181	66,248		(68,738)	(d)	77,567
Transfer and dividend disbursing agent fees and expenses - Institutional Shares	9,528	9,487	13,546	-		(26,125)	(d)	6,436
Directors'/Trustees' fees	2,747	3,427	2,900	14,523		(9,074)	(e)	14,523
Auditing fees	22,000	22,000	22,000	30,250		(66,000)	(f)	30,250
Legal fees	10,044	10,044	10,482	17,825		(27,897)	(g)	20,498
Portfolio accounting fees	67,793	67,786	67,782	124,145		(201,917)	(h)	125,589
Distribution services fee - Class B Shares	-	-	-	246,138		-		246,138
Distribution services fee - Class C Shares	-	-	-	187,391		-		187,391
Distribution services fee - Class K Shares	11,271	16,487	11,972	88,691		-		128,421
Shareholder services fee - Class A Shares	7,612	13,410	7,922	412,246		-		441,190
Shareholder services fee - Class B Shares	-	-	-	82,046		-		82,046
Shareholder services fee - Class C Shares	-	-	-	61,244		-		61,244
Account administration fee- Class A Shares	-	-	-	3,947		-		3,947
Account administration fee- Class C Shares	-	-	-	332		-		332
Share registration costs	29,672	30,049	29,672	65,419		(87,062)	(i)	67,750
Printing and postage	21,129	24,029	44,224	147,038		(82,324)	(j)	154,096
Insurance premiums	3,326	3,343	3,327	3,643		(8,059)	(k)	5,580
Taxes	-	-	-	19,300		1,900	(l)	21,200
Miscellaneous	1,905	2,301	839	13,329		(5,045)	(m)	13,329
Expenses Before Allocation	500,307	533,103	532,920	4,068,221		(1,238,978)		4,395,573
Expenses allocated from partnerships	-	-	-	796		-		796
Total Expenses	500,307	533,103	532,920	4,069,017		(1,238,978)		4,396,369
Waivers and Reimbursements--
Waiver/Reimbursement of investment adviser fee	(16,189)	(26,403)	(17,857)	(249,515)		71,334	(n)	(238,630)
Waiver of administrative personnel and services fee	(44,935)	(44,894)	(44,928)	(52,539)		124,273	(o)	(63,023)
Reimbursement of transfer and dividend disbursing agent fees and expenses - Class A Shares	-	-	(1,855)	(103,939)		(16,956)	(p)	(122,750)
Reimbursement of transfer and dividend disbursing agent fees and expenses - Class B Shares	-	-	-	(15,781)		-		(15,781)
Reimbursement of transfer and dividend disbursing agent fees and expenses - Class C Shares	-	-	-	(6,846)		-		(6,846)
Reimbursement of transfer and dividend disbursing agent fees and expenses - Institutional Shares	-	-	-	-		(1,450)	(p)	(1,450)
Reimbursement of other operating expenses	(396,751)	(394,313)	(423,200)	-		1,214,264	(q)	0
Fees paid indirectly from directed brokerage arrangements	-	-	-	(15,366)		-		(15,366)
Total Waivers and Reimbursements	(457,875)	(465,610)	(487,840)	(443,986)		1,391,465		(463,846)
Net Expenses	42,432	67,493	45,080	3,625,031		152,487		3,932,523
Net investment income	$189,011	$268,147	$162,149	$5,553,895		($152,487)		$6,020,715
Realized and Unrealized Gain on Investments:
Net realized loss on investments and foreign currency transactions (including realized loss of $13,195, $13,195, $7,248 and $4,153,518, respectively on sale of investments in affiliated issuers)	(694,317)	(1,353,482)	(852,190)	(28,078,791)		-		(30,978,780)
Net realized gain (loss) on futures contracts	(5,095)	(6,825)	(6,460)	698,383		-		680,003
Net realized loss on swap contracts	-	-	-	(2,177,271)		-		(2,177,271)
Net realized loss allocated from partnerships	(3,830)	(3,445)	(1,464)	(127,325)		-		(136,064)
Realized gain distributions from affiliated investment company shares	-	-	-	3,037,079		-		3,037,079
Net change in unrealized appreciation (depreciation) of investments	(1,662,047)	(3,454,259)	(2,867,648)	(46,853,501)		-		(54,837,455)
Net change in unrealized depreciation on futures contracts	-	-	-	317,766		-		317,766
Net change in unrealized depreciation on swap contracts	-	-	-	221,097		-		221,097
Net realized and unrealized gain on investments, foreign currency transactions, futures contracts and swap contracts	(2,365,289)	(4,818,011)	(3,727,762)	(72,962,563)		-		(83,873,625)
Change in net assets resulting from operations	($2,176,278)	($4,549,864)	($3,565,613)	($67,408,668)		($152,487)		($77,852,910)

* Net of foreign taxes withheld of $23,211.

(See Notes to Pro Forma Financial Statements)

Federated Target ETF Fund 2015
Federated Target ETF Fund 2025
Federated Target ETF Fund 2035
Federated Stock and Bond Fund
Notes to Pro Forma Financial Statements
Year Ended November 30, 2008 (unaudited)

Note 1. Description of the Fund

&ltR&gt
FT2015, FT2025 and FT2035, each a series of Federated Managed Allocation Portfolios, are registered under the Investment Company Act of 1940, as amended (the “Act), as open-end management investment companies.  Each Fund consists of three classes of shares:  Class A Shares, Class K Shares and Institutional Shares.

SBF is registered under the Act as an open-end, management investment company.  SBF consists of five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class K Shares and Institutional Shares.  Institutional Shares became effective April 7, 2009.
&lt/R&gt

Note 2. Basis of Combination

The accompanying unaudited Pro Forma Combining Portfolios of Investments, Statements of Assets and Liabilities and Statements of Operations (Pro Forma Financial Statements) reflect the accounts of the ETF Funds and SBF for the year ended November 30, 2008.  These statements have been derived from the books and records utilized in calculating daily net asset values at November 30, 2008.

The Pro Forma Financial Statements should be read in conjunction with the historical financial statements of the ETF Funds and SBF which have been incorporated by reference in the Statement of Additional Information.  The Funds follow generally accepted accounting principles in the United States of America applicable to management investment companies which are disclosed in the historical financial statements.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of Class A Shares, Class K Shares and Institutional Shares of the ETF Funds for Class A Shares, Class K Shares and Institutional Shares of SBF.  Under generally accepted accounting principles, SBF will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

The Pro Forma Financial Statements have been adjusted to reflect the investment advisory fee arrangement for the surviving entity.  Certain other operating costs have also been adjusted to reflect anticipated expenses of the combined entity.  Other costs which may change as a result of the reorganization are currently undeterminable.

For the year ended November 30, 2008, the ETF Funds and SBF paid investment advisory fees computed at the annual rate of 0.25% and 0.75%, respectively, as a percentage of average daily net assets.

All costs with respect to the reorganization will be borne by Federated Investors, Inc. and its affiliates.

Note 3. Portfolio Valuation

In calculating its net asset value (NAV), each Fund generally values investments as follows:

•
Equity securities (including shares of ETFs)  listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.

•	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Trustees.

•	Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).

•	Shares of other mutual funds are valued based upon their reported NAVs.

•	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.

•	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.

If each Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund’s NAV.

Fair Valuation and Significant Events Procedures
The Trustees have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers, and general market conditions.  Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.

The Trustees of each Fund also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value.  Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
•	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
•
With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;

•	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
•	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.

The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading.  For other significant events, the Funds may seek to obtain more current quotations or price evaluations from alternative pricing sources.  If a reliable alternative pricing source is not available, the Funds will determine the fair value of the investment using another method approved by the Trustees.

Note 4. Shares of Beneficial Interest

The Pro Forma Class A Shares Class K Shares and Institutional Shares net asset value per share assumes the issuance of 807,828 Class A Shares, 798,573 Class K Shares and 246,306 Institutional Shares, respectively, of SBF in exchange for 1,400,603 Class A Shares, 1,400,582 Class K Shares and 430,173 Institutional Shares of the ETF Funds which would have been issued at November 30, 2008 in connection with the proposed reorganization.

Note 5. Federal Income Taxes

Each fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, SBF intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the Subchapter M provision of the Internal Revenue Code and to distribute to shareholders each year substantially all of its income.  Accordingly, no provisions for federal income tax are necessary.  Each Fund adopted the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes,” on December 1, 2007. As of and during the year ended November 30, 2008, the Funds did not have a liability for any unrecognized tax expenses. The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of September 5, 2008, the SBF’s domicile and form of organization changed from a Maryland Corporation to a Massachusetts business trust. As of November 30, 2008, tax years 2005 through 2008 remain subject to examination by each Fund’s major tax jurisdictions, which include the United States of America, the state of Maryland, the Commonwealth of Massachusetts and the Commonwealth of Pennsylvania.

The identified cost of investments for the funds is substantially the same for both financial accounting and federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.

Note 6.  Proforma Adjustments

(a)  With respect to SBF, Federated Global Investment Management Corp. is the Fund’s investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to: (a) a maximum of 0.55% of the average daily net assets of the Fund; and (b) 4.50% of the gross income of the Fund, excluding gains or losses.   With respect to each ETF Fund, Federated Global Investment Management Corp. is the Fund’s Adviser. The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.25% of the Fund’s average daily net assets.  An adjustment to the combined investment adviser fee reflects the fee structure of SBF on SBF’s Pro Forma Combined average daily net assets.

(b)  Federated Administrative Services (FAS), under the Administrative Services Agreement, provides each Fund with certain administrative personnel and services necessary to operate the Fund.  The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds.  The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares.  Under a similar plan, FAS provides The Acquired Funds with certain administrative personnel and services necessary to operate the Fund.  An adjustment to the combined administrative personnel and services fee reflects the fee structure of SBF on SBF’s Pro Forma Combined average daily net assets.  SBF Pro Forma Combined would be charging the minimum fee for administrative personnel and services for a Fund with five classes.

(c)  Adjustment to reflect custodian fees resulting from the combining of four portfolios into one.

(d)  Adjustment to reflect transfer and dividend disbursing agent fees and expenses resulting from the combining of four portfolios into one.

(e)  Adjustment to reflect directors’/trustees’ fees resulting from the combining of four portfolios into one.

(f)  Adjustment to reflect auditing fees resulting from the combining of four portfolios into one.

(g)  Adjustment to reflect legal fees resulting from the combining of four portfolios into one.

(h)  Adjustment to reflect portfolio accounting fees resulting from the combining of four portfolios into one.

(i) Adjustment to reflect share registration costs resulting from the combining of four portfolios into one.

(j)  Adjustment to reflect share printing and postage resulting from the combining of four portfolios into one.

(k) Adjustment to reflect share insurance premiums resulting from the combining of four portfolios into one.

(l) Adjustment to reflect Pennsylvania Franchise Tax that was applicable to SBF prior to the Fund’s reorganization as a Massachusetts business trust on September 5, 2008.

(m)  Adjustment to reflect share miscellaneous expenses resulting from the combining of four portfolios into one.

(n)  The Advisor may also voluntarily choose to waive a portion of its fee for each Fund.  The Advisor can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.  An adjustment to the combined waiver of investment adviser fee reflects the fee structure of SBF on SBF’s Pro Forma Combined average daily net assets.

(o)  FAS may voluntarily choose to waive any portion of its fee for each Fund. FAS can modify or terminate its voluntary waiver at any time at its sole discretion.  An adjustment to the combined waiver of administrative personnel and services fee reflects the fee structure of SBF on SBF’s Pro Forma Combined average daily net assets.

(p)  An adjustment to the combined reimbursement of transfer and dividend disbursing agent fees and expenses reflects the fee structure of SBF on SBF’s Pro Forma Combined average daily net assets.

(q) An adjustment to the combined reimbursement of other operating expenses reflects the fee structure of SBF, which does not reimburse other operating expenses.

FEDERATED TARGET ETF FUND 2015
Proxy for Special Meeting of Shareholders – June 10, 2009

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Target ETF Fund 2015, a portfolio of Federated Managed Allocation Portfolio (the "Trust"), hereby appoint Todd P. Zerega, Justine Patrick, Catherine C. Ryan, Joseph W. Kulbacki, Shannon McDowell and Tara L. Raposa, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on June 10, 2009, at 4000 Ericsson Drive, Warrendale, PA at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot.  If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter.  Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

Shareholder registration printed here
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

PLEASE FOLD HERE AND RETURN ENTIRE BALLOT – DO NOT DETACH

FEDERATED TARGET ETF FUND 2015

Proxy for Special Meeting of Shareholders – June 10, 2009

Vote by Phone, by Mail or by Internet

ONLINE:	To vote your proxy via the Internet please go to www.proxyonline.com and enter the CONTROL NUMBER found at the top of the reverse side of this proxy card.

CALL:
To vote your proxy by phone, call 1-866-416-0559 and provide the proxy CONTROL NUMBER found at the top of the reverse side of this proxy card.  Representatives are available to assist you Monday – Friday 9 a.m. to 10 p.m. Eastern Time.

MAIL:	To vote your proxy by mail check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

Please sign this proxy exactly as your name appears on the books of the Trust.  Joint owners should each sign personally.  Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.  If a corporation, this signature should be that of an authorized officer who should state his or her title.

Shareholder sign here

Joint owner sign here

Date:

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

FEDERATED TARGET ETF FUND 2015
       CONTROL NUMBER

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.
 YOUR PROMPT ATTENTION WILL HELP TO AVOID
THE EXPENSE OF FURTHER SOLICITATION.

Please remember to sign and date the reverse side before mailing in your vote.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

After careful consideration, the Board of Trustees of the Trust unanimously approved the proposal listed below and recommended that shareholders vote “for” the proposal.

FOLD HERE

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [ X ]

FOR	AGAINST	ABSTAIN
PROPOSAL 1. To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which the Federated Stock and Bond Fund (“Stock and Bond Fund”),  would acquire all of the assets of Federated Target ETF Fund 2015, a portfolio of Federated Managed Allocation Portfolios, in exchange for Class A Shares, Class K Shares and Institutional Shares of the Stock and Bond Fund to be distributed pro rata by Federated Target ETF Fund 2015 to its shareholders in complete liquidation and termination of the Federated Target ETF Fund 2015.

□	□	□

(BARCODE HERE)                                                                                (PROXY ID HERE)                                                                                     (CUSIP HERE)

FEDERATED TARGET ETF FUND 2025
Proxy for Special Meeting of Shareholders – June 10, 2009

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Target ETF Fund 2025, a portfolio of Federated Managed Allocation Portfolio (the "Trust"), hereby appoint Todd P. Zerega, Justine Patrick, Catherine C. Ryan, Joseph W. Kulbacki, Shannon McDowell and Tara L. Raposa, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on June 10, 2009, at 4000 Ericsson Drive, Warrendale, PA at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot.  If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter.  Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

Shareholder registration printed here
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

PLEASE FOLD HERE AND RETURN ENTIRE BALLOT – DO NOT DETACH

FEDERATED TARGET ETF FUND 2025

Proxy for Special Meeting of Shareholders – June 10, 2009

Vote by Phone, by Mail or by Internet

ONLINE:	To vote your proxy via the Internet please go to www.proxyonline.com and enter the CONTROL NUMBER found at the top of the reverse side of this proxy card.

CALL:
To vote your proxy by phone, call 1-866-416-0559 and provide the proxy CONTROL NUMBER found at the top of the reverse side of this proxy card.  Representatives are available to assist you Monday – Friday 9 a.m. to 10 p.m. Eastern Time.

MAIL:	To vote your proxy by mail check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

Please sign this proxy exactly as your name appears on the books of the Trust.  Joint owners should each sign personally.  Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.  If a corporation, this signature should be that of an authorized officer who should state his or her title.

Shareholder sign here

Joint owner sign here

Date:

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

FEDERATED TARGET ETF FUND 2025
       CONTROL NUMBER

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.
 YOUR PROMPT ATTENTION WILL HELP TO AVOID
THE EXPENSE OF FURTHER SOLICITATION.

Please remember to sign and date the reverse side before mailing in your vote.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

After careful consideration, the Board of Trustees of the Trust unanimously approved the proposal listed below and recommended that shareholders vote “for” the proposal.

FOLD HERE

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [ X ]

FOR	AGAINST	ABSTAIN
PROPOSAL 1.    To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which the Federated Stock and Bond Fund (“Stock and Bond Fund”),  would acquire all of the assets of Federated Target ETF Fund 2025, a portfolio of Federated Managed Allocation Portfolios, in exchange for Class A Shares, Class K Shares and Institutional Shares of the Stock and Bond Fund to be distributed pro rata by Federated Target ETF Fund 2025 to its shareholders in complete liquidation and termination of the Federated Target ETF Fund 2025.

□	□	□

(BARCODE HERE)                                                                                (PROXY ID HERE)                                                                                     (CUSIP HERE)

FEDERATED TARGET ETF FUND 2035
Proxy for Special Meeting of Shareholders – June 10, 2009

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Target ETF Fund 2035, a portfolio of Federated Managed Allocation Portfolio (the "Trust"), hereby appoint Todd P. Zerega, Justine Patrick, Catherine C. Ryan, Joseph W. Kulbacki, Shannon McDowell and Tara L. Raposa, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on June 10, 2009, at 4000 Ericsson Drive, Warrendale, PA at 2:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot.  If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter.  Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

Shareholder registration printed here
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

PLEASE FOLD HERE AND RETURN ENTIRE BALLOT – DO NOT DETACH

FEDERATED TARGET ETF FUND 2035

Proxy for Special Meeting of Shareholders – June 10, 2009

Vote by Phone, by Mail or by Internet

ONLINE:	To vote your proxy via the Internet please go to www.proxyonline.com and enter the CONTROL NUMBER found at the top of the reverse side of this proxy card.

CALL:
To vote your proxy by phone, call 1-866-416-0559 and provide the proxy CONTROL NUMBER found at the top of the reverse side of this proxy card.  Representatives are available to assist you Monday – Friday 9 a.m. to 10 p.m. Eastern Time.

MAIL:	To vote your proxy by mail check the appropriate voting box on the reverse side of this proxy card, sign and date the card and return it in the enclosed postage-paid envelope.

Please sign this proxy exactly as your name appears on the books of the Trust.  Joint owners should each sign personally.  Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign.  If a corporation, this signature should be that of an authorized officer who should state his or her title.

Shareholder sign here

Joint owner sign here

Date:

IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY.  EVERY SHAREHOLDER’S VOTE IS IMPORTANT.

FEDERATED TARGET ETF FUND 2035
       CONTROL NUMBER

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE.
 YOUR PROMPT ATTENTION WILL HELP TO AVOID
THE EXPENSE OF FURTHER SOLICITATION.

Please remember to sign and date the reverse side before mailing in your vote.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.

After careful consideration, the Board of Trustees of the Trust unanimously approved the proposal listed below and recommended that shareholders vote “for” the proposal.

FOLD HERE

TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: [ X ]

FOR	AGAINST	ABSTAIN
PROPOSAL 1.    To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which the Federated Stock and Bond Fund (“Stock and Bond Fund”),  would acquire all of the assets of Federated Target ETF Fund 2035, a portfolio of Federated Managed Allocation Portfolios, in exchange for Class A Shares, Class K Shares and Institutional Shares of the Stock and Bond Fund to be distributed pro rata by Federated Target ETF Fund 2035 to its shareholders in complete liquidation and termination of the Federated Target ETF Fund 2035.

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(BARCODE HERE)                                                                                (PROXY ID HERE)                                                                                     (CUSIP HERE)